Exhibit 10.2

To:	(1)	Lion/Rally Cayman 4; and

	(2)	Lion/Rally Cayman 5

(together, the “Lion Holdcos”)

	(3)	Lion Capital LLP
21 Grosvenor Place
London SW1X 7HF

(“Lion Capital” and, together with the Lion Holdcos, the “Lion Parties”)

From:		Central European Distribution Corporation (“CEDC”)
Bobrowiecka 6
00-723 Warszawa
Poland

Date: 24 April 2009

Dear Sirs

Project Rally 2: Commitment Letter

1	We refer to:

(i)	the note purchase and share subscription agreement to be made between CEDC, Carey Agri International Poland Sp. z. o.o., Lion/Rally Cayman 2, and Lion/Rally Cayman 5 in the form attached at Schedule 1 (the “Note Purchase Agreement”);

(ii)	the limited partnership agreement relating to Lion/Rally Cayman 7 L.P. to be made between Lion/Rally Cayman 8 as general partner and CEDC, Lion/Rally Cayman 2 as limited partners in the form attached at Schedule 2 (the “Limited Partnership Agreement”);

(iii)	the option agreement relating to shares in Lion/Rally Cayman 6 to be made between Lion/Rally Cayman 4, Lion/Rally Cayman 5, Lion/Rally Cayman 7 L.P. and CEDC in the form attached at Schedule 3 (the “Option Agreement”);

(iv)	the governance and shareholders agreement to be made between Lion/Rally Cayman 7 L.P., Lion/Rally Cayman 4, Lion/Rally Cayman 5, Lion/Rally Cayman 6, Lion/Rally Cayman GP 1 Limited and CEDC in the form attached at Schedule 4 (the “Shareholders Agreement”);

(v)	the proposed memorandum of association and articles of association of Lion/Rally Cayman 6, including the schedule thereto, in the form attached at Schedule 5;

(vi)	the share mortgages made between: Lion/Rally Cayman 7 L.P., Lion/Rally Cayman 4, and Lion/Rally Cayman 5; in the form attached at Schedule 6 (the “Pledges”),

together, the “Equity Documents”; and

(vii)	the letter of undertaking between the Lion Parties and CEDC, dated 24 April 2009.

2	CEDC and funds managed by Lion Capital hold an investment in Russian Alcohol Group (the “Original Investment”). CEDC and the Lion Parties have agreed to restructure the Original Investment (the “New Investment”) on the terms set out in the Equity Documents.

3	This letter agreement (this “Commitment Letter”) is being entered into by the parties to confirm the parties’ mutual understandings and agreements with respect to the New Investment.

4	In consideration of each of the parties separately entering into the Equity Documents, the parties hereby agree as follows:

4.1	CEDC undertakes to each of the Lion Parties that:

(i)	immediately following signing of this Commitment Letter, it will enter into and will cause Carey Agri International Poland Sp. z o.o. to enter into the Note Purchase Agreement; and

(ii)	it will enter into those of the Equity Documents to which it is a party and perform its obligations thereunder, and procure that its relevant Affiliates (as defined in the Shareholders Agreement together with the associated definitions of Person and Control) also do so.

4.2	The Lion Parties undertake to CEDC that:

(i)	they will immediately following signing of this Commitment Letter, enter into and cause Lion/Rally Cayman 2 and Lion/Rally Cayman 5 to enter into the Note Purchase Agreement; and

(ii)	they will enter into those of the Equity Documents to which they are a party and perform their obligations thereunder and procure that their relevant Affiliates (as defined in the Shareholders’ Agreement together with the associated definitions of Person and Control) also do so.

5	The obligations of the parties under this Commitment Letter are subject to the satisfaction of the following conditions:

(i)	there having been no changes to the Equity Documents except as may be agreed by CEDC and Lion Capital in writing; and

(ii)	no existing order, writ, injunction, decree, statute, rule, regulation or other requirement of any governmental authority shall have been made, promulgated or enacted that restrains, enjoins, invalidates or declares the New Investment ineffective or otherwise prohibits the Original Investment being reorganised on the terms set out in the Equity Documents.

6	The parties hereby agree and undertake to each other that any material public announcements made in connection with this Commitment Letter, the New Investment or the entry into the Equity Documents (including but not limited to any announcements required to be made in accordance with applicable law or regulation, to the extent permitted by law) shall be made only following consultation between the parties as to the contents of such announcements.

7	CEDC acknowledges that the Lion Parties will be relying on the provisions of this Commitment Letter in entering into the New Investment. The Lion Parties acknowledge that CEDC will be relying on the provisions of this Commitment Letter in entering into the New Investment.

8	Notwithstanding anything that may be expressed or implied in this Commitment Letter, CEDC and the Lion Parties, each by its acceptance of the benefits hereof, covenants, agrees and acknowledges that no person other than CEDC and the Lion Parties shall have any obligation hereunder and that no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against, and no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by, any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, affiliate or assignee of any of CEDC or the Lion Parties or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, affiliate or assignee of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, for any obligations of CEDC or any of the Lion Parties under this Commitment Letter or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligations or their creation. This paragraph 8 does not exclude any liability for, or remedy in respect of, fraudulent misrepresentation.

9	Notwithstanding any provision of this Commitment Letter it is agreed and acknowledged that Lion Capital shall only be subject to the equitable remedies of injunction and specific performance in the event of a violation of the terms of this Commitment Letter and shall not be liable for money damages or money damages in lieu of equitable remedies.

10	This Commitment Letter is confidential and may not be disclosed by a party to any third party other than to the financial or professional advisers of the Lion Parties or CEDC in connection with the New Investment, or as may be required by law, regulation or any governmental or competent regulatory authority, without the prior written consent of the other party.

11	The Parties irrevocably agree that, subject as provided below, the courts of England shall have exclusive jurisdiction over any dispute or claim arising out of or in connection with this Commitment Letter or its subject matter or formation (including non-contractual claims). Nothing in this paragraph 11 shall limit the right of the Parties to commence proceedings to seek equitable (or equivalent) relief or to seek enforcement of a final non-appealable judgment of the courts of England in any federal or state court of New York or Delaware, or in any court of the Cayman Islands or Poland (an “Approved Jurisdiction”) which has competent jurisdiction, nor shall the commencement of such proceedings in any one or more Approved Jurisdictions preclude the commencement of similar proceedings in any other Approved Jurisdiction, whether concurrently or not, to the extent permitted by the law of such other Approved Jurisdiction. No Party shall be entitled to commence proceedings in any court in any jurisdiction other than England or of an Approved Jurisdiction.

12	This Commitment Letter and all matters (including, without limitation, any contractual or non-contractual obligation) arising from or connected with it are governed by, and will be construed in accordance with, English law.

Yours faithfully

/s/ William Carey
Name: William Carey
Title: President
for and on behalf of
Central European Distribution Corporation

Agreed and accepted on behalf of

/s/ Rob Jones
Name: Rob Jones
Title: Director
for and on behalf of
Lion/Rally Cayman 4

/s/ Rob Jones
Name: Rob Jones
Title: Director
for and on behalf of
Lion/Rally Cayman 5

/s/ James Cocker, as Attorney
Name: James Cocker
Title: Member
for and on behalf of
Lion Capital LLP

SCHEDULE 1: NOTE PURCHASE AGREEMENT

SCHEDULE 2: LIMITED PARTNERSHIP AGREEMENT

AGREED FORM

[LION/RALLY CAYMAN 7 L.P.]

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

Dated      April 2009

PARTNERSHIP INTERESTS ARE SUBJECT TO TRANSFER RESTRICTIONS

i

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

OF

[Lion/Rally Cayman 7 L.P.]

This AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (this “Agreement”) of Lion/Rally Cayman 7 L.P., a Cayman Islands exempted limited partnership (the “Partnership”), is made and entered into      April 2009, by and among [Lion/Rally Cayman 8] Limited a Cayman limited liability company (the “General Partner”), Central European Distribution Corporation (the “Original Class A1 Limited Partner” or “CEDC”) and Lion/Rally Cayman 2 (the “Original Class A2 Limited Partner”). Capitalised terms used herein and not otherwise defined shall have the meanings set forth in Article 2.

WHEREAS, the Partnership was formed on [—] [April] 2009, by the General Partner and the Original Class A2 Limited Partner and as of such date, the General Partner and the Original Class A2 Limited Partner entered into the Partnership’s Limited Partnership Agreement (the “Original Partnership Agreement”); and

WHEREAS, the General Partner, the Original Class A1 Limited Partner and the Original Class A2 Limited Partner now desire to amend and restate the Original Partnership Agreement effective as of the date set forth above.

ARTICLE 1

ORGANISATION

Section 1.1 Formation. The General Partner and the Original Class A2 Limited Partner have formed a limited partnership pursuant to and in accordance with the provisions of The Cayman Islands Exempted Limited Partnership Law (as revised) (the “Partnership Law”). The General Partner filed, on behalf of the Partnership, a Statement in Terms of Section 9 of the Exempted Limited Partnership Law conforming to the Partnership Law with the registrar of Exempted Limited Partnerships (the “Registrar”). The Partnership commenced on the date on which the Certificate of Registration was issued by the Registrar and shall continue in existence until its affairs are dissolved, liquidated and terminated in accordance with this Agreement and the Partnership Law. This Agreement hereby amends and restates the Original Partnership Agreement and the interests held by the General Partner shall henceforth be designated as Class B Interests. This Agreement shall be the only document governing the Partnership.

Section 1.2 Name. The name of the Partnership is Lion/Rally Cayman 7 L.P. The General Partner may, in its sole discretion and in compliance with the Partnership Law, change the name of the Partnership from time to time and shall give prompt written notice thereof to the Limited Partners; provided, however, that such name may not contain any portion of the name or mark of any Limited Partner without such Limited Partner’s consent. In any such event, the General Partner shall promptly file in the office of the Registrar notice of such change of name.

Section 1.3 Purpose. The purpose of the Partnership is to carry on the business of an investor and in particular but without limitation to identify, research, negotiate, make and monitor the progress of and sell, realise, exchange or distribute investments which shall include but shall not be limited to the purchase, subscription, acquisition, sale and disposal of shares, debentures, convertible loan stock and other securities in unquoted companies and in certain quoted situations, and the making of loans whether secured or unsecured to such companies in connection with equity or equity related investments, with the principal objective of providing Partners with capital appreciation. This shall include the business of investing directly or indirectly in the Group and in particular, but without limitation, to research, negotiate, make and monitor the progress of and sell, realise, exchange or distribute such investment, with the principal objective of providing Partners with capital appreciation. The Partnership (acting through the General Partner or persons authorised on behalf of the Partnership pursuant to this Agreement) may execute, deliver and perform all contracts and other undertakings and engage in all activities and transactions as may in the opinion of the General Partner be necessary or advisable in order to carry out the foregoing purposes and objectives, subject to and in accordance with the provisions of this Agreement. For the avoidance of doubt, the Partnership shall not undertake business with the public in the Cayman Islands other than to the extent necessary for the conduct of business of the Partnership exterior to the Cayman Islands.

Section 1.4 Partnership Qualification Requirements.

1.4.1 The Original Class A Limited Partners are not investment companies within the meaning of Section 3(a) of the 1940 Act (the “Qualification Requirement”).

1.4.2 Each Original Class A Limited Partner shall meet the Qualification Requirement applicable to it for so long as it is a Limited Partner.

Section 1.5 Status of the Partnership. The Partnership is not and the General Partner shall manage the Partnership such that it will not be required to register as an investment company within the meaning of the 1940 Act.

Section 1.6 Maximum Partnership Interests. At any time, there may not be more than ten owners of Class A1 Interests and Class A2 Interests.

Section 1.7 Registered Office. The Partnership’s initial registered office in the Cayman Islands shall be located at the offices of [Stuarts Corporate Services Ltd., PO Box 2510 Grand Cayman KY1-1104, Cayman Islands], and the address of its principal place of business shall be [Stuarts Corporate Services Ltd., PO Box 2510 Grand Cayman KY1-1104, Cayman Islands]. The General Partner may change such registered office, registered agent, or principal place of business from time to time. The General Partner shall give prompt written notice of any such change to each Limited Partner. The Partnership may from time to time have such other place or places of business within or outside the Cayman Islands as may be determined by the General Partner.

Section 1.8 Fiscal Year. The fiscal year of the Partnership shall end on the last day of each calendar year.

ARTICLE 2

DEFINITIONS

Section 2.1 Definitions. Capitalised words and phrases used in this Agreement have the following meanings:

“1940 Act” shall mean the Investment Company Act of 1940 of the United States of America.

“Adjusted Capital Contribution” shall mean, as of any date, a Partner’s Capital Contributions adjusted as follows:

(a) increased by the amount of any Partnership liabilities which, in connection with distributions in accordance with the provisions of Section 4.1(a), are assumed by such Partner or are secured by any Partnership Assets distributed to such Partner; and

(b) reduced by the amount of cash and the Fair Market Value of any Partnership Assets distributed to such Partner in accordance with the provisions of Section 4.1(a) and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner, or any other Partner, to the Partnership.

“Affiliate” with respect to any person, another person Controlled directly or indirectly by such first person, Controlling directly or indirectly such first person or directly or indirectly under the same Control as such first person, and “Affiliated” shall have a meaning correlative to the foregoing.

“Agreement” shall mean this Amended and Restated Limited Partnership Agreement.

“Approved Jurisdictions” shall mean the federal or state courts in the State of New York, the federal or state courts in the State of Delaware, England and Poland.

“Business Day” shall mean a day (other than a Saturday, a Sunday or a public holiday) on which banks in London, New York, Warsaw, and the Cayman Islands are normally open for the conduct of general banking business.

“Capital Account” shall have the meaning set forth in Section 3.3 of this Agreement.

“Capital Contribution” shall mean, with respect to any Partner, the aggregate amount of money and the Fair Market Value at the date of contribution of any property (other than money) contributed at any time to the Partnership by the Partner.

“Class A Interest” shall mean the Class A1 Interest and the Class A2 Interest.

“Cayman 7 Call Option Consideration Notice” shall have the meaning set forth in the Option Agreement.

“Class A1 Interest” shall mean the Partnership Interest of the Original Class A1 Limited Partner acquired pursuant to this Agreement (for the avoidance of doubt, nothing within this definition or within this Agreement is intended to imply any division or sub-division of the single class of Ordinary Shares of Lion/Rally Cayman 6).

“Class A2 Interest” shall mean the Partnership Interest of the Original Class A2 Limited Partner acquired pursuant to this Agreement (for the avoidance of doubt, nothing within this definition or within this Agreement is intended to imply any division or sub-division of the single class of Ordinary Shares of Lion/Rally Cayman 6).

“Class B Interests” shall mean the Partnership Interests of the Original Class B Limited Partner (being Lion/Rally Cayman 5) as at the date of the execution and delivery of a Deed of Adherence by the Original Class B Limited Partner as set out in a Deed of Adherence executed by the Original Class B Limited Partner as well as the Partnership’s Interests of the General Partner.

“Commitment Letter” shall mean the letter agreement made between the Central European Distribution Corporation, Lion/Rally Cayman 4, Lion/Rally Cayman 5 and Lion Capital LLP dated [—].

“Control” (including, with their correlative meanings, “Controlled by”, “Controlling” and “under common Control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of any other Person, provided that, in any event, any Person who owns, directly or indirectly, a majority of the securities having ordinary voting power or otherwise having the power to elect a majority of the directors or other governing body of a corporation or having a majority of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person for the avoidance of doubt, a limited partnership is controlled by its general partner.

“Deed of Adherence” shall mean a deed of adherence to this Agreement in the form attached as Schedule B;

“Distributable Property” shall mean the excess of cash and property on hand over the amount that the General Partner determines is required to be retained as a reasonable reserve to meet any Partnership liabilities or proposed expenditures which are accrued or reasonably foreseeable or that is reasonably necessary to be retained.

“Distribution” shall mean any dividend or other form of distribution of assets that Lion/Rally Cayman 6 makes to the Partnership.

“Encumbrance” shall mean any mortgage, charge (fixed or floating), pledge, lien, hypothecation, option, right of set off, security trust, assignment by way of security, reservation of title, option, restriction, right of first refusal, right of pre-emption, third party right or interest, or any other encumbrance or security interest whatsoever created or arising or any other agreement or arrangement (including any sale and leaseback transaction) entered into for the purposes of conferring security or having similar effect and any agreement to enter into, create or establish any of the foregoing.

“Fair Market Value” shall have the meaning set forth in Section 4.1 of this Agreement.

“Final Cayman 7 Call Option” shall have the meaning set forth in the Option Agreement.

“Final Cayman 7 Call Option Completion Date” shall have the meaning set forth in the Option Agreement.

“General Partner” shall have the meaning set forth in the first paragraph of this Agreement and any other Person who, pursuant to the provisions of this Agreement, becomes the general partner of the Partnership.

“Governance and Shareholders Agreement” shall mean the Governance and Shareholders Agreement, made between [Lion Rally/Cayman 6], the Holdcos, the Partnership, the General Partner and CEDC on or about the date hereof;

“Group” shall mean Lion/Rally Cayman 6 and its Subsidiaries from time to time and “member of the Group” and “Group Company” shall be construed accordingly.

“Holdcos” shall have the meaning set forth in the Option Agreement.

“Holdco Call Option” shall have the meaning set forth in the Option Agreement.

“Holdco Put Option” shall have the meaning set forth in the Option Agreement.

“Hurdle Amount” shall mean an amount equal to the higher of: (i) zero; and (ii) $[1.93] multiplied by the number of Ordinary Shares held by the Partnership immediately following completion of the Holdco Call Option, if the Holdco Call Option is exercised.

“Investment” shall mean an investment or investments acquired or subscribed for by the Partnership (either directly or indirectly), including but not limited to shares, debentures, convertible loan stock, options, warrants or other securities and loans (whether secured or unsecured) made to any body corporate or other entity and interests or participations or commitments in a limited partnership or other collective investment scheme including investment, in or to Lion/Rally Cayman 6 or any other member of the Group;

“Letter of Undertaking” shall mean the letter agreement made between the Central European Distribution Corporation, Lion/Rally Cayman 4, Lion/Rally Cayman 5 and Lion Capital LLP dated [—].

“LIBOR” means, in relation to any day, BBA LIBOR for six month US dollar deposits for that day.

“Limited Partner” shall mean any Person listed as a Limited Partner on Schedule A attached hereto, as the same may be amended from time to time, pursuant to the provisions of this Agreement and shall include any Person identified on the books and records of the Partnership as a Limited Partner.

“Majority in Interest of the Partners” shall mean Partners holding not less than a majority of each of (a) the Adjusted Capital Contributions of the holders of Class A1 Interests, (b) the Adjusted Capital Contributions of the holders of Class A2 Interests and (c) the Adjusted Capital Contributions of the holders of Class B Interests.

“Marketable Securities” shall mean securities admitted to trading on an internationally recognised stock exchange.

“Note Purchase and Share Subscription Agreement” shall have the meaning set forth in the Option Agreement.

“Option Agreement” shall mean the option agreement entered into on or about the date of this Agreement between: (i) Lion/Rally Cayman 4; (ii) Lion/Rally Cayman 5; (iii) the Partnership; and (iv) CEDC.

“Ordinary Shares” shall have the meaning set forth in the Option Agreement.

“Original Class A Limited Partners” shall mean the Original Class A1 Limited Partner and the Original Class A2 Limited Partner.

“Original Class B Limited Partner” shall mean Lion/Rally Cayman 5.

“Outstanding Consideration” shall have the meaning set forth in the Option Agreement.

“Partner” shall mean any one of the General Partner or the Limited Partners.

“Partner Loans” shall have the meaning set forth in Section 3.5 of this Agreement.

“Partnership” shall mean the limited partnership formed and continued in accordance with the terms, conditions and provisions of this Agreement.

“Partnership Assets” shall mean all intangible and tangible personal property and real property acquired by the Partnership and any replacements of, or additions or improvements to, such property.

“Partnership Interests” shall mean, collectively, the interests of the Partners in the Partnership.

“Partnership Law” shall have the meaning set forth in Section 1.1 of this Agreement.

“Person” shall mean any individual, partnership, corporation, limited liability company, trust or other entity.

“Pledges” shall have the meaning set forth in the Option Agreement.

“Registrar” shall have the meaning set forth in Section 1.1 of this Agreement.

“Registration Rights Agreement” shall have the meaning set forth in the Option Agreement.

“Subsidiary” shall mean in relation to any person (a “Holding Company”), any other person directly or indirectly Controlled by that Holding Company.

“Substitute Partner” shall mean a person admitted pursuant to Section 10 of this Agreement as a Partner as the successor to all, or part of, the rights and liabilities of a Partner in respect of such Partner’s Partnership Interest.

“Taxation” shall mean any form of taxation together with interest or penalties (if any) thereon and any reasonable costs incurred in resisting claims therefor.

“Transaction Documents” shall mean the Option Agreement, the Pledges, the Commitment Letter, the Letter of Undertaking, the Warrant Instruments, the Note Purchase & Share Subscription Agreement, the Registration Rights Agreement, the Governance and Shareholders Agreement and this Agreement, and “Transaction Document” means any of them;

“Transfer” shall mean any sale, exchange, transfer, gift, bequest, assignment of, all or any portion of any interest in tangible or intangible personal or real property, voluntarily or involuntarily, by operation of law or otherwise.

“U.S.$ or $” means the lawful currency of the U.S.

“Warrant Instruments” shall have the meaning set forth in the Option Agreement.

ARTICLE 3

CAPITAL CONTRIBUTIONS

Section 3.1 Initial Capital Contributions by General Partner and Limited Partners.

(a) Original Class A1 Limited Partner. The Original Class A1 Limited Partner shall contribute to the Partnership in readily available funds the amount set forth opposite its name under the heading “Capital Contribution” on Schedule A, for which the Original Class A1 Limited Partner shall receive the Original Class A1 Limited Partner’s Partnership Interest (which shall be designated as a Class A1 Interest).

(b) Original Class A2 Limited Partner. The Original Class A2 Limited Partner has contributed to the Partnership on or before the date of this Agreement the assets set forth opposite its name under the heading “Capital Contribution” on Schedule A and has received therefor the Original Class A2 Limited Partner’s Partnership Interest (which shall be designated as Class A2 Interests).

(c) Application of Original Class A Limited Partners contributions. The Original Class A1 Limited Partner and the Original Class A2 Limited Partner acknowledge that the Partnership has entered into certain agreements in reliance upon the Original Class A1 Limited Partner’s commitments to contribute funds to the Partnership as set out in this Section and in Section 3.2 below. The Original Class A1 Limited Partner shall indemnify the Partnership against any claim, loss, damage, liability, or expense, including reasonable attorneys’ fees, court costs, and costs of investigation and appeal, suffered or incurred by the Partnership by reason of, arising from, or relating to the failure by it to comply with its obligations under Section 3.2 below. Notwithstanding any other provision of this Agreement, the Partnership may assign its rights under this Section 3.1(c) and, in relation thereto, under Section 8.2, to the Holdcos (as defined in the Option Agreement).

Section 3.2 Further Capital Contributions to fund additional commitments

(a) It is acknowledged that the Partnership is party to the Transaction Documents under which it has certain obligations and rights which if exercised give rise to the obligation for the Partnership to make payment of cash amounts.

(b) Where the Partnership is permitted to exercise a right under a Transaction Document which gives rise to an obligation to make a payment on the part of the Partnership, the General Partner will first (and before exercising such right under the relevant Transaction Document) seek (in writing) a direction from the Original Class A1 Limited Partner as to whether the Original Class A1 Limited Partner wishes the Partnership to exercise such right.

(c) Where a Cayman 7 Call Option Consideration Notice is received by the Partnership the General Partner shall within one Business Day of its receipt send a copy of such notice to the Original Class A1 Limited Partner.

(d) Where the Original Class A1 Limited Partner notifies (in writing) the General Partner that the Original Class A1 Limited Partner does not wish the General Partner to exercise such right, the General Partner undertakes not to exercise such right under the Transaction Documents.

(e) Where the Original Class A1 Limited Partner notifies (in writing) the General Partner that the Original Class A1 Limited Partner wishes the General Partner to exercise a right under a Transaction Document which gives rise to an obligation on the part of the Partnership to make a payment, the Original Class A1 Limited Partner undertakes to make a Capital Contribution, in cash, to the Partnership, in amount and at such time as the General Partner may direct, only to the extent that will allow the General Partner to exercise the relevant right under the relevant Transaction Document and satisfy the payment obligation arising thereunder.

(f) The General Partner shall be under no obligation to exercise any right under a Transaction Document which gives rise to an obligation to make a payment on the part of the Partnership until the Partnership has received, in full and in cleared funds from the Class A1 Limited Partner, the Capital Contribution which enables the General Partner to timely meet in full the relevant payment obligation as it arises.

(g) Where the Partnership timely receives such a Capital Contribution the General Partner shall be obligated to exercise the relevant right under the Transaction Document giving rise to the payment obligation and shall be obligated to make payment on the terms set out in the relevant Transaction Document.

(h) Where a payment obligation of the Partnership arises or will arise under a Transaction Document the Original Class A1 Limited Partner shall, at the direction of the General Partner, be obligated to make a Capital Contribution to the Partnership to allow the Partnership to satisfy such payment obligation under the relevant Transaction Document. Where the Partnership receives such Capital Contribution in accordance with the General Partner’s direction the General Partner shall be obligated to apply such Capital Contribution in satisfaction of the relevant payment obligation under the Transaction Document.

(i) Where a Outstanding Consideration Payment Notice is received by the Partnership the General Partner shall within one Business Day of receipt of such notice request a Capital Contribution for the amount set out in the Outstanding Consideration Payment Notice from the Original Class A1 Limited Partner.

(j) The General Partner shall issue such Class A1 Interests to the Original Class A Limited Partner as required under Clause 5.4 of the Option Agreement.

Section 3.3 Capital Accounts. The Partnership shall maintain a separate capital account (each, a “Capital Account”) for each Partner.

Section 3.4 Withdrawal of Capital. Subject to Section 11.1 hereof, no Partner shall have the right to withdraw any capital from the Partnership; provided, however, that the General Partner may distribute capital to the Partners from time to time, in accordance with the terms hereof.

Section 3.5 Loans. Any Partner or Affiliate thereof may (with the consent of the General Partner), but shall not be required to, make loans to the Partnership for any Partnership purpose (hereinafter, “Partner Loans”). The General Partner will provide the opportunity for all Limited Partners to participate, on a pro rata basis, in any such Partner Loans that exceed in the aggregate US$100,000. In respect of any such Partner Loans, the lending Partners shall be treated as creditors of the Partnership. Such Partner Loans shall be repaid as and when the Partnership has funds available therefor, but prior to any further distributions to the Partners, unless otherwise agreed by such lending Partner. Such Partner Loans and interest thereon (at reasonable rates to be agreed upon by the lending Partner and the Partnership, but not to exceed market rates for similar loans) shall constitute obligations of the Partnership. Any such Partner Loans shall not increase such Partner’s Capital Contribution or entitle such Partner to any increase in his share of the profits of the Partnership nor subject such Partner to any greater proportion of losses which it may sustain.

Section 3.6 Interest. No Partner shall be entitled to interest on its Capital Contribution or its Capital Account. Any interest actually received by reason of temporary investment of any part of the Partnership’s funds shall be included in the Partnership’s funds.

ARTICLE 4

DISTRIBUTIONS

Section 4.1 Distributions. All Distributable Property shall be distributed as follows after payment of the General Partner’s share under Section 6.4(b):

(a) where the Holdco Put Option has not been exercised on its terms or where the Holdco Put Option has been exercised in accordance with Clauses 13.3.2 (Security Impairment Event) or 13.3.5 (Change of Control of CEDC) of the Option Agreement, amongst the holders of Class A Interests, in proportion to their respective Adjusted Capital Contribution immediately prior to the distribution, subject to the prior written approval of the Original Class A1 Limited Partner;

(b) except where the Holdco Put Option has been exercised in accordance with Clauses 13.3.2 (Security Impairment Event) and 13.3.5 (Change of Control of CEDC) of the Option Agreement, following the exercise of the Holdco Put Option on its terms:

(i) first, to the holders of Class A Interests up to the value of the Hurdle Amount in proportion to their respective Adjusted Capital Contributions immediately prior to the distribution; and

(ii) thereafter:

(A) twenty seven and a half percent (27.5%) to the holders of the Class B Interests in proportion to their respective Adjusted Capital Contributions immediately prior to the distribution; and

(B) the remainder to the holders of Class A Interests and in proportion to their respective Adjusted Capital Contributions immediately prior to the distribution; and

(c) any distribution of Distributable Property which is not in the form of cash or cash equivalents shall be made to the Partners, so far as practicable, in the proportions expressed in Section 4.1(a) and 4.1(b) above or in such other proportions as they may reasonably agree.

The value of any non-cash Distributable Property to be distributed in accordance with this Section 4.1 shall be its Fair Market Value as determined by the General Partner in good faith (the “Fair Market Value”). In determining the Fair Market Value of any non-cash property of the Partnership, all factors which the General Partner determines might reasonably affect such value shall be taken into account without regard to any discounts for illiquidity or non-transferability; provided, however, that any non-cash property that consists of Marketable Securities shall be valued as follows: any investment of a class that is publicly traded shall be valued by reference to a distribution record date which shall be fixed by the General Partner as of a date not less than ten trading days before the proposed Partnership distribution of any such investment and shall take into account the arithmetic average of the trading prices on such record date and on each of the ten trading days immediately preceding, and on each of the ten trading days immediately following, such record date. Such trading prices shall equal (A) the closing sale prices of such investment as reported for each such trading day by the principal securities exchange or interdealer market system on which such investment is then listed or authorised for trading, or (B) if not so listed or authorised, the average of the closing bid and asked quotations for each such trading day as reported by any interdealer quotation system on which such investment is then authorised for trading. Notwithstanding the preceding sentence, if the volume of trading or other aspects of the securities market on which the class of securities is traded are such that the General Partner reasonably determines that prices in such market may not accurately reflect the fair value of the investment, then the General Partner shall not be required to value such investment based solely on the formula previously set forth. In no event shall an investment be valued at less than the price at which the Partnership can require a third Person to buy the investment, taking into account the creditworthiness of the Person with such purchase obligation, the availability of any collateral for the obligation, and other factors that the General Partner deems appropriate.

For the avoidance of doubt, to the extent that the Partnership holds Marketable Securities it shall not automatically be dissolved pursuant to paragraph (d) of Section 11.1 of this Agreement.

Section 4.2 Timing and Manner of Distributions. The General Partner may, in its absolute discretion, make a distribution of Distributable Property among the Partners at any time, as specified in Section 4.1 above, provided that:

(a) any Distribution received by the Partnership prior to the exercise of the Holdco Put Option shall, subject to the approval of the Original Class A1 Partner, be promptly distributed to the Partners;

(b) no distribution in specie of shares in the capital of Lion/Rally Cayman 6 which are held by the Partnership shall be made prior to the Holdco Put Option being exercised.

Where the General Partner makes a distribution of a Distribution to the Original Class A Limited Partners in accordance with this Section, such distribution shall be made in instalments of up to (but not exceeding) $30 million, and (other than the first instalment of such distribution) no instalment of a distribution shall be made to an Original Class A Limited Partner unless the Original Class A Limited Partner has first made a Capital Contribution (a “Distribution Capital Contribution”) equal in value to the prior instalment.

Where the Partnership receives a Distribution Capital Contribution or where the Partnership receives a Distribution which is not distributed to the Partners as a result of the Original Class A1 Partner not giving approval under Section 4.2(a), the Partnership shall immediately make an advanced payment in such amount equal to the Distribution Capital Contribution to the Holdcos, as required under Clause [8.6.2] of the Option Agreement.

Section 4.3 Restriction on Distributions. No distribution shall be made that would have the effect of reducing the value of the Partnership Assets below the liabilities of the Partnership other than liabilities to Partners on account of their interests in the Partnership. Prior to authorising any distribution, the General Partner shall determine whether the Partnership has available to it unencumbered cash funds sufficient for the distribution after taking into account (except in the case of liquidation of the Partnership) the amounts which should be set aside to provide a reasonable reserve for the continuing conduct of the business of the Partnership and for normal working capital.

Section 4.4 Demand for Distributions. No Partner shall be entitled to demand and receive a distribution of Partnership property in return for its Capital Contributions to the Partnership.

Section 4.5 Allocation of Profits and Losses. Every Partner shall have an interest in every asset of the Partnership and accordingly, all items of income, gain, loss and deduction of the Partnership shall be allocated among the Partners in the same proportions as the Partners are entitled to Distributable Property under Section 4.1.

ARTICLE 5

TAX

Section 5.1 Allocations of Income and Loss. Allocations of items of income, gain, loss, deduction, allowance, expense and credit for each taxable year of the Partnership shall be in accordance with each Partner’s interest in the Partnership as determined pursuant to Section 4.1 of this Agreement. Allocations shall be made to each Partner in the same manner as such Partner (a) would contribute capital to the Partnership or (b) would receive distributions if the Partnership were to liquidate the assets of the Partnership at their book value and distribute the proceeds in accordance with Section 4.1; provided, however, that if any such allocation is not permitted by applicable law, the Partnership’s subsequent income, gain, loss, deduction, expense, and credit shall be allocated among the Partners so as to reflect as nearly as possible the allocation used in computing Capital Accounts.

Section 5.2 Withholding Taxes.

(a) Withholding. The General Partner shall be entitled to withhold or cause to be withheld from any Limited Partner’s distributions from the Partnership or any allocable share of Partnership income such amounts, if any, as are required by applicable law. Each Limited Partner shall furnish to the General Partner from time to time all such information as is required by applicable law or otherwise reasonably requested by the General Partner to permit the General Partner to ascertain whether and in what amount withholding is required in respect of such Limited Partner. Notwithstanding the foregoing, the General Partner shall have no liability to the Partnership or any Limited Partner for failure to request or obtain such information from any Limited Partner, or for failure to withhold in respect of any Limited Partner who has not furnished such information to the General Partner.

(b) Recoupment. If the Partnership or the General Partner itself pays (i) any withholding obligation imposed by applicable law or (ii) any amount (including any Taxation, penalty, or interest) in respect of any failure to withhold from any Limited Partner as required by applicable law, in either case such Limited Partner shall on demand reimburse the Partnership or the General Partner (as the case may be) for the amount of such payment plus interest thereon (accruing from the date such payment was made by the person entitled to reimbursement) at a floating rate per annum (which shall change from time to time in accordance with the prime rate specified below as the prime rate changes) equal to the lesser of (A) the highest lawful rate of interest or (B) LIBOR plus 200 basis points (calculated and accrued daily and compounded six-monthly). For these purposes, Each person paying an amount (including any Taxation, penalties, and interest) in respect of a Limited Partner’s Taxation shall have a security interest in the Partnership interest of any Limited Partner who owes money to such paying person pursuant to this Section 5.2(b) and, in addition to all other rights and remedies of such paying person with respect to such security interest or otherwise available at law or in equity, the General Partner shall have the right to offset, or cause to be offset, against any such Limited Partner’s distributions under this Agreement all amounts owed by such Limited Partner to such paying Person pursuant to this Section 5.2(b). The rights and obligations set forth in this Section 5.2 shall survive the dissolution, liquidation, and termination of the Partnership until the expiration of all statutes of limitation applicable to such rights and obligations.

(c) Deemed Distributions. Any amounts withheld or offset by the General Partner in accordance with Section 5.2(a) or 5.2(b) shall nevertheless, for purposes of this Agreement, be deemed to have been distributed to the Limited Partner in respect of which they are withheld.

ARTICLE 6

POWERS OF GENERAL PARTNER

Section 6.1 Standard of Conduct and Management. The management of the Partnership and its business and affairs shall be vested fully and exclusively in the General Partner, which shall have the power by itself and shall be authorised and empowered on behalf and in the name of the Partnership to carry out any and all of the objects and purposes of the Partnership as provided in Section 1.3 hereof and to perform all acts and enter into and perform all contracts and other undertakings, and to make (or refrain from making) all elections, that it may in its sole discretion deem necessary or advisable or incidental thereto in connection therewith, and to reasonably interpret and determine, in a manner consistent with the objects and purposes of the Partnership, allocations, distributions, and financial reporting, to the extent not otherwise clearly provided herein.

Section 6.2 Additional Powers. For the avoidance of doubt the General Partner shall have the right, power and authority to do on behalf of the Partnership all things which, in its sole judgment, are necessary, proper or desirable to carry out the aforementioned duties and responsibilities, including, but not limited to, the right, power and authority:

(a) to incur all reasonable expenditures;

(b) to employ and dismiss from employment any and all employees, agents, independent contractors, brokers, attorneys and accountants;

(c) to borrow money on a short term basis and use as security therefor all or any part of any property of the Partnership;

(d) to do any and all of the foregoing at such price, rental or amount, for cash, securities or other property and upon such terms as the General Partner reasonably deems proper; and

(e) to execute, acknowledge and deliver any and all instruments to effectuate any and all of the foregoing.

Subject to the terms of this Agreement, the General Partner shall have the right, power and authority to lease, sell, exchange, refinance or grant an option for the sale of, all or any portion of the property of the Partnership, at such rental, price or amount, for cash, securities or other property and upon such other terms as the General Partner in its sole and absolute discretion deems proper.

Section 6.3 Devotion of Time. The General Partner shall devote such time to the Partnership business as the General Partner shall deem to be necessary to manage and supervise the business and affairs of the Partnership in an efficient manner; but nothing in this Agreement shall preclude the engagement, at the expense of the Partnership, of any agent or third party to manage or provide other services in respect of the Partnership and/or its properties, subject to the control of the General Partner, provided that at such time of engagement the General Partner has the reasonable belief that such agent or third party has professional or expert competence and that such agent or third party has been selected with reasonable care.

Section 6.4 Competitive Activities. The General Partner shall not be required to manage the Partnership as its sole and exclusive function and may have other business interests and may engage in other activities in addition to those relating to the Partnership. Such other business interests and activities may be of any nature or description, and may be engaged in independently or with others. Neither the Partnership nor any Partner shall have any right, by virtue of this Agreement or the partnership relationship created hereby, in or to such other ventures or activities of the General Partner or any Affiliates of the General Partner, or to the income or proceeds derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper. The General Partner shall have the right to take for its own account or to recommend to others, including Affiliates of the General Partner, any investment opportunity including investment opportunities that may be competitive with or involve the same line of business as that conducted or proposed to be conducted from time to time by the Partnership, and shall have no obligation whatsoever to present or otherwise make available any such investment opportunities to the Partnership.

Section 6.5 Fees and Expenses.

(a) Fees and Expenses. The Partnership shall reimburse the General Partner for all reasonable costs and other obligations incurred by or on behalf of the Partnership or the General Partner in connection with the formation or operation of the Partnership, including reasonable travel and communication expenses, meeting expenses, fees and expenses of finders, brokers, investment bankers, financial advisors, and similar Persons, fees and expenses of legal counsel and other professionals (such as accountants, environmental consultants, insurance consultants, solvency experts, and others) retained by or on behalf of the Partnership or the General Partner for the purposes of the Partnership.

(b) General Partner’s Share. The General Partner shall be entitled to receive a share of profits equal to US $1 per annum attributable to the Partnership Interests as provided for in Section 4.

Section 6.6 Transactions with Affiliates. Notwithstanding anything to the contrary contained herein, and notwithstanding any obligations or duties (fiduciary or otherwise) that the General Partner may have at law or in equity, the Partnership may from time to time enter into transactions with the General Partner or any Affiliates of the General Partner in order to carry out the purpose of the Partnership as described in Section 1.3 above, provided that such transactions are save for the transactions under the Transaction Documents, in the reasonable judgment of the General Partner, not less favourable than would be obtained in a comparable arms length transaction with a Person that is not an Affiliate of the General Partner. Except as set forth in Section 6.4 of this Agreement, the General Partner shall not charge or be paid a fee by the Partnership for any services rendered to the Partnership.

Section 6.7 Prohibition of Encumbrances. Unless the prior written consent of all Partners has been obtained, the General Partner shall maintain the Partnership Interest that it holds free from all Encumbrances at all times.

ARTICLE 7

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 7.1 No Participation by Limited Partners. Notwithstanding any other provision of this Agreement to the contrary or the specific rights listed in Section 7.1(a) and Section 7.1(b), no Limited Partner shall have any right to participate in the conduct of the Partnership or of its business.

(a) The budget of the Partnership which may be prepared from time to time shall promptly, following it being produced, be circulated amongst the Partners, but shall not become effective until the Original Class A1 Limited Partner has specifically approved the same.

(b) Nothing contained in this Section 7.1 shall prohibit any Limited Partner or its officers, directors, partners, members, stockholders or Affiliates from acting as officers and/or directors of the General Partner and its Affiliates.

Section 7.2 Liabilities of the Limited Partners. Except as otherwise required by law, no Limited Partner shall be personally liable for any of the debts or obligations of the Partnership, and the liability of each Limited Partner to the Partnership shall be limited to the total Capital Contributions that the Limited Partner is required to make to the Partnership under Section 3.1 hereof, and such liability shall be enforceable only by the Partnership and the Partners thereof and not by any creditors of the Partnership.

ARTICLE 8

EXCULPATION, INDEMNIFICATION AND GUARANTEE

Section 8.1 Exculpation. Neither the General Partner nor any Affiliate of the General Partner, nor any officer, director, member, stockholder, employee, partner, or agent of the General Partner or any of its Affiliates, shall be liable, responsible, or accountable in loss, damages or otherwise to the Partnership or to any Partner by reason of, arising from, or relating to the operations, business, or affairs of the Partnership, or any act or failure to act on behalf of the Partnership by, the General Partner, or any of their respective Affiliates, except to the extent that any of the foregoing is caused by (i) the negligence, wilful misconduct, or bad faith of a person claiming exculpation, or (ii) a material breach of this Agreement (provided that the General Partner shall have ninety (90) days to cure any material breach of this Agreement after receiving notice thereof).

Section 8.2 Indemnity. To the fullest extent permitted by law, the Partnership shall indemnify the General Partner (which for the purposes of this Section 8.2 shall include both for itself and as trustee for any Affiliate of the General Partner and each officer, director, member, stockholder, employee, partner, or agent of the General Partner each, (and including for the avoidance of doubt the General Partner) being a “General Partner Indemnified Party”) against any claim, loss, damage, liability, actions, proceedings, or expense, including reasonable attorneys’ fees, court costs, and costs of investigation and appeal, suffered or incurred by any such General Partner Indemnified Party by reason of, arising from, or relating to the operations, business, or affairs of or any act or failure to act on behalf of the Partnership, the General Partner, or any of their respective Affiliates, except to the extent that any of the foregoing is caused by the negligence, bad faith or wilful misconduct of any General Partner Indemnified Party or a material breach of this Agreement (provided that the General Partner shall have ninety (90) days to cure any material breach of this Agreement after receiving notice thereof). Unless a determination has been made (by final, nonappealable order of a court of competent jurisdiction) that indemnification is not required, the Partnership shall, upon the request of any General Partner Indemnified Party, advance or promptly reimburse such General Partner Indemnified Party’s reasonable costs of investigation, litigation, or appeal, including reasonable attorneys’ fees; provided, however, that the affected General Partner Indemnified Party shall, as a condition of such General Partner Indemnified Party’s right to receive such advances and reimbursements, undertake in writing to repay promptly the Partnership for all such advancements or reimbursements if a court of competent jurisdiction determines that such General Partner Indemnified Party is not then entitled to indemnification under this Section 8.2 and, at the request of any Limited Partner, shall secure such repayment undertaking with a perfected first-priority lien or equivalent (in favour of the Partnership) on such General Partner Indemnified Party’s Partnership interest or on other collateral reasonably acceptable to such the requesting Limited Partner and the Partnership. No Partner shall be required to contribute capital in respect of any indemnification claim under this Section 8.2 unless otherwise provided in any other written agreement to which such Partner is a party. Where requested by the General Partner, the Partnership shall enter into separate deeds of indemnity in favour of the relevant General Partner Indemnified Party where necessary to give effect to this Section 8.2.

ARTICLE 9

FINANCIAL ACCOUNTING AND TAX MATTERS

Section 9.1 Books and Records. The General Partner shall keep or cause to be kept complete and appropriate records and books of account in which shall be entered all such transactions and other matters relative to the Partnership’s business as are usually entered into records and books of account maintained by persons engaged in businesses of like character or which are required by the Partnership Law. The books and records shall be maintained at the principal place of business of the Partnership, and all such books and records shall be available for inspection and copying at the request, and at the expense, of any Partner during the ordinary business hours of the Partnership.

Section 9.2 Tax Information. As soon as practicable, but no later than one hundred twenty (120) days after the end of each Partnership taxable year, the General Partner shall cause to be prepared and mailed to each Partner all necessary Taxation reporting information.

Section 9.3 Register. The General Partner shall ensure that a register of the General Partner and, pursuant to the Partnership Law, of the Limited Partners shall be maintained at the registered office of the Partnership in the Cayman Islands. Such register shall reflect the name and address of each of the Partners, the amount and date of the Capital Contributions made by each Limited Partner and the amount and date of any payment to any of the Limited Partners representing a return of any part of their Capital Contributions in the event of any such distribution. The register shall be open to inspection by the Partners, any person authorised by the General Partner and any other person with the right to inspect the register pursuant to the Partnership Law.

Section 9.4 Banking.

All funds of every kind and nature received by the Partnership, including Capital Contributions, loan proceeds and operating receipts, shall be deposited in such bank accounts as shall be determined by the General Partner. Signatories shall be as designated from time to time by the General Partner.

Section 9.5 Accounting Decisions. All decisions as to accounting matters, except as specifically provided to the contrary herein, shall be made by the General Partner. These decisions must be acceptable to the Partnership’s accountants.

Section 9.6 Access to Information The General Partner shall afford each Partner reasonable and timely access to the information maintained and generated by the Partnership and General Partner under this Article 9 upon the written request of any Partner.

ARTICLE 10

ADMISSIONS, TRANSFERS AND WITHDRAWALS

Section 10.1 Admission of New Partners. Save in relation to the Transfer of a Partnership Interest in accordance with this Article 10 and the admission of the Original Class B Limited Partner in accordance with Section 10.1(a), no new Partner may be admitted to the Partnership.

(a) Admission of the Original Class B Limited Partner. Subject to the remaining provisions hereof, the Original Class B Limited Partner shall be admitted as a Limited Partner upon the exercise of the Holdco Put Option and the execution and delivery of the Deed of Adherence by the Original Class B Limited Partner.

Section 10.2 Transfer of Partners’ Interests.

(a) General Partner Transfer. The General Partner may Transfer all or any portion of its Partnership Interest to any Affiliate of Lion Capital LLP without obtaining any consent from any other Partner; provided however, that in the event that such Affiliate ceases to be an Affiliate of Lion Capital LLP, the then General Partner shall immediately procure that the transferred Partnership Interest (or proportion of such Partnership Interest) is transferred back to the General Partner or a continuing Affiliate thereof. Save as herein provided, the General Partner may not Transfer all or any proportion of its Partnership Interest without the prior consent of the Limited Partners.

(b) Original Class A1 Limited Partner Transfer. The Original Class A1 Limited Partner may Transfer all or any portion of its Partnership Interest to any of its Affiliates without obtaining any consent from any other Partner; provided however, that: the Original Class A1 Limited Partner guarantees the obligations in respect of the Partnership Interest (or proportion of such Partnership Interest) transferred to such Affiliate to the reasonable satisfaction of the General Partner; and in the event that the such Affiliate ceases to be an Affiliate of the Original Class A1 Limited Partner, the Original Class A1 Limited Partner shall immediately procure that the transferred Partnership Interest (or proportion of such Partnership Interest) is transferred back to the Original Class A1 Limited Partner or a continuing Affiliate thereof.

(c) Original Class B Limited Partner Transfer. The Original Class B Limited Partner may Transfer all or any portion of its Partnership Interest to any of its Affiliates without obtaining any consent from any other Partner; provided however, that: the Original Class B Limited Partner guarantees the obligations in respect of the Partnership Interest (or proportion of such Partnership Interest) transferred to such Affiliate to the reasonable satisfaction of the General Partner; and in the event that the such Affiliate ceases to be an Affiliate of the Original Class B Limited Partner, the Original Class B Limited Partner shall immediately procure that the transferred Partnership Interest (or proportion of such Partnership Interest) is transferred back to the Original Class B Limited Partner or a continuing Affiliate thereof.

(d) Limited Partner Transfer. The Original Class A1 Limited Partner and the Original Class A2 Limited Partner, and (when admitted) the Original Class B Limited Partner may each Transfer all or any portion of such Partner’s Partnership Interest to any of the Original Class A1 Limited Partner, the Original Class A2 Limited Partner or (when admitted) the Original Class B Limited Partner without obtaining any consent from any other Partner.

(e) Death, Bankruptcy, etc. of Limited Partner. In the event of the death, incompetence, insolvency, bankruptcy, dissolution, liquidation, or termination of any Limited Partner:

(i) the Partnership shall not be terminated or dissolved, and the remaining Partners shall continue the Partnership and its operations, business, and affairs until the dissolution thereof as provided in Section 11.1;

(ii) such affected Limited Partner shall thereupon cease to be a Partner for all purposes of this Agreement and, except as provided in Section 10.3, no officer, partner, beneficiary, creditor, trustee, receiver, fiduciary, or other legal representative and no estate or other successor in interest of such Limited Partner (whether by operation of law or otherwise) shall become or be deemed to become a Limited Partner for any purpose under this Agreement;

(iii) the Partnership Interest of such affected Limited Partner shall not be subject to withdrawal or redemption in whole or in part prior to the dissolution, liquidation, and termination of the Partnership;

(iv) the estate or other successor in interest of such affected Limited Partner shall be deemed a transferee of, and shall be subject to all of the obligations with respect to, the Partnership Interest of such affected Limited Partner as of the date of death, incompetence, insolvency, bankruptcy, dissolution, liquidation, or termination, except to the extent the General Partner releases such estate or successor from such obligations;

(v) any legal representative or successor in interest having lawful ownership of the assigned Partnership Interest of such affected Limited Partner shall have the right to receive notices, reports, and distributions, if any, to the same extent as would have been available to such affected Limited Partner; and

(vi) no Transfer of any Partnership Interest, pursuant to this Article 10, shall be completed where such Transfer would cause the Partnership to be required to register as an investment company within the meaning of the 1940 Act. Any purported transfer that would cause the Partnership to be required to register as an investment company within the meaning of the 1940 Act shall be void ab initio.

(f) Effect of Transfer. Upon a Transfer of a Partnership Interest (or part thereof) pursuant to this Article 10:

(i) in the case of the Transfer of the whole of a Partnership Interest held by a Partner, the transferee shall acquire such Partnership Interest and shall be deemed to have made the transferor’s Adjusted Capital Contributions as at the date of Transfer, and the transferor shall cease to hold such Partnership Interest from such date; and

(ii) in the case of the Transfer of part of a Partnership Interest held by a Partner, the transferee shall acquire such part of that Partnership Interest and shall be deemed to have made such proportion of the transferor’s Adjusted Capital Contributions as at the date of Transfer as that part of the Partnership Interest so Transferred bears to the whole of the Partnership Interest held by the transferor immediately prior to such Transfer, and the Adjusted Capital Contributions of the transferor shall be deemed to be reduced accordingly from such date.

Section 10.3 Substitute Partners.

(a) Each Substitute Partner shall be bound by all the provisions of this Agreement and, as a condition of giving its consent to any Transfer to be made in accordance with the provisions of this Article 10, the transferring Partner shall procure that the proposed Substitute Partner acknowledges its assumption of the obligations of the transferring Partner in respect of the Partnership Interest (or proportion of such Partnership Interest) proposed to be transferred to the Substitute Partner, by agreeing to be bound by all the provisions of this Agreement and to become a Partner and undertaking to indemnify the Partnership and the General Partner in respect of any legal costs, taxes and expenses associated with such Transfer. The Substitute Partner shall not become a Partner and neither of the Partnership or the General Partner shall incur any liability for allocations and distributions made in good faith to the transferring Partner until the written instrument of transfer and a signed form of adherence to this Agreement as provided by the General Partner has been received by the Partnership and recorded in its books and the effective date of the transfer has passed.

(b) Each Substitute Partner shall meet the Qualification Requirements applicable to its transferor. If only a portion of a Limited Partner’s interest is transferred to a Substitute Partner, the transferor Limited Partner and the Substitute Partner both will be subject to the applicable Qualification Requirements.

Section 10.4 Withdrawal of Partners. Except as permitted by this Article 10, no Partner shall have any right to withdraw or resign from the Partnership unless such Partner transfers its entire Partnership Interest to one or more transferees who are admitted as a Substitute Partner in accordance with Section 10.3. The General Partner may not withdraw or resign as General Partner of the Partnership without having first found a suitable substitute with the appointment of such substitute to comply with Section 10.2(a). The General Partner may not be removed, suspended or (except as provided in Section 10.5 or Section 11.1) replaced without its consent.

Section 10.5 Removal of General Partner. The Original Class A Limited Partners (where all of the Original Class A Limited Partners agree in writing) may remove the General Partner, and appoint, effective as of the date of such removal, a successor General Partner, but only following: (i) on the Final Cayman 7 Call Option Completion Date; or (ii) timely settlement, in cash, of the entire Outstanding Consideration, provided in each case there has been no exercise of the Holdco Call Option.

ARTICLE 11

DISSOLUTION AND WINDING UP

Section 11.1 Dissolution. The Partnership shall commence winding up upon the first to occur of any of the following events:

(a) 50 years after the date of this Agreement, provided that the General Partner, in its sole and absolute discretion, may extend the term of the Partnership in one or more increments for up to two additional years if necessary to realise upon any assets which may be illiquid and may extend the term of the Partnership further with the consent of Limited Partners holding a Majority in Interest of the Partners;

(b) the election of the General Partner to dissolve the Partnership at any time subject to the prior approval of the Original Class A1 Limited Partner;

(c) the General Partner has withdrawn from the Partnership within the meaning of the Partnership Law, or any other dissolution event specified in the Partnership Law shall have occurred;

(d) a final realisation and distribution of all Distributable Property having occurred;

(e) the Partnership no longer holding any shares in Lion/Rally Cayman 6; or

(f) the General Partner has (i) made a general assignment for the benefit of creditors, (ii) filed a voluntary petition in bankruptcy, (iii) filed a petition or answer seeking for itself any reorganisation, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any bankruptcy, insolvency, or debtor relief law, (iv) filed an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any bankruptcy, liquidation, or insolvency proceeding brought against it, or (v) sought, consented to, or acquiesced in the appointment of a trustee, receiver, or liquidator of the General Partner or of all or any substantial part of its property.

Notwithstanding the foregoing provisions of this Section 11.1, but subject to the provisions of the Partnership Law, the Partnership shall not commence winding up upon the occurrence of any event specified in paragraphs (e) and (f) of this Section 11.1 if within 90 days after such occurrence all the Partners or all of the remaining Partners, as the case may be, agree in writing to continue the business of the Partnership and, if applicable, to the appointment, effective as of the date of withdrawal, of a successor General Partner. At the end of the winding-up process, the General Partner shall file the notice of dissolution required by the Partnership Law.

Section 11.2 Accounting on Winding-Up. Following the commencement of winding-up of the Partnership (without reconstitution) pursuant to Section 11.1, the books of the Partnership shall be closed, and a proper accounting of the Partnership Assets, liabilities, and operations shall be made by the General Partner, all as of the most recent practicable date. Subject to the rights of a Partner or a creditor to apply to the courts of the Cayman Islands in respect of the commencement of winding-up of the Partnership under the Partnership Law, the General Partner shall serve as the liquidator of the Partnership unless it fails or refuses to serve or unless the Partnership has been dissolved (without reconstitution) as a result of any event specified in any of paragraphs (e) and (f) of Section 11.1. If the General Partner does not serve as the liquidator, one or more other persons may, to the extent permitted by law, be elected to serve by consent or vote of Limited Partners then representing a Majority in Interest of the Partners. The liquidator shall have all rights and powers that the Partnership Law confers on any person serving in such a capacity. The expenses incurred by the liquidator in connection with the dissolution, liquidation, and termination of the Partnership shall be borne by the Partnership.

Section 11.3 Termination. As expeditiously as practicable, but in no event later than one year (except as may be necessary to realise upon any material amount of property that may be illiquid), after the commencement of winding-up of the Partnership (without reconstitution) pursuant to Section 11.1, the liquidator shall cause the Partnership (i) to pay and discharge all commercial or trading debts, (ii) to pay and discharge all other liabilities of the Partnership (other than those to the Partners) and to establish a reserve fund (which may be in the form of cash or other property, as the liquidator shall determine) for any and all other liabilities, including contingent liabilities, of the Partnership in a reasonable amount determined by the liquidator to be appropriate for such purposes or otherwise to make adequate provision for such other liabilities, (iii) to pay any debts or liabilities to the Partners including any such debts owed to the Partners which do not constitute Capital Accounts or Partner Loans entered into for any purposes of the Partnership and (iv) to distribute proceeds to the Partners in accordance with Article 4 of this Agreement. The liquidator may sell property, if any, of the Partnership for cash or other consideration and shall cause all remaining cash or other property, if any, of the Partnership (after payment of the sums required to be paid pursuant to (i) to (ii) above) to be distributed to the Partners in accordance with Article 4. At the time final distributions are made in accordance with Article 4, all required filings shall be made in accordance with law, and the legal existence of the Partnership shall terminate; provided, however, that if at any time thereafter any reserved cash or property is released because in the judgment of the liquidator the need for such reserve has ended, then such cash or property shall be distributed in accordance with Article 4.

Section 11.4 No Negative Capital Account Obligation. Notwithstanding any other provision of this Agreement, in no event shall any Partner who has a negative Capital Account upon final distribution of all cash and other property of the Partnership be required to restore such negative account to zero.

Section 11.5 No Other Cause of Dissolution. The Partnership shall not be dissolved, or its legal existence terminated, for any reason whatsoever except as expressly provided in this Article 11 or under the Partnership Law.

Section 11.6 No Obligation to Make Further Contributions. Except as provided in Article 8, the Partners shall look solely to the assets of the Partnership for the return of their contributions, and if the funds remaining after the payment or discharge of the debts and liabilities of the Partnership pursuant to this Article 11 are insufficient to return such contributions, the Partners shall have no recourse against the General Partner for that purpose.

ARTICLE 12

POWER OF ATTORNEY

Section 12.1 Grant. Each Limited Partner hereby irrevocably constitutes, appoints and empowers the General Partner and its designees with full power of substitution, as the true and lawful attorney-in-fact of such Limited Partner, with full power and authority in such Limited Partner’s name, place and stead and for such Limited Partner’s use or benefit, to make, execute, sign, acknowledge, certify, publish, consent to, record or file with respect to the Partnership:

(a) Amendments. All instruments or documents that the General Partner deems appropriate or necessary to reflect any amendment, change or modification to this Agreement which has been approved by the requisite parties pursuant to the terms of this Agreement;

(b) Dissolution or Termination. All conveyances and other instruments or documents that the General Partner deems appropriate or necessary to effectuate or reflect the dissolution, termination and liquidation of the Partnership pursuant to the terms of this Agreement;

(c) Encumbrances. Any and all financing statements, continuation statements, or other documents necessary to grant or perfect for creditors of the Partnership, including the General Partner and its Affiliates, a security interest, mortgage, pledge or lien on all or any of the Partnership Assets pursuant to the terms of this Agreement;

(d) Continuation of Business. All instruments or documents required to continue the business of the Partnership; and

(e) Admission of Partners. All instruments or documents relating to the admission of any Partner pursuant to the terms of this Agreement.

Section 12.2 Authorisation of Execution and Delivery. The execution and delivery by the General Partner of any such agreements, amendments, consents, certificates or other instruments or documents shall, as regards third parties, be conclusive evidence that such execution and delivery was authorised by this Agreement. Nothing in this Agreement shall be construed as authorising any Person acting as attorney-in-fact for any Limited Partner to increase in any way the liability of Limited Partners beyond the liability expressly set forth in this Agreement or to amend this Agreement except in accordance with the provisions of Section 13.4. Each Limited Partner shall execute and deliver to the General Partner, within fifteen (15) days after receipt of the General Partner’s reasonable request therefor, all such further designations, powers of attorney and other instruments as the General Partner deems necessary to effectuate this Agreement and the purposes of the Partnership.

Section 12.3 Scope of Power. The grant of authority in Section 12.1:

(a) is a special power of attorney coupled with an interest, is irrevocable and shall survive the death, incapacity, disability, bankruptcy, incompetency, termination or dissolution of any Limited Partner;

(b) may be exercised by the General Partner for each Limited Partner by a facsimile signature or by listing all of the Limited Partners executing any instrument with the General Partner’s signature as attorney-in-fact for all of them; and

(c) shall extend to the Limited Partners’ heirs, successors and assigns.

ARTICLE 13

MISCELLANEOUS

Section 13.1 Specific Performance. Each Partner acknowledges that damages are not necessarily an adequate remedy for the breach by any Partner of this Agreement and that the non-breaching Partner shall be entitled to specific performance, injunction, and other appropriate equitable remedies, without the posting of any bond.

Section 13.2 Waiver of Partition. Each Partner hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Partnership’s property.

Section 13.3 Waivers. Neither the waiver by a Partner of a breach of or a default under any of the provisions of this Agreement nor the failure of a Partner, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, remedy or privilege under this Agreement shall be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights, remedies or privileges.

Section 13.4 Amendments. Amendments to this Agreement may be proposed by the General Partner. The General Partner shall submit in writing the text of any such amendment to all Limited Partners and shall seek the written consents of the Limited Partners with respect to the proposed amendment. If the General Partner and a Majority in Interest of the Partners shall have given their written consents, then such proposed amendment shall become effective as of the date specified in such proposal; provided, however, that:

(a) Consent Requirements. Without the consent of each Partner to be adversely affected, the Agreement shall not be amended so as to:

(i) convert a Limited Partner into a General Partner;

(ii) modify the limited liability of a Limited Partner;

(iii) amend this Agreement including without limitation Sections 4.1 or 5.1 (or any defined term used in such sections) to affect adversely the interest of a Partner in distributions or in the income and loss of the Partnership;

(iv) amend this Agreement including without limitation Section 3.1 or Section 11.2 to increase a Partner’s obligations to contribute to the capital of the Partnership or to affect adversely any Partner;

(v) amend this Section 13.4 to affect adversely any Partner; or

(vi) add new provisions to this Agreement that would have the effect of any of the foregoing.

(b) Additional Consent for Certain Amendments. In the case of any provision of this Agreement which requires the action, approval or consent of Partners holding a specified interest in the Partnership, such provision may not be amended without the consent of Partners holding such specified interest.

(c) Notification. The General Partner shall notify all Limited Partners upon the final adoption or rejection of any proposed amendment.

Section 13.5 Amendment by the General Partner. Subject always to the provisions of Section 13.4, the General Partner (pursuant to the powers of attorney from the Limited Partners granted as provided in Article 12), without the consent or approval at the time of any Limited Partner (each Limited Partner, by acquiring a Partnership Interest, being deemed to consent to any such amendment), may amend any provision of this Agreement or the Certificate of Registration issued by the Registrar, and may execute, swear to, acknowledge, deliver, file and record all documents required or desirable in connection therewith, to reflect:

(a) Change in Name or Location. A change in the name of the Partnership or the location of the principal place of business of the Partnership;

(b) Change of Partners. The admission, dilution, substitution, termination or withdrawal of any Partner in accordance with the provisions of this Agreement;

(c) Qualification to Do Business. A change that is necessary to qualify the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability;

(d) Changes Which are Inconsequential, Curative, or Required. A change that is:

(i) of an inconsequential nature and does not adversely affect the Partners in any material respect;

(ii) necessary or desirable to cure any ambiguity or to correct or supplement any provisions of this Agreement;

(iii) required or specifically contemplated by this Agreement; or

(iv) necessary to reflect the Partnership Interests of the Partners from time to time as contemplated by this Agreement; and

(e) Changes Under Applicable Law. A change in any provision of this Agreement which requires any action to be taken by or on behalf of the General Partner or the Partnership pursuant to the requirements of applicable Cayman Islands law if the provisions of applicable law are amended, modified, or revoked so that the taking of such action is no longer required; the authority set forth in this Section 13.5(e) shall specifically include the authority to make such amendments to this Agreement and to the Certificate of Registration as the General Partner deems necessary or desirable in the event that the Partnership Law is amended to eliminate or change any provision now in effect.

Section 13.6 Withdrawal of the General Partner

If, pursuant to Section 11.1, the General Partner withdraws as general partner of the Partnership with its consent, the name of the Partnership shall be changed so as not to include the words “Lion” or any imitation thereof and all obligations and undertakings of the General Partner to the Partnership and the Limited Partners, whether arising pursuant to this Agreement or otherwise shall cease with immediate effect provided that nothing herein shall affect the liability of any such General Partner for any act or omission prior to such removal.

Section 13.7 Notices.

(a) Procedure For Giving Notice. All notices or other communications required or permitted to be given pursuant to this Agreement to a Partner shall be given in writing and shall be considered as properly given or made if personally delivered, if sent by a recognised overnight courier (such as Federal Express) or if mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed, in the case of a Limited Partner, to such Partner’s address for notices as it appears on the records of the Partnership and, in the case of the General Partner, to the General Partner at the Partnership’s principal office.

(b) Change of Address. Any Partner may change his address for notices by giving notice in writing to the General Partner, stating his new address for notices. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such Partner’s address for the purpose of all notices or other communication required or permitted to be given pursuant to this Agreement.

(c) Delivery. Any notice or other communication shall be deemed to have been given as of the date on which it is personally delivered or one day after it is sent by recognised overnight courier.

Section 13.8 Other Terms. All references to “Articles” and “Sections” contained in this Agreement are, unless specifically indicated otherwise, references to articles, sections, subsections, and paragraphs of this Agreement. Whenever in this Agreement the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate. As used in this Agreement, the following words or phrases all have the meanings indicated: (a) “or” shall mean “and/or”; (b) “day” shall mean a calendar day; (c) “including” or “include” shall mean “including without limitation”; and (d) “law” or “laws” shall mean statutes, regulations, rules, judicial orders, and other legal pronouncements having the effect of law. Whenever any provision of this Agreement requires or permits the General Partner to take or omit to take any action, or make or omit to make any decision, unless the context clearly requires otherwise, such provision shall be interpreted to authorise an action taken or omitted, or a decision made or omitted, by the General Partner acting alone and in good faith.

Section 13.9 Transfer and Other Restrictions. Interests in the Partnership have not been registered under the securities laws of any jurisdiction and may not be offered or sold unless such interests have been registered, or are exempt from registration, under all applicable securities laws. Interests in the Partnership are subject to certain restrictions on transfer, voting, and other terms and conditions set forth in this Agreement.

Section 13.10 Entire Agreement. This Agreement constitutes the entire agreement of the Partners with respect to the transactions contemplated by the Partners and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for in this Agreement.

Section 13.11 Execution in Counterparts. This Agreement may be executed in multiple counterparts, all of which shall constitute one and the same instrument.

Section 13.12 Binding Effect. Subject to the restrictions on Transfers set forth in Article 10, this Agreement shall be binding upon and shall inure to the benefit of the General Partner and the Limited Partners and their heirs, devisees, executors, administrators, legal representatives, successors and assigns.

Section 13.13 Governing Law. This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating thereto, shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands (without regard to principles of conflicts of laws).

Section 13.14 Jurisdiction The Parties irrevocably agree that, subject as provided below, the courts of the Cayman Islands shall have exclusive jurisdiction over any dispute or claim arising out of or in connection with this Agreement or its subject matter or formation (including non-contractual claims). Nothing in this Section 13.14 shall limit the right of the Parties to commence proceedings to seek equitable (or equivalent) relief or to seek enforcement of a final non-appealable judgment of the courts of the Cayman Islands in any court of an Approved Jurisdiction which has competent jurisdiction, nor shall the commencement of such proceedings in any one or more Approved Jurisdictions preclude the commencement of similar proceedings in any other Approved Jurisdiction, whether concurrently or not, to the extent permitted by the law of such other Approved Jurisdiction. No Party shall be entitled to commence proceedings in any court in any jurisdiction other than the Cayman Islands or of an Approved Jurisdiction.

Section 13.15 Severability. The invalidity of any one or more provisions of this Agreement or any instrument given in connection herewith shall not affect the remaining provisions of this Agreement or any other agreement or instrument, all of which are used subject to the condition of their being held valid at law; in the event that one or more of the provisions of this Agreement should be invalid, or should operate to render this Agreement or any other agreement or instrument invalid, this Agreement and such other agreements and instruments shall be construed as if such invalid provisions had not been included in this Agreement.

Section 13.16 Compliance with Certain Laws. It is the intention of the Partners to comply with applicable usury laws and no provision of this Agreement is intended or shall be construed to permit the charging or receipt of any amount which may be characterised as interest in excess of the maximum rate or amount permitted by applicable law.

Section 13.17 No Implied Duties Of The General Partner. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT, TO THE EXTENT THAT, AT LAW OR IN EQUITY, THE GENERAL PARTNER HAS ANY DUTIES (FIDUCIARY OR OTHERWISE) AND LIABILITIES RELATING THERETO TO THE PARTNERSHIP OR ANOTHER PARTNER OF THE PARTNERSHIP, THE GENERAL PARTNER SHALL NOT BE LIABLE TO THE PARTNERSHIP OR THE OTHER PARTNERS FOR ACTIONS TAKEN BY THE GENERAL PARTNER OR ANY OF ITS AFFILIATES IN RELIANCE UPON THE PROVISIONS OF THIS AGREEMENT.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed and duly delivered this Agreement as a Deed on the date first above written.

Schedule A

Capital Contributions

Name and Address of Partner	Capital Contribution							Date of Contribution
	Class A1 Interests			Class A2 Interests			Class B Interests
Original Class A1 Limited Partner (a Limited Partner):	$	[1	]					[—] April 2009

Central European Distribution Corporation, Bobrowiecka 6, 02-723 Warsaw Poland

Original Class A2 Limited Partner (a Limited Partner):				$	[1	]		[—] April 2009

Lion/Rally Cayman 2

[address]

TOTALS	$	[1	]	$	[1	]

Schedule B

Deed of Adherence

DEED OF ADHERENCE dated [—] made by Lion/Rally Cayman 5 (the “Adhering Party” and the “Original Class B Limited Partner”) in favour of the Persons whose names are set out in the schedule to this deed.

RECITALS

(A)	This deed is supplemental to the Amended and Restated Limited Partnership Agreement dated [—] made between the General Partner, the Original Class A1 Limited Partner and the Original Class A2 Limited Partner (the “Amended and Restated Limited Partnership Agreement”).

(B)	The Original Class B Limited Partner has agreed to become a Limited Partner in the Partnership and this deed is entered into pursuant to Section 10.1(a) of the Amended and Restated Limited Partnership Agreement.

1	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

The Adhering Party warrants, as of the date of this deed, to the other Partners that:

(a)	it has full power and authority, without requiring the consent of any other Person, and has taken all necessary actions, to enter into and exercise its rights and perform its obligations under this deed and the Amended and Restated Limited Partnership Agreement;

(b)	the provisions of this deed or the Amended and Restated Limited Partnership Agreement will not result in a breach of any provision of the Adhering Party’s constitutional documents or result in a breach of any order, judgment or decree of any court or governmental agency to which it is a party or by which it is bound;

(c)	this deed and the Amended and Restated Limited Partnership Agreement constitutes lawful, valid and binding obligations of the Adhering Party in accordance with its terms; and

(d)	it either:

(i)	is not an investment company within the meaning of Section 3(a) of the 1940 Act; or

(ii)	together with its direct and indirect beneficial owners, does not constitute more than 75 beneficial owners of interests in the Partnership for purposes of Section 3(c)(1) of the 1940 Act, provided that for purposes of determining beneficial owners under this subsection, only US persons shall be counted (the “Qualification Requirement”).

The Adhering Party shall meet the Qualification Requirement applicable to it for so long as it is a Limited Partner.

2	INITIAL CAPITAL CONTRIBUTION OF THE ADHERING PARTY

The Adhering Party shall contribute to the Partnership on the date of this Deed in readily available funds the amount set forth opposite the Original Class B Limited Partner’s name under the heading “Capital Contribution” on Schedule 1 to this Deed and shall receive therefor the Original Class B Limited Partner’s Partnership Interest (which shall be designated as Class B Interests).

3	OPERATIVE PROVISIONS

The Adhering Party confirms that it has been given and read a copy of the Amended and Restated Limited Partnership Agreement and covenants with each Partner to perform and be bound by all the terms of the Amended and Restated Limited Partnership Agreement.

4	Unless the context requires otherwise, words and expressions defined in the Amended and Restated Limited Partnership Agreement shall have the same meaning when used in this deed.

5	The Parties irrevocably agree that, subject as provided below, the courts of the Cayman Islands shall have exclusive jurisdiction over any dispute or claim arising out of or in connection with this Deed or its subject matter or formation (including non-contractual claims). Nothing in this Clause 5 shall limit the right of the Parties to commence proceedings to seek equitable (or equivalent) relief or to seek enforcement of a final non-appealable judgment of the courts of the Cayman Islands in any federal or state court of New York or Delaware or in any court in Poland or England (an “Approved Jurisdiction”) which has competent jurisdiction, nor shall the commencement of such proceedings in any one or more Approved Jurisdictions preclude the commencement of similar proceedings in any other Approved Jurisdiction, whether concurrently or not, to the extent permitted by the law of such other Approved Jurisdiction. No Party shall be entitled to commence proceedings in any court in any jurisdiction other than the Cayman Islands or of an Approved Jurisdiction.

6	This Agreement and all matters (including, without limitation, any contractual or non-contractual obligation) arising from or connected with it are governed by, and will be construed in accordance with, the law of the Cayman Islands.

IN WITNESS WHEREOF THIS DEED OF ADHERENCE IS DULY EXECUTED AND DELIVERED AS A DEED ON THE DATE STATED ABOVE

[Executed as a deed by	)
Lion/Rally Cayman 5)
acting by [name of director],	)
a director, in the presence of:	)	Signature of director

Signature of witness	Name of witness

Address of witness	Occupation of witness

Acknowledged and Accepted:
[Executed as a deed by	)
Lion/Rally Cayman 7 LP	)
acting through its general partner	)
Lion/Rally Cayman 8 acting by	)
its director in the presence of:	)	Signature of director

Signature of witness	Name of witness

Address of witness	Occupation of witness

Schedule 1 to the Deed of Adherence

Capital Contributions

Name and Address of Partner	Capital Contribution			Date of Contribution
	Class A1 Interests	Class A2 Interests	Class B Interests
Original Class B Limited Partner (a Limited Partner):

Lion/Rally Cayman 5 [Address]

TOTALS

General Partner:

[Lion/Rally Cayman 8 Limited]

By:
Name:
Title:

Original Class A1 Limited Partner:

Central European Distribution Corporation

By:
Name:
Title:

Original Class A2 Limited Partner:

Lion/Rally Cayman 2

Name:
Title:

SCHEDULE 3: OPTION AGREEMENT

SCHEDULE 4: GOVERNANCE AND SHAREHOLDERS AGREEMENT

SCHEDULE 5: MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

AGREED FORM

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

AND ARTICLES OF ASSOCIATION

OF

LION/RALLY CAYMAN 6

(ADOPTED BY A SPECIAL RESOLUTION DATED      APRIL 2009)

REF: DP/L02191

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THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

LION/RALLY CAYMAN 6

(ADOPTED BY A SPECIAL RESOLUTION DATED      APRIL 2009)

1.	The name of the Company is Lion/Rally Cayman 6 (the “Company”).

2.	The registered office of the Company will be situated at the offices of Stuarts Corporate Services Ltd., Cayman Financial Centre, 36A Dr Roy’s Drive, PO Box 2510, George Town, Grand Cayman KY1-1104, Cayman Islands or at such other location as the Directors may from time to time determine.

3.	The objects for which the Company is established are to act as a holding company and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Law of the Cayman Islands (as amended) (the “Law”).

4.	The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Law.

5.	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.

7.	The capital of the Company is US$[482,500,101] divided into [482,500,001] A Ordinary Shares of a nominal or par value of US$ 1.00 each, and [100] Preference Shares of nominal or par value of US$1.00 each provided always that subject to the Law and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company herein before provided.

8.	The Company may exercise the power contained in Section 226 of the Law to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

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TABLE A	2

Interpretation	2

Preliminary	5

Shares	5

Modification Of Rights	6

Certificates	7

Fractional Shares	7

Lien	7

Calls On Shares	7

Forfeiture Of Shares	8

Transfer Of Shares	9

Transmission Of Shares	9

Redemption And Purchase Of Shares	10

General Meetings	11

Notice Of General Meetings	11

Proceedings At General Meetings	11

Votes Of shareholders	13

Corporations Acting By Representatives At Meetings	14

Directors	14

Alternate Director or proxy	15

Powers And Duties Of Directors	15

Borrowing Powers Of Directors	17

The Seal	17

Disqualification Of Directors	17

Proceedings Of Directors	17

Dividends	19

Accounts, Audit and annual return and declaration	20

Capitalisation Of reserves	20

Share Premium Account	21

Notices	21

Indemnity	22

Non-Recognition Of Trusts	23

Winding- Up	23

Amendment Of Articles Of Association	23

Closing of register or fixing record date	23

Registration By Way Of Continuation	24

Disclosure	24

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THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

LION/RALLY CAYMAN 6

(ADOPTED BY A SPECIAL RESOLUTION DATED      APRIL 2009)

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Law shall not apply to Lion/Rally Cayman 2 (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Affiliate” means with respect to any person, another person Controlled directly or indirectly by such first person, Controlling directly or indirectly such first person or directly or indirectly under the same Control as such first person, and “Affiliated” shall have a meaning correlative to the foregoing.

“A Ordinary Shares” means A Ordinary Shares of US$1.00 each in the capital of the Company.

“Articles” means these articles of association of the Company, as amended or substituted from time to time;

Cayman 5 Share Mortgage” means the share mortgage dated [—] between Lion/Rally Cayman 5, Lion/Rally Cayman 7 L.P. and Central European Distribution Corporation;

“Cayman 7 Share Mortgage” means the share mortgage dated [—] between Lion/Rally Cayman 7 L.P., Lion/Rally Cayman 5, Lion/Rally Cayman 4 and Central European Distribution Corporation;

“CEDC” means Central European Distribution Corporation;

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company;

“Control” means with respect to a person (other than an individual): (a) ownership of more than 50% of the voting securities of such person; (b) the right to appoint, or cause the appointment of, more than 50% of the members of the board of directors (or similar governing body) of such person; or (c) the right to manage, or direct the management of, on a discretionary basis the business, affairs, and/or assets of such person, and for the avoidance of doubt, a general partner is deemed to Control a limited partnership (and the terms “Controlling” and “Controlled” shall have meanings correlative to all of the foregoing);

“Directors” means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof;

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“Enforcement Event” has the meaning given in the Option Agreement;

“Governance Agreement” means the governance and shareholders agreement dated [—] 2009 made between Lion/Rally Cayman 8 (1), [a partnership to be established in the Cayman Islands, to be known as] Lion/Rally Cayman 7 L.P. (2), Lion/Rally Cayman 4 (3), Lion/Rally Cayman 5 (4), the Company (5), and CEDC (6);

“Insolvency Event” means, in relation to the Company, any winding-up, dissolution, reconstruction, reorganisation, administration, examinership, moratorium, arrangement or composition with creditors, proceedings under any bankruptcy or reorganisation legislation, receivership, legal limitation, incapacity or lack of corporate power or authority or other circumstances of, or any change in the constitution or change of corporate identity or loss of corporate identity by such person and any equivalent or analogous proceeding by whatever name known and in whatever jurisdiction, and any step taken (including, but without limitation, the presentation of a petition or the passing of a resolution) for or with a view to any of the foregoing;

“Irrevocable Proxy” means a person appointed to represent a Shareholder by an Irrevocable Appointment of Proxy in the form set out in Part I of each of the Cayman 5 Share Mortgage and the Cayman 7 Share Mortgage;

“Investment Account” shall have the meaning ascribed to it herein;

“Law” means the Companies Law of the Cayman Islands (as amended);

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time;

“Office” means the registered office of the Company as required by the Law;

“Option Agreement” means the option agreement dated [—] 2009 relating to shares in Lion/Rally Cayman 6 made between Lion/Rally Cayman 4 (1), Lion/Rally Cayman 5 (2), [a partnership to be established in the Cayman Islands, to be known as] Lion/Rally Cayman 7 L.P. (3), and Central European Distribution Corporation (4);

“Ordinary Resolution” means a resolution:

(a)	passed by a simple majority of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)	approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed;

“Ordinary Shares” means the A Ordinary Shares;

“paid up” means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up;

“Person” means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires;

“Preference Shares” means the preference shares of US$1 each in the capital of the Company;

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“Register” means the register of Members of the Company required to be kept pursuant to the Law;

“Reserved Matter” means any resolution of the Shareholders of the Company

(a)	to wind up the Company;

(b)	to approve the presentation by the Company of a petition for its own winding up or the Company’s taking any action to institute or consent to an Insolvency Event in any jurisdiction;

(c)	to amend the Memorandum of Association and/or the Articles; or

(d)	to increase the authorised share capital of the Company;

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof;

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company;

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share;

“Shareholder” or “Member” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending the issue to such subscriber of the subscriber Share or Shares;

“Share Premium Account” means the share premium account established in accordance with these Articles and the Law;

“signed” means bearing a signature or representation of a signature affixed by mechanical means;

“Special Resolution” means a special resolution of the Company passed in accordance with the Law, being a resolution:

(a)	passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)	approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Subsidiary” in relation to a person (a “Holding Company”), any other person directly or indirectly Controlled by that Holding Company.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

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(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to a dollar or dollars (or $) and to a cent or cents is reference to dollars and cents of the United States;

(e)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(f)	reference to any determination by the Directors shall be construed as a determination by the Directors in their absolute discretion and shall be applicable either generally or in any particular case;

(g)	reference to an amount paid up on a share shall be to the nominal amount plus the amount of any premium paid on such share;

(h)	reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another; and

(i)	terms used in these Articles shall have the definitions attributed to them in the Shareholders Agreement.

3.	Subject to the last two preceding Articles, any words defined in the Law shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be commenced at any time after incorporation.

5.	The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.	The preliminary expenses incurred in the formation of the Company and in connection with the issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.	The Directors shall keep, or cause to be kept, the Register at such place as the Directors may from time to time determine and, in the absence of any such determination, the Register shall be kept at the Office.

SHARES

8.	As at the date of adoption of these Articles, the share capital of the Company shall comprise:

(a)	[482,500,001] A Ordinary Shares;

(b)	[100] Preference Shares.

9.	The A Ordinary Shares shall carry one vote each. The Preference Shares shall carry no voting rights.

10.	On a distribution of the Company’s assets, whether by way of dividend, return of capital or otherwise amounts available for distribution shall be divided amongst the holders of the A Shares pro rata to the amounts paid up on such shares. Subject always to the provision of Article 11, the Preference Shares shall not be entitled to participate in any such distribution.

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11.	In respect of any distribution of the Company’s assets on a winding up of the Company pursuant to an Insolvency Event, the holders of the Preference Shares shall, to the extent amounts are available for distribution to the holders of Shares in the Company, be entitled to receive a preferential dividend of $1 in priority to, and in advance of, any other payment or distribution to the holders of Ordinary Shares.

12.	All Shares for the time being unissued may only be issued in accordance with the terms of the Governance Agreement and subject thereto, shall be under the control of the Directors who may:

(a)	issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and

(b)	grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued.

13.	The Directors may divide Shares into any number of Classes and the different Classes shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) shall be fixed and determined in accordance with the terms of the Governance Agreement.

14.	The Company may insofar as may be permitted by law and the Governance Agreement, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also on any issue of Shares pay such brokerage as may be lawful and permitted by the terms of the Governance Agreement.

15.	The Directors shall accept any application for Shares made in accordance with the terms of the Governance Agreement and subject thereto, may refuse to accept any application for Shares, in whole or in part, for any reason or for no reason.

MODIFICATION OF RIGHTS

16.	Whenever the capital of the Company is divided into different Classes the rights attached to any such Class may (unless otherwise provided by the terms of issue of the Shares of that Class) only be materially adversely varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a majority of two-thirds of the votes cast at such a meeting, but not otherwise. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy one-third in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to the terms of issue of the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him. For the purposes of convening and holding a meeting pursuant to this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration but in any other case shall treat them as separate Classes.

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17.	The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them, the redemption or purchase of Shares of any Class by the Company.

CERTIFICATES

18.	No Person shall be entitled to a certificate for any or all of his Shares, unless the Directors shall determine otherwise.

FRACTIONAL SHARES

19.	The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

LIEN

20.	The Company shall have a first priority lien and charge on every partly paid Share for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that Share, and the Company shall also have a first priority lien and charge on all partly paid Shares standing registered in the name of a Shareholder (whether held solely or jointly with another Person) for all moneys presently payable by him or his estate to the Company, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien, if any, on a Share shall extend to all distributions payable thereon.

21.	The Company may sell, in such manner as the Directors in their absolute discretion think fit, any Shares on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

22.	For giving effect to any such sale the Directors may authorise some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

23.	The proceeds of the sale after deduction of expenses, fees and commission incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares at the date of the sale.

CALLS ON SHARES

24.	The Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their partly paid Shares, and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares.

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25.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

26.	If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

27.	The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

28.	The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

29.	The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

FORFEITURE OF SHARES

30.	If a Shareholder fails to pay any call or instalment of a call in respect of partly paid Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

31.	The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

32.	If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

33.	A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

34.	A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

35.	A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

36.

The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to

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see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

37.	The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES

38.	Subject to Article 36, Shares may only be transferred, assigned or disposed of or otherwise the subject of a Transfer (as such term is defined in the Governance Agreement) in accordance with and to the extent permitted by the terms of the Governance Agreement and/or the Option Agreement or with the prior consent of the parties to the Governance Agreement (other than the Company).

39.	Notwithstanding anything contained in these Articles, the Directors shall promptly register any transfer of:

(a)	the Enforcement Shares (as defined in the Cayman 5 Share Mortgage) pursuant to the terms of the Cayman 5 Share Mortgage; and

(b)	the Shares (as defined in the Cayman 7 Share Mortgage) pursuant to the terms of the Cayman 7 Share Mortgage;

40.	The instrument of transfer of any Share shall be in the form specified by and executed in accordance with the terms of the Governance Agreement, the Option Agreement, the Cayman 5 Share Mortgage or the Cayman 7 Share Mortgage (as the case may be) and subject thereto, any usual or common form or such other form as the Directors may, in their absolute discretion, approve and in those circumstances be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

41.	Except in respect of any person who takes a transfer of Shares in accordance with the Governance Agreement, the Option Agreement, the Cayman 5 Share Mortgage or the Cayman 7 Share Mortgage where the Directors shall register immediately any such transfer of Shares, the Directors may in their absolute discretion decline to register any transfer of Shares without assigning any reason therefor.

42.	The registration of transfers may be suspended at such times and for such periods as are specified in the Governance Agreement, the Option Agreement, the Cayman 5 Share Mortgage or the Cayman 7 Share Mortgage and subject thereto, the Directors may from time to time determine.

43.	All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

TRANSMISSION OF SHARES

44.

The Company shall be required to recognise any Person required by the terms of the Governance Agreement or the Option Agreement to be recognised as having a title to a Share and subject thereto the legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, save to the extent otherwise

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provided by the terms of the Governance Agreement, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only Person recognised by the Company as having any title to the Share.

45.	Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the terms of the Governance Agreement (if any) and subject thereto the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

46.	A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall, subject to the terms of the Shareholders Agreement, be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that (save to the extent permitted by the terms of the Shareholders Agreement) he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

ALTERATION OF SHARE CAPITAL

47.	The Company may from time to time, subject to the terms of the Governance Agreement, by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

48.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)	subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)	cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

49.	The Company may subject to the terms of the Governance Agreement, by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

REDEMPTION AND PURCHASE OF SHARES

50.	Subject to the Law and the terms of the Governance Agreement, the Company may and where these Articles require, shall :

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may, before the issue of such Shares, determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder; and

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(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Law and the terms of the Governance Agreement, including out of its capital, profits or the proceeds of a fresh issue of Shares.

51.	Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

52.	The redemption or purchase of any Share shall not be deemed to give rise to the redemption or purchase of any other Share.

53.	The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie.

GENERAL MEETINGS

54.	The Directors may, whenever they think fit, convene a general meeting of the Company.

55.	General meetings shall also be convened on the requisition in writing of any Shareholder or Shareholders entitled to attend and vote at general meetings of the Company holding at least a majority of the paid up voting share capital of the Company deposited at the Office specifying the objects of the meeting for a date no later than 21 days from the date of deposit of the requisition signed by the requisitionists, and if the Directors do not convene such meeting for a date not later than 45 days after the date of such deposit, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which general meetings may be convened by the Directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Directors to convene the general meeting shall be reimbursed to them by the Company.

56.	If at any time there are no Directors, any two Shareholders (or if there is only one Shareholder then that Shareholder) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

NOTICE OF GENERAL MEETINGS

57.	At least seven days’ notice in writing counting from the date service is deemed to take place as provided in these Articles specifying the place, the day and the hour of the meeting and, in case of special business, the general nature of that business, shall be given in the manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under these Articles, entitled to receive such notices from the Company, but with the consent of all the Shareholders entitled to receive notice of some particular meeting and attend and vote thereat, that meeting may be convened by such shorter notice or without notice and in such manner as those Shareholders may think fit.

58.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

59.	Subject always to the provisions of the Governance Agreement, all business carried out at a general meeting shall be deemed special and no special business shall be transacted at any general meeting without the consent of all Shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

60.	No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. Save as otherwise provided by

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these Articles, one or more Shareholders holding at least a majority of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.

61.	If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Shareholder or Shareholders present and entitled to vote shall form a quorum.

62.	If the Directors wish to make this facility available to Shareholders for a specific general meeting or all general meetings of the Company, a Shareholder may participate in any general meeting of the Company, by means of a telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

63.	The chairman, if any, of the Directors shall preside as chairman at every general meeting of the Company.

64.	If there is no such chairman, or if at any general meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, any Director or Person nominated by the Directors shall preside as chairman, failing which the Shareholders present shall choose any Person present to be chairman of that meeting.

65.	The chairman may with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

66.	The Directors may cancel or postpone any duly convened general meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason upon notice in writing to Shareholders. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

67.	At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by one or more Shareholders present in person or by proxy entitled to vote, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

68.	If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

69.	In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

70.	A poll demanded on the election of a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

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VOTES OF SHAREHOLDERS

71.	Subject always to the terms of the Governance Agreement and to any rights and restrictions for the time being attached to any Share, on a show of hands every Shareholder present in person and every Person representing a Shareholder by proxy shall, at a general meeting of the Company, each have one vote and on a poll every Shareholder and every Person representing a Shareholder by proxy shall have one vote for each Share of which he or the Person represented by proxy is the holder.

72.	In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

73.	A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person, may vote by proxy.

74.	No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

75.	On a poll votes may be given either personally or by proxy.

76.	The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an officer or attorney duly authorised. A proxy need not be a Shareholder.

77.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

78.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

79.	The appointment of any Irrevocable Proxy by a Shareholder shall be irrevocable until the relevant Shareholder who appointed the Irrevocable Proxy ceases to be a Shareholder in respect of the relevant Shares or both the relevant Shareholder and the Irrevocable Proxy appointed by such Shareholder have provided their written confirmation to the Company that such appointment is terminated.

80.	No Shareholder may appoint more than one Irrevocable Proxy such that there is more than one Irrevocable Proxy of such Shareholder in existence at any one time and any purported later appointment which is inconsistent with an earlier appointment shall be ineffective unless both the relevant Shareholder and the Irrevocable Proxy appointed under the earlier appointment have provided their written confirmation to the Company that such later appointment should be effective and that the earlier appointment should be terminated.

81.	Notwithstanding any provision to the contrary contained in these Articles, following the appointment of an Irrevocable Proxy and service of a copy of the relevant Irrevocable Proxy Instrument on the Company,

(a)	only the Irrevocable Proxy and no Shareholder nor any other proxy of that Shareholder may cast the vote of such Shareholder at a meeting (whether by way of poll or on a show of hands) convened in respect of a Reserved Matter otherwise than through the Irrevocable Proxy of such Shareholder and the votes of the Shareholder represented by such Irrevocable Proxy, shall, for the avoidance of doubt, not be counted in any poll or show of hands if cast by the Shareholder or by any proxy other than the Irrevocable Proxy during such period;

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(b)

only the Irrevocable Proxy and no Shareholder nor any other proxy of that Shareholder may sign a resolution in writing concerning any Reserved Matter as contemplated in Article 75 otherwise than through the Irrevocable Proxy of such Shareholder and only a resolution in writing signed by the Irrevocable Proxy appointed by such Shareholder and the other Shareholders of the Company (if any) shall be effective as provided in Article 75 and a resolution signed by all of the Shareholders or by any proxy of any Shareholder other than an Irrevocable Proxy during such period shall not be so effective; and

(c)	the Company shall, in addition to giving any notice to Shareholders as required by these Articles, give written notice to the Irrevocable Proxy of any meeting convened in respect of a Reserved Matter and shall provide to the Irrevocable Proxy copies of any resolution in writing concerning any Reserved Matter (in each case such notice or copies to be provided to the Irrevocable Proxy on such terms and within such time limits as are set out in these Articles of Association as if such Irrevocable Proxy were the Shareholder represented by the Irrevocable Proxy).

82.	A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

83.	Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

DIRECTORS

84.	The Director(s) shall be determined in accordance with the Governance Agreement.

85.	The Company shall appoint and remove Directors in accordance with the provisions of the Governance Agreement and subject thereto, may by Ordinary Resolution appoint any natural person or corporation to be a Director.

86.	Subject to these Articles, a Director shall hold office until such time as he is removed from office by Ordinary Resolution.

87.	The Company may, subject to the terms of the Governance Agreement, by Ordinary Resolution from time to time fix the maximum and minimum number of Directors to be appointed but unless such numbers are fixed as aforesaid the minimum number of Directors shall be one and the maximum number of Directors shall be unlimited.

88.	The remuneration of the Directors may be determined in accordance with the provisions of the Governance Agreement and subject thereto, by the Directors or by Ordinary Resolution.

89.	There shall be no shareholding qualification for Directors unless determined otherwise required by the terms of the Governance Agreement.

90.	The Directors shall, to the extent permitted by the Governance Agreement, have power at any time and from time to time to appoint a natural person or corporation as a Director, either as a result of a casual vacancy or as an additional Director, subject to the maximum number (if any) imposed by the Governance Agreement or by Ordinary Resolution.

91.	During such time as the Option Agreement continues to be in place and has not been terminated, notwithstanding anything to the contrary contained in these Articles, the Option Agreement or the Governance Agreement, immediately upon the occurrence of an Enforcement Event the following shall take place:

(a)	any Director who, at any time prior to the Enforcement Event, was appointed to the Board by or on behalf of CEDC shall immediately cease to be a Director;

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(b)	those Directors who, at any time prior to the Enforcement Event, were appointed to the Board by or on behalf of Cayman 5 (the “Cayman 5 Directors”) shall be entitled to exercise complete control of the Board; and

(c)	the Cayman 5 Directors, shall have the right to appoint such additional Directors to the Board as they think fit.

92.	Notwithstanding any of the provisions of these Articles, at any time when under the terms of the Governance Agreement CEDC does not have the right to appoint Directors then any person previously appointed by CEDC as a Director shall immediately cease to be a Director.

93.	If at any time CEDC, having the right under the Governance Agreement to appoint a specified number of Directors (the “Original Appointment Right”), subsequently acquires the right to appoint additional Directors (the “Additional Appointment Right”) in excess of those allowed by the Original Appointment Right, and then ceases under the terms of the Governance Agreement to have the Additional Appointment Right any Directors appointed by CEDC pursuant to the Additional Appointment Right shall immediately cease to be Directors and only those Directors appointed pursuant to the Original Appointment Right shall continue to hold office.

ALTERNATE DIRECTOR OR PROXY

94.	Subject to the terms of the Governance Agreement, any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director and to act in such Director’s place at any meeting of the Directors at which he is unable to be present. Every such alternate shall be entitled to attend and vote at meetings of the Directors as a Director when the Director appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall not be an officer of the Company and shall be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them. To the extent permitted by the terms of the Governance Agreement, an alternate shall be entitled to disclose to any Shareholder any information that it thinks fit.

95.	Subject to the terms of the Governance Agreement and to the extent permitted thereby, any Director may appoint any Person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairman of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting.

POWERS AND DUTIES OF DIRECTORS

96.

Subject to the Law, these Articles, the Governance Agreement, and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may, subject to the terms of the Governance Agreement, exercise all powers of the Company. The Directors will have the power to commence in the name of the Company a winding up or any other

15

insolvency proceedings in accordance with the Law and the Governance Agreement. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

97.	The Directors may from time to time, subject to the terms of the Governance Agreement, appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, the office of president, one or more vice-presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution. The Directors may also, subject to the terms of the Governance Agreement, appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto determine if any managing director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

98.	The Directors may appoint a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may, subject to the terms of the Governance Agreement, be removed by the Directors or by the Company by Ordinary Resolution.

99.	The Directors may, subject to the terms of the Governance Agreement, delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

100.	The Directors may from time to time and at any time by power of attorney, whether under Seal or under hand, appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

101.	The Directors may from time to time subject to the terms of the Governance Agreement, provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

102.	The Directors from time to time and at any time may subject to the terms of the Governance Agreement, establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any Persons to be members of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such Persons.

103.	The Directors from time to time and at any time may subject to the terms of the Governance Agreement, delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

16

104.	Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

BORROWING POWERS OF DIRECTORS

105.	The Directors may subject to the terms of the Governance Agreement, exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

106.	The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

107.	The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

108.	Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

109.	The office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with his creditors;

(b)	dies or is found to be or becomes of unsound mind;

(c)	resigns his office by notice in writing to the Company;

(d)	is removed from office by Ordinary Resolution; or

(e)	is removed from office by notice addressed to him at his last known address and signed by all of his co-Directors (not being less than two in number).

PROCEEDINGS OF DIRECTORS

110.	The Directors shall meet at least once in every 12 month period and may subject always to the terms of the Governance Agreement, meet together (either within or without the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

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111.	A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

112.	Subject always to the terms of the Governance Agreement the quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed, if there be two or more Directors the quorum shall be two, and if there be one Director the quorum shall be one. A Director represented by proxy or by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

113.	[Subject to the terms of the Governance Agreement, a Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement where he may be interested therein and may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration, provided that he shall first have disclosed his interest therein.]

114.	A Director may subject to the terms of the Governance Agreement, hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

115.	Any Director may subject to the terms of the Governance Agreement, act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

116.	The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)	all appointments of officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

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117.	When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

118.	A resolution signed by all the Directors entitled to receive notice of a meeting of Directors, including a resolution signed by a duly appointed alternate (subject as provided otherwise in the terms of appointment of the alternate), shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted. When signed a resolution may consist of several documents each signed by one or more of the Directors or his duly appointed alternate.

119.	The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

120.	The Directors may elect a chairman of their meetings and determine the period for which he is to hold office but if no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

121.	Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

122.	A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

123.	All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

DIVIDENDS

124.	Subject to any rights and restrictions for the time being attached to any Shares, the Directors may from time to time subject to the terms of the Governance Agreement, declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

125.	Subject to any rights and restrictions for the time being attached to any Shares and to the terms of the Governance Agreement, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

126.	The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may in the absolute discretion of the Directors, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.

127.	Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled

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thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

128.	The Directors when paying dividends to the Shareholders in accordance with the foregoing provisions of these Articles may make such payment either in cash or in specie.

129.	Subject to any rights and restrictions for the time being attached to any Shares and to the terms of the Governance Agreement, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

130.	If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

131.	No dividend shall bear interest against the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

132.	The books of account relating to the Company’s affairs shall be kept as required by the terms of the Governance Agreement and subject thereto, in such manner as may be determined from time to time by the Directors.

133.	The books of account shall be kept at the Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

134.	The accounts and books of the Company or any of them shall be open to inspection as required by and in accordance with the terms of the Governance Agreement and subject thereto, the Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Company or any of them shall be open to inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law, the Governance Agreement or authorised by the Directors.

135.	The accounts relating to the Company’s affairs shall be audited in accordance with the terms of the Governance Agreement and otherwise only if the Directors so determine, in which case the financial year end and the accounting principles will be determined by the terms of the Governance Agreement and subject thereto, the Directors.

136.	The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Law and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION OF RESERVES

137.	Subject to the Law and the terms of the Governance Agreement, the Directors may, with the authority of an Ordinary Resolution:

(a)	resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)	appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

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(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)	make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii)	the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to the resolution.

SHARE PREMIUM ACCOUNT

138.	The Directors shall in accordance with the Law establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

139.	There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Law, out of capital.

NOTICES

140.	Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it airmail or air courier service in a prepaid letter addressed to such Shareholder at his address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by cable, telex or facsimile should the Directors deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

141.	Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

142.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five days after the time when the letter containing the same is posted;

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(b)	facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service; or

(d)	electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

143.	Any notice or document delivered or sent by post to or left at the registered address of any Shareholder in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

144.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INDEMNITY

145.	Every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other officer for the time being and from time to time of the Company (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, wilful default or fraud, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

146.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company; or

(b)	for any loss on account of defect of title to any property of the Company; or

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(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)	for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto, unless the same shall happen through such Indemnified Person’s own dishonesty, wilful default or fraud.

NON-RECOGNITION OF TRUSTS

147.	Subject to the proviso hereto, no Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Law requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register, provided that, notwithstanding the foregoing, the Company shall be entitled to recognise any such interests as are required by the terms of the Governance Agreement.

WINDING- UP

148.	If the Company shall be wound up, the liquidator shall, subject to the Law divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) in accordance with the terms of the Governance Agreement and subject thereto may divide the same as he may think fit with the sanction of an Ordinary Resolution and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any asset whereon there is any liability.

AMENDMENT OF ARTICLES OF ASSOCIATION

149.	Subject to the Law, the provisions of the Governance Agreement, and the rights attaching to the various Classes, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

CLOSING OF REGISTER OR FIXING RECORD DATE

150.	For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case 40 days. If the Register shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders the Register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

151.

In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining

23

those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

152.	If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

REGISTRATION BY WAY OF CONTINUATION

153.	The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

DISCLOSURE

154.	The Directors, or any authorised service providers (including the officers, the Secretary and the registered office agent of the Company) shall be entitled to disclose to any regulatory or judicial authority any information regarding the affairs of the Company including without limitation information contained in the Register and books of the Company.

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SCHEDULE 6: PLEDGES

[            ] 2009

SHARE MORTGAGE

between

[LION/RALLY CAYMAN 4]

as Mortgagor

and

[LION/RALLY CAYMAN 7 L.P.]

as Mortgagee

and

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

WEIL, GOTSHAL & MANGES

One South Place London EC2M 2WG

Tel: +44 (0) 20 7903 1000 Fax: +44 (0) 20 7903 0990

www.weil.com

		Page
1	INTERPRETATION	1

2	COVENANT	3

3	CREATION OF SECURITY	3

4	TRANSFER DOCUMENTS	4

5	CONTINUING SECURITY	5

6	REPRESENTATIONS AND WARRANTIES	8

7	UNDERTAKINGS OF MORTGAGOR	9

8	ENFORCEMENT OF SECURITY	10

9	RECEIVER	10

10	FURTHER ASSURANCES	12

11	POWER OF ATTORNEY	12

12	DELEGATION	13

13	NO LIABILITY AS MORTGAGEE IN POSSESSION	13

14	PROTECTION OF THIRD PARTIES	14

15	STAMP DUTIES	14

16	ADDITIONAL PROVISIONS	14

17	REMEDIES AND WAIVERS	14

18	NOTICES	15

19	COSTS AND EXPENSES	16

20	CURRENCY OF ACCOUNT	16

21	ASSIGNMENTS, ETC	17

22	SET-OFF	17

23	COVENANT TO RELEASE	17

24	GOVERNING LAW	17

25	JURISDICTION	17

26	COUNTERPARTS AND EFFECTIVENESS	19

SCHEDULE 1	SHARE TRANSFER FORM	20

SCHEDULE 2	PART I IRREVOCABLE APPOINTMENT OF PROXY	22

SIGNATORIES		24

i

THIS MORTGAGE (this “Mortgage”) is made as a deed on the [—] day of [—] 2009

BETWEEN:

(1)	[LION/RALLY CAYMAN 4], a company incorporated in the Cayman Islands whose registered office is at [—] (“the “Mortgagor”);

(2)	[LION/RALLY CAYMAN 7 L.P.], a Cayman Exempted Limited Partnership whose principal place of business is at [—] acting through its general partner [—] whose registered office is at [—] (the “Mortgagee”); and

(3)	CENTRAL EUROPEAN DISTRIBUTION CORPORATION, a company incorporated in Delaware, whose principal place of business is at ul. Babrowiecka6, 02 278 Warsawa, Poland (“CEDC”).

WHEREAS:

(A)	The Mortgagor and the Mortgagee have entered into an Option Agreement dated on or about the date hereof. Clause [14.2] of the Option Agreement requires [Lion/Rally Cayman 4] to enter into this Mortgage.

(B)	The Option Agreement provides for the Mortgagor to sell to [Lion/Rally Cayman 7] a number of the Shares (as defined in the Option Agreement) following each Cayman 7 Call Option Exercise Date (as defined in the Option Agreement) and/or for [Lion/Rally Cayman 7] to acquire such Shares following any Holdco Put Option Exercise Date (as defined in the Option Agreement). Clause [13.3] of the Option Agreement provides that the Mortgagee may only enforce its rights under this Mortgage in relation to those Shares in respect of which the Mortgagor is in breach of its obligations under the Option Agreement to have transferred to [Lion/Rally Cayman 7] (the Enforcement Shares, as defined below). Accordingly, there may be more than one enforcement under this Mortgage depending on the number of such breaches.

(C)	The board of directors of the Mortgagor is satisfied that the Mortgagor will receive direct and/or indirect economic benefit from the transactions under the Option Agreement and that entering into this Mortgage is for the purposes and to the benefit of the Mortgagor and its business.

(D)	The Mortgagee and the Mortgagor intend this Mortgage to, and it shall, take effect as a deed.

IT IS AGREED as follows:

1	INTERPRETATION

1.1 Definitions In this Mortgage the following terms have the meanings given to them in this Clause 1.1, except where the context otherwise requires.

“Default Rate” means 12% per annum.

1

“Enforcement Event” means a breach by the Mortgagor of an obligation under the Option Agreement to transfer any Security Assets to [Lion/Rally Cayman 7], which Enforcement Event is “continuing” until such breach is waived, remedied or such obligation is satisfied by enforcement of this Mortgage.

“Enforcement Related Rights” means:

(a)	any dividend or interest paid or payable in relation to any of the Enforcement Shares, in each case arising while an Enforcement has occurred and is continuing;

(b)	any stock, shares, debentures, bonds, warrants, options, securities, rights, benefits, advantages, moneys or property accruing or offered, in each case while an Enforcement Event has occurred and is continuing, (whether by way of redemption, substitution, exchange, conversion, replacement, bonus or preference, under option rights or otherwise) to or in respect of any of the Shares or in substitution or exchange for or otherwise derived from any of the Enforcement Shares; and

(c)	any dividend, interest or other income in respect of any asset referred to in paragraph (b) above, in each case arising while an Enforcement Event has occurred and is continuing.

“Enforcement Security Assets” means the Enforcement Shares and the Enforcement Related Rights.

“Enforcement Shares” has the meaning given in Clause 8.1(a) (Process Upon Enforcement of Security).

“Encumbrance” has the meaning given in the Option Agreement.

“Issuer” means [Lion/Rally Cayman 6].

“Letter of Undertaking” has the meaning given in the Option Agreement.

“Option Agreement” means the Option Agreement dated on or about the date of this Mortgage between the Mortgagor, the Mortgagee, [Lion/Rally Cayman 5] and CEDC.

“Receiver” means a receiver and manager or (if the Mortgagee so specifies in the relevant appointment) a receiver, in either case, appointed under this Mortgage.

“Related Rights” means:

(a)	any dividend or interest paid or payable in relation to any of the Shares;

(b)	any stock, shares, debentures, bonds, warrants, options, securities, rights, benefits, advantages, moneys or property accruing or offered at any time, present and future, (whether by way of redemption, substitution, exchange, conversion, replacement, bonus or preference, under option rights or otherwise) to or in respect of any of the Shares or in substitution or exchange for or otherwise derived from any of the Shares; and

(c)	any dividend, interest or other income in respect of any asset referred to in paragraph (b) above.

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“Secured Obligations” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Mortgagor under the Option Agreement to transfer Security Assets to [Lion/Rally Cayman 7].

“Security Assets” means the Shares and the Related Rights.

“Security Period” means the period beginning on the date of this Mortgage and ending on the date upon which the Mortgagee is satisfied that all the Secured Obligations have been unconditionally and irrevocably paid and/or discharged in full in cash or the security interests contemplated to be created hereby have been unconditionally and irrevocably released and discharged in full.

“Shares” means the shares in the capital of the Issuer and owned either legally or beneficially at any time now or in the future by the Mortgagor or transferred or assigned to the Mortgagor pursuant to the Option Agreement.

“Transaction Document” has the meaning given in the Option Agreement.

1.2 Interpretation Unless expressly defined in this Mortgage, capitalised terms defined in the Option Agreement have the same meanings in this Mortgage and the construction rules set out in Clause 1.2 of the Option Agreement shall apply to this Mortgage, mutatis mutandis, as though they were set out in full in this Mortgage except that references to “this Agreement” shall be construed as references to this Mortgage.

2	COVENANT

The Mortgagor covenants with the Mortgagee that it will discharge each of the Secured Obligations when due in the manner provided for in the Option Agreement.

3	CREATION OF SECURITY

The Mortgagor as continuing security for the discharge and performance of all the Secured Obligations, hereby as legal and beneficial owner (subject to the terms of any Transaction Document):

(a)	mortgages and charges and agrees to mortgage and charge to the Mortgagee all the Shares held now or in the future by it and/or any nominee on its behalf, by way of first fixed charge and first equitable mortgage; and

(b)	mortgages and charges and agrees to mortgage and charge to the Mortgagee all the Related Rights held now or in the future by it and/or any nominee on its behalf, by way of first fixed charge and first equitable mortgage; and

(c)	(to the extent they are not effectively mortgaged or charged pursuant to paragraphs (a) and (b) above), charges the Shares and the Related Rights held now or in the future by it and/or any nominee on its behalf, by way of first floating charge,

PROVIDED THAT whilst no Enforcement Event has occurred and is continuing (and, other than in respect of the Enforcement Security Assets, at all times including whilst an Enforcement Event has occurred and is continuing) the Mortgagor shall be entitled (notwithstanding the security contemplated to be created hereby):

(i)	to receive all dividends, interest and income from and any property accruing or in respect of the Security Assets;

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(ii)	to make distributions to [Lion/Rally Cayman 1 L.P.] pursuant to any Transaction Document (other than distributions in specie of the Shares); and

(iii)	to exercise, any voting or other rights attached to any of the Security Assets (subject to the terms of any Transaction Document), provided that if a resolution is proposed which, in the opinion of the Mortgagee (acting reasonably), might reasonably be expected to prejudice the security created under this Mortgage in any material respect, then such votes will be exercised by the Mortgagor only in accordance with the instructions of the Mortgagee, and the Mortgagee shall, if requested by the Mortgagor, appoint the Mortgagor its proxy to exercise such rights and powers or, insofar as necessary the Mortgagee will comply with or procure that any nominee of the Mortgagee shall comply with such instructions of the Mortgagor in respect thereof, in either case as soon as reasonably practicable.

4	TRANSFER DOCUMENTS

4.1 Delivery of Documents The Mortgagor shall, as soon as reasonably practicable after the date of this Mortgage and following the acquisition from time to time of Security Assets, subject to the terms of any Transaction Document:

(a)	deposit with the Mortgagee (or as the Mortgagee may direct) all bearer instruments, share certificates (if any) and any other documents of title or evidence of ownership in relation to the Security Assets as are owned by it, as at the date hereof and following the acquisition from time to time of Security Assets, or in which it has or acquires an interest which entitles it to control such documents;

(b)	deliver to the Mortgagee five copies of the share transfer form in the form set out in Schedule 1 to this Mortgage and any other documents (in each case duly executed but undated) as may be reasonably requested by the Mortgagee in order to enable the Mortgagee (or its nominee) to be registered as the owner or otherwise to obtain a legal title to the Security Assets on or following an Enforcement Event which is continuing pursuant to Clause 4.2 (Registration on Transfer) below; and

(c)	deliver to the Mortgagee a duly executed and dated irrevocable proxy and a duly executed and dated irrevocable power of attorney made in respect of the Security Assets in favour of the Mortgagee in respect of all general meetings and written resolutions of the Issuer respectively in the forms set out in Parts I and II of Schedule 2 to this Mortgage.

4.2 Registration on Transfer The Mortgagor hereby:

(a)	authorises the Mortgagee, at any time on or following an Enforcement Event which is continuing:

(i)	to arrange for any of the Enforcement Security Assets to be registered in the name of the Mortgagee (or its nominee); and/or

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(ii)	(under its powers of realisation) to transfer or cause the Enforcement Security Assets to be transferred to and registered in the name of the Mortgagee (or its nominee) or any purchaser or transferee and to date, issue and/or otherwise deal with any of the documents delivered under Clause 4.1 (Delivery of Documents); and

(b)	undertakes from time to time, following an Enforcement Event which is continuing:

(i)	promptly to execute and sign all transfers, contract notes, powers of attorney and other documents (and to procure the registration of any such transfer of the Enforcement Security Assets in the relevant shareholders register) that may be required by the Mortgagee in connection with paragraph (a) above; and

(ii)	if the Mortgagee so requests, to procure that all such share transfer forms are forthwith registered by the relevant person and that any share certificates in the name of the Mortgagee (or such nominee) in respect of the Enforcement Security Assets are forthwith delivered to the Mortgagee.

4.3 Liability to Perform Notwithstanding anything to the contrary herein contained, the Mortgagor shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Security Assets and, without limitation, to pay all calls or other payments that may become due in respect of any of the Security Assets. The Mortgagee shall not be required in any manner to perform or fulfil any obligation of the Mortgagor in respect of the Security Assets, or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled hereunder at any time or times.

4.4 Subsequently Acquired Shares The Mortgagor shall, forthwith upon it becoming the registered owner of and/or receiving any share certificates in respect of any Security Assets after the date hereof:

(a)	deliver to the Mortgagee the share certificates in respect thereof (if any) together with all such share transfer forms or other share transfer documentation (in the form set out at Schedule 1 to this Mortgage) in respect of such Security Assets duly executed in blank by or on behalf of the Mortgagor as appropriate; and

(b)	deliver to the Mortgagee any other documents as may be reasonably requested by the Mortgagee in order to enable the Mortgagee (or its nominee) to be registered as the owner or otherwise to obtain a legal title to the Security Assets on or following an Enforcement Event which is continuing pursuant to Clause 4.2 (Registration on Transfer) above.

5	CONTINUING SECURITY

5.1 Continuing Security The security constituted by this Mortgage shall be continuing security which shall extend to all the Secured Obligations and shall not be considered as satisfied or discharged by any intermediate performance or settlement of all or any of the Secured Obligations, or by any enforcement of this Mortgage in respect of any Enforcement Security Assets whilst any Secured Obligations remain outstanding.

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5.2 Avoided Payments Where any release or discharge or other arrangement in respect of all or part of the Secured Obligations (or in respect of any security for those Secured Obligations including the security created under this Mortgage) is made in reliance on any payment, security or other disposition which is avoided or must be restored in an insolvency, liquidation or otherwise and whether or not the Mortgagee has conceded or compromised any claim that any payment, security or other disposition will or should be avoided, the obligations of the Mortgagor to perform the Secured Obligation and the obligations of the Mortgagor under this Mortgage shall continue as if such release, discharge or other arrangement had not been made.

5.3 Waiver of Defences The obligations of the Mortgagor hereunder will not be affected by any act, omission, circumstance, matter or thing which but for this provision would release or prejudice any of its obligations hereunder or prejudice or diminish such obligations in whole or in part, including whether or not known to the Mortgagor or the Mortgagee or any other person whatsoever:

(a)	any time, indulgence or waiver granted to, or composition with, any the Mortgagor or any other person; or

(b)	the taking, variation, compromise, exchange, renewal or release of, refusal or neglect to perfect, take up or enforce any rights or remedies against, or any security over assets of the Mortgagor or any other person or any non-presentment or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any other security; or

(c)	any incapacity or lack of powers, authority or dissolution or change in the members or status of the Mortgagor or any other person; or

(d)	any variation (however fundamental and whether or not involving any increase in the liability of the Mortgagor or any other person thereunder), replacement and/or restatement of any Transaction Document or any other document or security so that references to that Option Agreement or other document or security in this Mortgage shall include each such variation, replacement and/or restatement; or

(e)	the unenforceability, illegality or invalidity of any obligation of any person under any Transaction Document or of any other security the Mortgagee may hold in respect of the Secured Obligations (or any of them) or otherwise; or

(f)	any postponement, discharge, reduction, non-provability or other similar circumstances affecting any obligation of the Mortgagor or any other person under any Transaction Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order or otherwise.

The Mortgagee shall not be concerned to see or investigate the powers or authorities of any Mortgagor or any of its respective officers or agents, and moneys obtained or Secured Obligations incurred in the purported exercise of such powers or authorities or by any person purporting to be the Mortgagor shall be deemed to form a part of the Secured Obligations, and “Secured Obligations” shall be construed accordingly.

5.4 Immediate Recourse The Mortgagee shall not be required to proceed against or enforce any other rights or security it may have or hold in respect of the Secured Obligations or claim payment from any other person before enforcing the security constituted by the Mortgage.

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5.5 No Competition Until all the Secured Obligations have been unconditionally and irrevocably discharged or performed in full, any rights (if any) which the Mortgagor may have:

(a)	to be subrogated to any rights or security of or moneys held, received or receivable by the Mortgagee (or any agent or trustee on its behalf) with respect to the Secured Obligations; or

(b)	to be entitled to any right of contribution or indemnity from any other person; or

(c)	to claim, rank, prove or vote as a creditor of such other person or its estate in competition with the Mortgagee (or any agent or trustee on its behalf),

shall be exercised by the Mortgagor only if and to the extent that the Mortgagee so requires and in such manner and upon such terms as the Mortgagee may specify and the Mortgagor shall hold any moneys, rights or security held or received by it as a result of the exercise of any such rights on trust for the Mortgagee for application in accordance with the terms hereof as if such moneys, rights or security were held or received by the Mortgagee under this Mortgage.

5.6 Additional Security This Mortgage is in addition to and shall not in any way be prejudiced by, prejudicial to or affect or merge with any other security or right now or hereafter held by the Mortgagee (or any agent or trustee on its behalf) for the Secured Obligations or any of them.

5.7 Remedies not Exclusive

(a)	The rights and remedies of the Mortgagee and any Receiver provided for in this Mortgage:

(i)	may be exercised as often as necessary;

(ii)	are cumulative and not exclusive of any rights or remedies provided by law; and

(iii)	may be waived only in writing and specifically.

Delay in exercising or non-exercise of any such right is not a waiver of that right.

(b)	The Mortgagee may waive any breach by the Mortgagor of any of its obligations hereunder.

5.8 Protection of the Mortgagee The Mortgagee shall not be liable in respect of any loss or damage which arises out of the exercise, or the attempted or purported exercise of, or the failure to exercise any of its powers, with the exception of the undertaking with respect to enforcement of this Mortgage in Clause 8.1(a), unless such loss or damage is caused by its gross negligence, fraud or wilful misconduct.

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6	REPRESENTATIONS AND WARRANTIES

The Mortgagor makes each of the representations and warranties set out in this Clause 7 and acknowledges that the Mortgagee has entered into the Option Agreement and this Mortgage in reliance on those representations and warranties.

6.1 No Filing or Stamp Taxes Under the laws of the Cayman Islands in force at the date hereof, it is not necessary that this Mortgage be filed, recorded or enrolled with any court or other authority or (save where this Mortgage is executed in, brought into or produced before the court in the Cayman Islands, in which case stamp duty will be payable) that any stamp, registration or similar tax be paid on or in relation to this Mortgage.

6.2 Security Assets As at the date hereof:

(a)	the Mortgagor has not received notice of any adverse claim in respect of any of the Security Assets;

(b)	the Mortgagor is (subject to the terms of any Transaction Document) the legal and beneficial owner of the Security Assets and it is the absolute legal owner of the Security Assets and, as legal and beneficial owner (subject to the terms of any Transaction Document), it is able to mortgage and has so mortgaged the Security Assets;

(c)	the security created over the Security Assets under this Mortgage constitutes a first priority security interest over the Security Assets;

(d)	the Security Assets are within the Mortgagor’s disposition and control (subject to the terms of any Transaction Document);

(e)	except as stated in Clause 3 (Creation of Security) and/or under any Transaction Document, the Mortgagor has not sold or granted any rights of pre-emption over or agreed to sell or grant any right of pre-emption over or otherwise disposed of or agreed to dispose of the benefit of all or any of its rights, title and interest in and to all or any part of the Security Assets; and

(f)	the Shares are non-assessable and, except under the Transaction Documents, neither the Shares nor the Related Rights, in each case owned by the Mortgagor, are subject to any options to purchase or similar rights of any person.

6.3 Ability to pay debts The Mortgagor is able to pay its debts as they fall due in the ordinary course of business.

6.4 Representations and Warranties in the Letter of Undertaking The Mortgagor repeats the representations and warranties given by it in Clause [11] of the Letter of Undertaking.

6.5 Times of Making Representations and Warranties The representations and warranties set out in this Clause 6:

(a)	will survive the execution of the Option Agreement and each transfer of any of the Shares to the Mortgagor or other transaction under the Option Agreement; and

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(b)	are made on the date hereof and are deemed to be repeated on the date of each transfer of any of the Shares to the Mortgagor under the Option Agreement during the Security Period with reference to the facts and circumstances then existing.

7	UNDERTAKINGS OF MORTGAGOR

7.1 Duration The undertakings in this Clause 7 shall remain in force throughout the Security Period.

7.2 Maintenance of Legal Validity Without prejudice to any other agreement entered into between the parties hereto, the Mortgagor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of the Cayman Islands to enable it lawfully to enter into and perform its obligations under this Mortgage and to ensure the legality, validity, enforceability or admissibility in evidence of this Mortgage.

7.3 Untrue Representations The Mortgagor shall notify the Mortgagee of the occurrence of any event which results in or may reasonably be expected to result in any of the representations and warranties contained in Clause 6 (Representations and Warranties) being untrue in any material respect.

7.4 Proxies and Powers of Attorney Pursuant to enforcement of the security constituted by this Mortgage, the Mortgagor shall not exercise its voting rights as shareholder of the Issuer so as to frustrate the Mortgagee’s exercise of any irrevocable proxy and/or irrevocable power of attorney delivered under Clause 4 (Transfer Documents) in the forms set out in Parts I and II of Schedule 2 to this Mortgage.

7.5 Restrictions on Dealing The Mortgagor undertakes that, except as permitted or otherwise provided under the terms of or set out in this Mortgage and/or any Transaction Document (as the case may be), it will not:

(a)	create or permit to subsist any Encumbrance over any Security Asset; or

(b)	lease, sell, transfer, assign or otherwise dispose of or agree to lease, sell, transfer, assign or otherwise dispose of, any Security Asset or any interest therein.

7.6 Security Assets The Mortgagor undertakes that, except as permitted or otherwise provided under the terms of or set out in this Mortgage and/or any Transaction Document (as the case may be):

(a)	it will remain the legal and beneficial owner of the Security Assets and it will remain the absolute legal owner of the Security Assets;

(b)	it will not nominate any person or persons to enjoy or exercise all or any of the Mortgagor’s rights in relation to the Security Assets;

(c)	it will not take any action whereby the rights attaching to the Shares or the Related Rights are altered or diluted except to the extent permitted by the Mortgagee; and

(d)	it will pay all calls and discharge all obligations in relation to the Security Assets.

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8	ENFORCEMENT OF SECURITY

8.1 Process upon Enforcement of Security

(a)	Notwithstanding any other provision of this Mortgage, the Mortgagee may only enforce its rights under this Mortgage in accordance with paragraph (b) below in relation to the Shares in respect of which the Mortgagor is in breach of its obligations under the Option Agreement to have transferred to [Lion/Rally Cayman 7] (the “Enforcement Shares”) and/or any Enforcement Related Rights. After any such enforcement, the security constituted by this Mortgage shall continue in force unaffected in respect of the remaining Security Assets.

(b)	On or following the occurrence of an Enforcement Event:

(i)	the Mortgagee may exercise its rights under Clause 4.2(a) of this Mortgage; and

(ii)	the Mortgagor shall promptly perform its obligations under Clause 4.2(b) of this Mortgage,

in order to transfer the Enforcement Security Assets to [Lion/Rally Cayman 7] in satisfaction of the Secured Obligations in respect of the Enforcement Security Assets.

8.2 Powers

(a)	At any time after an Enforcement Event has occurred and is continuing, without any further consent or authority on the part of the Mortgagor, the Mortgagee may, subject to Clause 8.1 (Process upon Enforcement of Security) above, exercise (or refrain from exercising) at its discretion in the name of the Mortgagor (or the registered holder) in respect of the Enforcement Security Assets any voting rights and any powers or rights under the terms thereof or otherwise which may be exercised by the person or persons in whose name or names the Enforcement Security Assets are registered or who is the holder thereof.

(b)	If the Mortgagee takes any such action as is referred to in paragraph (a) above, it shall give notice to the Mortgagor as soon as practicable.

(c)	For the purposes of giving effect to this Clause 8.2 (Powers) and to the extent that the Enforcement Security Assets remain registered in the name of the Mortgagor, the Mortgagor hereby irrevocably appoints the Mortgagee (or its nominee) as its proxy to exercise all voting and other rights in respect of the Enforcement Security Assets, in each case while an Enforcement Event has occurred and is continuing.

(d)	The Mortgagor and any Receiver shall have the powers conferred under this Mortgage (and those conferred on the Mortgagee) and under any applicable law.

9	RECEIVER

9.1 Appointment of Receiver Subject to Clause 8 above, at any time after the security constituted by this Mortgage becomes enforceable in accordance with its terms or if an application is made for the appointment of or notice is given of intention to appoint an administrator in respect of the Mortgagor or if requested by the Mortgagor, the Mortgagee

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may without further notice appoint under seal, deed or in writing under its hand any one or more persons to be a Receiver of all or any part of the Enforcement Security Assets in like manner in every respect as if the Mortgagee had become entitled under this Mortgage or under applicable law to exercise the powers thereby conferred.

9.2 Powers of Receiver Every Receiver appointed in accordance with Clause 9.1 (Appointment of Receiver) shall have and be entitled, subject to the terms of the Option Agreement, to exercise all of the powers of the Mortgagee conferred by Clause 8.2 (Powers) in addition to the powers conferred by applicable law on any receiver. The Receiver shall have the power to do all things which, in the opinion of the Receiver, are incidental to any of the powers, functions, authorities or discretions conferred or vested in the Receiver pursuant to this Mortgage or upon receivers by applicable law generally (including, without limitation, the bringing or defending of proceedings in the name of, or on behalf of, the Mortgagor; the collection and/or realisation of the Enforcement Security Assets in such manner and on such terms as the Receiver sees fit; and the execution of documents in the name of the Mortgagor (whether under hand, or by way of deed or by utilisation of the company seal of the Mortgagor or its general partner) and in particular shall have and be entitled to exercise in relation to the Mortgagor all the powers set out below:

(a)	to exercise all rights of the Mortgagee under or pursuant to this Mortgage including all voting and other rights attaching to the Enforcement Security Assets;

(b)	to make any arrangement or compromise with others over and/or in connection with any of the Enforcement Security Assets as he shall think fit;

(c)	to appoint managers, officers and agents for the above purposes at such remuneration as the receiver may determine;

(d)	to redeem any prior encumbrance over and/or in connection with any of the Enforcement Security Assets and settle and pass the accounts of the encumbrancer and any accounts so settled and passed shall (subject to any manifest error) be conclusive and binding on the Mortgagor and the money so paid shall be deemed an expense properly incurred by the receiver;

(e)	to pay the proper administrative charges in respect of time spent by its agents and employees in dealing with matters raised by the receiver or relating to the receivership of the Mortgagor; and

(f)	to do all such other acts and things as may be considered by the receiver to be incidental or conducive to any of the above matters or powers or otherwise incidental or conducive to the preservation, improvement or realisation of the Enforcement Security Assets or the value thereof.

If at any time there is more than one Receiver of all or any part of the Enforcement Security Assets, each such Receiver may (unless otherwise stated in any document appointing him) exercise all of the powers conferred on a Receiver under this Mortgage individually and separately from each other Receiver.

9.3 Removal and Remuneration The Mortgagee may from time to time by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it may

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deem it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated and may from time to time fix the remuneration of any Receiver appointed by it provided that such remuneration shall be substantially on market terms.

9.4 Mortgagee May Exercise Powers of Receiver To the fullest extent permitted by law, all or any of the powers, authorities and discretions which are conferred by this Mortgage (either expressly or implied) upon a Receiver may be exercised by the Mortgagee at any time after the security constituted by this Mortgage has become enforceable in relation to the whole of such Enforcement Security Assets or any part thereof without first appointing a Receiver of such property or any part thereof or notwithstanding the appointment of a Receiver of such property or any part thereof.

10	FURTHER ASSURANCES

The Mortgagor shall, at its own expense from time to time, execute and give all such assurances and do all acts and things as the Mortgagee may reasonably require or reasonably consider desirable under the laws of any jurisdiction governing the Security Assets to enable the Mortgagee to perfect or protect the security intended to be created hereby over the Security Assets or any part thereof or to facilitate the sale of the Security Assets or any part thereof or the exercise by the Mortgagee of any of the rights, powers, authorities and discretions vested in it or any Receiver of the Security Assets or any part thereof or any such delegate or sub-delegate as aforesaid. To that intent, without prejudice to the generality of the foregoing and subject to the terms and conditions set out in the other Clauses of this Mortgage, the Mortgagor shall execute all transfers, sales, dispositions and appropriations (whether to the Mortgagee or otherwise) and shall give all notices, orders and directions and make all registrations which the Mortgagee may (in its absolute discretion) consider expedient but containing terms no more onerous than reasonably required by the Mortgagee to give effect to this Mortgage.

11	POWER OF ATTORNEY

11.1 Appointment The Mortgagor hereby, by way of security and in order more fully to secure the performance of its obligations hereunder, irrevocably appoints the Mortgagee and every Receiver of the Security Assets (or any part thereof) appointed hereunder and any person nominated for the purpose by the Mortgagee or any Receiver in writing under hand by an officer of the Mortgagee or any Receiver severally as its attorney and on its behalf and in its name or otherwise to execute and do all such assurances, acts and things which the Mortgagor is required to do under the covenants and provisions contained in this Mortgage (including to make any demand upon or to give any notice or receipt to any person owing moneys to the Mortgagor and to execute and deliver any charges, legal mortgages, assignments or other security and any transfers of securities) and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Mortgage or by statute on the Mortgagee or any such Receiver, delegate or sub-delegate and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may reasonably deem proper in or for the purpose of exercising any of such powers, authorities and discretions.

11.2 Ratification The Mortgagor hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in Clause 11.1 (Appointment) shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause 11.1 (Appointment).

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12	DELEGATION

The Mortgagee or any Receiver appointed hereunder may at any time and from time to time delegate by power of attorney or in any other manner to any properly qualified person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Mortgagee or such Receiver under this Mortgage in relation to the Security Assets or any part thereof. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Mortgagee or such Receiver may think fit. Neither the Mortgagee nor any Receiver shall be in any way liable or responsible to the Mortgagor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate, provided the Mortgagee or Receiver gives the Mortgagor notice of such delegation.

13	NO LIABILITY AS MORTGAGEE IN POSSESSION

Neither the Mortgagee nor its nominee nor any Receiver shall by reason of entering into possession of the Enforcement Security Assets or any of them be liable:

(a)	to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable;

(b)	for failing to present any coupon or other document relating to any of the Enforcement Security Assets;

(c)	for accepting or failing to accept any offer relating to any of the Enforcement Security Assets;

(d)	for failing to attend or vote at any meetings relating to the Enforcement Security Assets;

(e)	for failing to notify the Mortgagor of any communication received by the Mortgagee or Receiver in relation to the Enforcement Security Assets; or

(f)	for any loss arising out of or in connection with the exercise or non-exercise of any rights or powers (with the exception of the undertaking with respect to enforcement of this Mortgage under Clause 8.1(a)) attaching or accruing to the Enforcement Security Assets or which may be exercised by the Mortgagee or any nominee for the Mortgagee or Receiver under this Mortgage.

except in the case of gross negligence, fraud or wilful misconduct on the part of the Mortgagee or such Receiver, respectively. Every Receiver duly appointed by the Mortgagee under the powers set forth herein shall be deemed to be the agent of the Mortgagor for all purposes and shall as such agent for all purposes be deemed to be in the same position as a Receiver duly appointed by a mortgagee under applicable law. The Mortgagor alone shall be responsible for its contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by it and neither the Mortgagee nor any Receiver shall incur any liability therefor (either to the Mortgagor or to any other person whatsoever) or for any other reason whatsoever other than for their gross negligence, fraud or wilful misconduct.

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14	PROTECTION OF THIRD PARTIES

No purchaser, mortgagee or other person dealing with the Mortgagee or the Receiver or its agents shall be concerned to enquire whether the Secured Obligations have become due for performance or whether any power which the Mortgagee or Receiver is purporting to exercise has become exercisable or whether any of the Secured Obligations remains outstanding or to see to the application of any money paid to the Mortgagee or to such Receiver.

15	STAMP DUTIES

The Mortgagor shall pay and, forthwith on demand, indemnify the Mortgagee against any liability it incurs in respect of any stamp, registration and similar tax which is or becomes payable in connection with the performance or enforcement of this Mortgage.

16	ADDITIONAL PROVISIONS

16.1 Provisions Severable

(a)	If a provision of this Mortgage is, or but for this Clause 15.1 would be, held to be illegal, invalid or unenforceable, in whole or in part, in any jurisdiction the provision shall be ineffective to the extent of such illegality, invalidity or unenforceability without rendering the remaining provisions of this Mortgage illegal, invalid or unenforceable, and any such illegality, invalidity or unenforceability in any jurisdiction shall not invalidate or render invalid or unenforceable such provisions in any other jurisdiction.

(b)	If a provision of this Mortgage is held to be illegal, invalid or unenforceable, in whole or in part and paragraph (a) of this Clause 15.1 (Provisions Severable) cannot be used to make it legal, valid and enforceable, either party to this Mortgage may require the other party to enter into a deed under which that other party undertakes in the terms of the original provision, but subject to such amendments as are necessary or required in order to make the provision legal, valid and enforceable. No party will be obliged to enter into a deed that would increase its liability beyond that contained in this Mortgage had all its provisions been legal, valid and enforceable.

16.2 Potentially Avoided Payments If the Mortgagee considers (acting reasonably) that an amount paid to the Mortgagee under the Option Agreement or this Mortgage is capable of being avoided or otherwise set aside on the liquidation or administration of the person by whom such amount is paid, then for the purposes of this Mortgage, such shall be regarded as not having been paid, provided that if such amount is not avoided or otherwise set aside following such liquidation or administration, the Mortgagee shall not be entitled to regard such amount as not having been paid.

16.3 Variation This Mortgage shall not be varied except by an agreement in writing between the Mortgagor and Mortgagee and, in the case of Clause 8.1 (Process upon Enforcement of Security) above, all parties including CEDC.

17	REMEDIES AND WAIVERS

A delay in exercising, or failure to exercise, any right or remedy under this Mortgage does not constitute a waiver of such or other rights or remedies and does not operate to prevent the

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exercise or enforcement of any such right or remedy. No single or partial exercise of any right or remedy under this Mortgage prevents further exercise of such or other rights or remedies. The rights, powers and remedies provided in this Mortgage are cumulative and not exclusive of any rights and remedies provided by law. The Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction scheme or arrangement whatsoever. A waiver given or consent granted by the Mortgagee under this Mortgage will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

18	NOTICES

18.1 Communications in Writing A notice, other communication or document given under this Mortgage other than as set out in Clause 22 (Notices) of the Option Agreement shall be in writing and signed by or on behalf of the person giving it and, unless otherwise stated, may be made or delivered personally, posted or faxed in accordance with Clause 19.3 (Delivery).

18.2 Addresses The address and fax number (and the department or officer, if any, for whose attention the notice, other communication or document is to be made or delivered) of each party for any notice, communication or document to be made or delivered under or in connection with this Mortgage is that identified with its name below, or any substitute address, fax number or department or officer as the relevant party notifies to the other party by not less than five Business Days notice.

18.3 Delivery

(a)	Any notice, other communication or document so addressed shall be deemed to have been received:

(i)	if personally delivered, at the time of delivery;

(ii)	if sent by pre-paid first class post, recorded delivery or registered post, two Business Days after the date of posting to the relevant address;

(iii)	if sent by registered air-mail, five Business Days after the date of posting to the relevant address; and

(iv)	if sent by fax, on successful completion of its transmission as per transmission report from the machine from which the fax was sent, save that if such notice, communication or document is received after normal working hours (which shall be deemed to be 8.30 a.m. and 5.30 p.m. on any Business Day in the country of the recipient), such notice, communication or document shall be deemed to have been received on the next Business Day, and, if a particular department or officer is specified as part of its address details provided under Clause 18.2 (Addresses), if addressed to that department or officer.

(b)	For the avoidance of doubt, notice given under this Mortgage shall not be validly served if given by e-mail.

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19	COSTS AND EXPENSES

19.1 Costs and Expenses Subject to any term of this Mortgage, any Transaction Document or any other agreement between the parties hereto, each party hereto shall bear its own costs and EXPENSES in connection with the negotiation, preparation, execution, modification, amendment, release and/or preservation of any of its rights under this Mortgage.

19.2 Indemnity The Mortgagor shall indemnify the Mortgagee on demand against any and all properly incorrect costs, claims, losses, expenses (including legal fees) and liabilities, and any VAT thereon, which the Mortgagee may incur as a result of the occurrence of any Enforcement Event or the exercise by the Mortgagee of any of its rights and powers under this Mortgage.

19.3 Interest The amounts payable under Clauses 19.1 (Costs and Expenses) and 19.2 (Indemnity) above shall bear interest (compounded monthly) at the Default Rate (payable as well after as before judgment), from the dates on which they were paid or incurred by the Mortgagee to the date of payment thereof by the Mortgagor.

20	CURRENCY OF ACCOUNT

20.1 Currency of Account All payments hereunder shall be made in immediately available funds in the currency and to the account specified by the Mortgagee in the corresponding demand.

20.2 Currency Conversion If notwithstanding Clause 20.1 (Currency of Account) any monies are received or held by the Mortgagee in a currency other than that specified in such demand, such monies shall be converted into the currency specified in the demand issued by the Mortgagee pursuant to Clause 20.1 (Currency of Account) to cover the Secured Obligations in that other currency at the spot rate of exchange quoted by a bank selected by the Mortgagee (acting reasonably) then prevailing for purchasing that other currency with the existing currency.

20.3 No Discharge No payment to the Mortgagee (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Mortgagor unless and until the Mortgagee shall have received payment in full in the currency in which the obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Mortgagee shall have a further separate cause of action against the Mortgagor to recover the amount of the shortfall.

20.4 Currency Indemnity If any sum due from the Mortgagor under this Mortgage or any order or judgment given or made in relation hereto has to be converted from the currency (the “first currency”) in which the same is payable hereunder or under such order or judgment into another currency (the “second currency”) for the purpose of (1) making or filing a claim or proof against the Mortgagor; (2) obtaining an order or judgment in any court or other tribunal; or (3) enforcing any order or judgment given or made in relation hereto, the Mortgagor shall indemnify and hold harmless the Mortgagee from and against any loss suffered or incurred as a result of any discrepancy between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which the Mortgagee may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

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21	ASSIGNMENTS, ETC

21.1 The Mortgagee The Mortgagee may assign and transfer all of its respective rights and obligations hereunder to a replacement Mortgagee appointed in accordance with the terms of this Mortgage to act as Mortgagee on behalf [Lion/Rally Cayman 7 L.P.]. Upon such assignment and transfer taking effect, the replacement Mortgagee shall be and be deemed to be acting as Mortgagee for [Lion/Rally Cayman 7 L.P.] for the purposes of this Mortgage in place of the old Mortgagee.

21.2 The Mortgagor The Mortgagor shall not be entitled to transfer or assign all or any of its rights or obligations in respect of this Mortgage without the prior written consent of the Mortgagee.

22	SET-OFF

Where an Enforcement Event has occurred and is continuing, the Mortgagee may (but shall not be obliged to) set off any obligation which is due and payable by the Mortgagor and unpaid against any obligation (whether or not matured) owed by the Mortgagee to the Mortgagor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Mortgagee may convert either obligation at the closing mid-market rate of exchange applying to such currencies, as against the US Dollar, as published in the Financial Times on the day of such set off (in respect of the previous days’ closing mid-market rate) for the purpose of the set-off. If either obligation is unliquidated or unascertained, the Mortgagee may set off in an amount estimated by it in good faith to be the amount of that obligation.

23	COVENANT TO RELEASE

Upon the expiry of the Security Period or as otherwise permitted under the terms of any Transaction Document (but not otherwise), the Mortgagee shall (or procure that its nominees shall), at the request and cost of the Mortgagor, execute and do all such deeds, acts and things as may be necessary to release the Security Assets from the security constituted hereby. The Mortgagee shall not be bound to return the identical shares which were deposited, held or transferred and the Mortgagor shall accept shares of the same class and denomination.

24	GOVERNING LAW

This Mortgage is governed by, and shall be construed in accordance with, Cayman Islands law.

25	JURISDICTION

25.1 Exclusive jurisdiction For the benefit of the Mortgagee, and subject to Clause 25.4 (Proceedings in Other Jurisdictions) below, each of the Mortgagor and CEDC hereby irrevocably agrees that:

(a)	any dispute, controversy or claim arising out of or in connection with this Mortgage (including a dispute regarding the existence, validity or termination of this Mortgage or the consequences of its nullity), the security constituted by this Mortgage (a “Dispute”) shall be heard by the courts of the Cayman Islands; and

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(b)	the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any suit, action or proceedings (“Proceedings”) and to settle any Disputes and, for such purposes, irrevocably submits to the jurisdiction of such courts.

25.2 Service of Process The Mortgagor and CEDC each submit to the jurisdiction of the courts of the Cayman Islands. Without prejudice to any other mode of service allowed under any relevant law, CEDC:

(a)	irrevocably appoints Maples Corporate Services Limited (at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands, Tel: +1 345 949 8066, Fax: +1 345 949 8080) as its agent for service of process in relation to any Proceedings before the Cayman Islands courts in connection with any Dispute; and

(b)	agrees that failure by an agent for service of process to notify the Mortgagor and/or CEDC of the process will not invalidate the proceedings concerned.

If any person appointed as agent for service of process is unable for any reason to act as agent for service of process, CEDC must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the Mortgagee. Failing this, the Mortgagee may appoint another agent for this purpose.

25.3 Waiver of Objection Each of the parties to this Mortgage other than the Mortgagee irrevocably waives any objection which it might now or hereafter have to Proceedings being brought or Disputes settled in the courts of the Cayman Islands and agrees not to claim that any such court is an inconvenient or inappropriate forum.

25.4 Proceedings in Other Jurisdictions Nothing in this Mortgage limits (and shall not be construed so as to limit) the right of the Mortgagee to bring Proceedings, including third party proceedings, against the Mortgagor and/or CEDC or to apply for interim remedies, in connection with this Mortgage in any other court of competent jurisdiction, nor shall the taking of Proceedings by the Mortgagee in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law. The obtaining by the Mortgagee of judgement in one jurisdiction shall not prevent the Mortgagee from bringing or continuing Proceedings in any other jurisdiction, whether or not these shall be founded on the same cause of action.

25.5 Waiver of Immunity To the extent that any party to this Mortgage other than the Mortgagee may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claims), such party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

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26	COUNTERPARTS AND EFFECTIVENESS

26.1 Counterparts This Mortgage may be executed in any number of counterparts, each of which when executed and delivered constitutes an original of this Mortgage, but all the counterparts shall together constitute one and the same agreement.

26.2 Effectiveness This Mortgage shall come into effect as a Deed on the date set forth above.

IN WITNESS WHEREOF THIS MORTGAGE HAS BEEN EXECUTED AS A DEED by the parties hereto on the date stated at the beginning of this Mortgage.

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SCHEDULE 1

SHARE TRANSFER FORM

We, [            ] (the “Transferor”) for good and valuable consideration received by us from [            ] (the “Transferee”) do hereby:

1.	transfer to the Transferee [ ] ([ ]) [ ] shares of par value US$[ ] each (the “Share”) standing in our name in the register of the Company to hold unto the Transferee, and assigns, subject to the several conditions on which we held the same at the time of execution of this Share Transfer Form; and

2.	consent that our name remains on the register of the Company until such time as the Company enters the Transferee’s name in the register of the Company;

And I/we, the Transferee, do hereby agree to take the Share subject to the same conditions.

As Witness Our Hands

Signed by the Transferor on

[            ] in the presence of:

Witness	Transferor

Signed by the Transferee on

[            ] in the presence of:

Witness	Transferee

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And I/we do hereby agree to take the Shares.

SIGNED by the Transferee by:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:
)

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

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SCHEDULE 2

PART I

IRREVOCABLE APPOINTMENT OF PROXY

We, [MORTGAGOR], hereby irrevocably appoint [MORTGAGEE] as our proxy to vote at meetings of the Shareholders of [Issuer] (the “Company”), while an Enforcement Event (as defined in the Mortgage) is continuing, in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name. This proxy is irrevocable by reason of being coupled with the interest of [MORTGAGEE] as mortgagee of the aforesaid shares pursuant to a Mortgage dated [l] (the “Mortgage”).

IN WITNESS whereof this instrument has been duly executed as a deed this [            ] day of [            ].

EXECUTED AS A DEED by [MORTGAGOR]:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:
)

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

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PART II

IRREVOCABLE APPOINTMENT OF POWER OF ATTORNEY

We, [MORTGAGOR], hereby irrevocably appoint [MORTGAGEE] as our duly authorised representative and duly appointed attorney-in-fact to sign resolutions in writing of [Issuer] (the “Company”), while an Enforcement Event (as defined in the Mortgage) is continuing, in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name. This power of attorney is irrevocable by reason of being coupled with the interest of [MORTGAGEE] as mortgagee of the aforesaid shares pursuant to a Mortgage dated [l] (the “Mortgage”).

IN WITNESS whereof this instrument has been duly executed as a deed this [            ] day of [            ].

EXECUTED AS A DEED by [MORTGAGOR]:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

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SIGNATORIES

THE MORTGAGOR

Executed as a deed by	)
[LION/RALLY CAYMAN 4]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

THE MORTGAGEE

Executed as a deed by	)
[LION/RALLY CAYMAN 7 L.P.]	)
acting by its general partner	)
[ ]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

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CEDC

Executed as a deed by	)
[CENTRAL EUROPEAN	)
DISTRIBUTION	)
CORPORATION]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[            ]

Address:

Fax number:

Attn:

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[            ] 2009

SHARE MORTGAGE

between

[LION/RALLY CAYMAN 5]

as Mortgagor

and

[LION/RALLY CAYMAN 7 L.P.]

as Mortgagee

and

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

WEIL, GOTSHAL & MANGES

One South Place London EC2M 2WG

Tel: +44 (0) 20 7903 1000 Fax: +44 (0) 20 7903 0990

www.weil.com

		Page
1	INTERPRETATION	1

2	COVENANT	3

3	CREATION OF SECURITY	3

4	TRANSFER DOCUMENTS	4

5	CONTINUING SECURITY	5

6	REPRESENTATIONS AND WARRANTIES	8

7	UNDERTAKINGS OF MORTGAGOR	9

8	ENFORCEMENT OF SECURITY	10

9	RECEIVER	10

10	FURTHER ASSURANCES	12

11	POWER OF ATTORNEY	12

12	DELEGATION	13

13	NO LIABILITY AS MORTGAGEE IN POSSESSION	13

14	PROTECTION OF THIRD PARTIES	14

15	STAMP DUTIES	14

16	ADDITIONAL PROVISIONS	14

17	REMEDIES AND WAIVERS	14

18	NOTICES	15

19	COSTS AND EXPENSES	16

20	CURRENCY OF ACCOUNT	16

21	ASSIGNMENTS, ETC	17

22	SET-OFF	17

23	COVENANT TO RELEASE	17

24	GOVERNING LAW	17

25	JURISDICTION	17

26	COUNTERPARTS AND EFFECTIVENESS	19

SCHEDULE 1 SHARE TRANSFER FORM		20

SCHEDULE 2 PART I IRREVOCABLE APPOINTMENT OF PROXY		22

SIGNATORIES		24

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THIS MORTGAGE (this “Mortgage”) is made as a deed on the [—] day of [—] 2009

BETWEEN:

(1)	[LION/RALLY CAYMAN 5], a company incorporated in the Cayman Islands whose registered office is at [—] (“the “Mortgagor”);

(2)	[LION/RALLY CAYMAN 7 L.P.], a Cayman Exempted Limited Partnership whose principal place of business is at [—] acting through its general partner [—] whose registered office is at [—] (the “Mortgagee”); and

(3)	CENTRAL EUROPEAN DISTRIBUTION CORPORATION, a company incorporated in Delaware, whose principal place of business is at ul. Babrowiecka6, 02 278 Warsawa, Poland (“CEDC”).

WHEREAS:

(A)	The Mortgagor and the Mortgagee have entered into an Option Agreement dated on or about the date hereof. Clause [14.2] of the Option Agreement requires [Lion/Rally Cayman 5] to enter into this Mortgage.

(B)	The Option Agreement provides for the Mortgagor to sell to [Lion/Rally Cayman 7] a number of the Shares (as defined in the Option Agreement) following each Cayman 7 Call Option Exercise Date (as defined in the Option Agreement) and/or for [Lion/Rally Cayman 7] to acquire such Shares following any Holdco Put Option Exercise Date (as defined in the Option Agreement). Clause [13.3] of the Option Agreement provides that the Mortgagee may only enforce its rights under this Mortgage in relation to those Shares in respect of which the Mortgagor is in breach of its obligations under the Option Agreement to have transferred to [Lion/Rally Cayman 7] (the Enforcement Shares, as defined below). Accordingly, there may be more than one enforcement under this Mortgage depending on the number of such breaches.

(C)	The board of directors of the Mortgagor is satisfied that the Mortgagor will receive direct and/or indirect economic benefit from the transactions under the Option Agreement and that entering into this Mortgage is for the purposes and to the benefit of the Mortgagor and its business.

(D)	The Mortgagee and the Mortgagor intend this Mortgage to, and it shall, take effect as a deed.

IT IS AGREED as follows:

1 INTERPRETATION

1.1 Definitions In this Mortgage the following terms have the meanings given to them in this Clause 1.1, except where the context otherwise requires.

“Default Rate” means 12% per annum.

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“Enforcement Event” means a breach by the Mortgagor of an obligation under the Option Agreement to transfer any Security Assets to [Lion/Rally Cayman 7], which Enforcement Event is “continuing” until such breach is waived, remedied or such obligation is satisfied by enforcement of this Mortgage.

“Enforcement Related Rights” means:

(a)	any dividend or interest paid or payable in relation to any of the Enforcement Shares, in each case arising while an Enforcement has occurred and is continuing;

(b)	any stock, shares, debentures, bonds, warrants, options, securities, rights, benefits, advantages, moneys or property accruing or offered, in each case while an Enforcement Event has occurred and is continuing, (whether by way of redemption, substitution, exchange, conversion, replacement, bonus or preference, under option rights or otherwise) to or in respect of any of the Shares or in substitution or exchange for or otherwise derived from any of the Enforcement Shares; and

(c)	any dividend, interest or other income in respect of any asset referred to in paragraph (b) above, in each case arising while an Enforcement Event has occurred and is continuing.

“Enforcement Security Assets” means the Enforcement Shares and the Enforcement Related Rights.

“Enforcement Shares” has the meaning given in Clause 8.1(a) (Process Upon Enforcement of Security).

“Encumbrance” has the meaning given in the Option Agreement.

“Issuer” means [Lion/Rally Cayman 6].

“Letter of Undertaking” has the meaning given in the Option Agreement.

“Option Agreement” means the Option Agreement dated on or about the date of this Mortgage between the Mortgagor, the Mortgagee, [Lion/Rally Cayman 4] and CEDC.

“Receiver” means a receiver and manager or (if the Mortgagee so specifies in the relevant appointment) a receiver, in either case, appointed under this Mortgage.

“Related Rights” means:

(d)	any dividend or interest paid or payable in relation to any of the Shares;

(e)	any stock, shares, debentures, bonds, warrants, options, securities, rights, benefits, advantages, moneys or property accruing or offered at any time, present and future, (whether by way of redemption, substitution, exchange, conversion, replacement, bonus or preference, under option rights or otherwise) to or in respect of any of the Shares or in substitution or exchange for or otherwise derived from any of the Shares; and

(f)	any dividend, interest or other income in respect of any asset referred to in paragraph (b) above.

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“Secured Obligations” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Mortgagor under the Option Agreement to transfer Security Assets to [Lion/Rally Cayman 7].

“Security Assets” means the Shares and the Related Rights.

“Security Period” means the period beginning on the date of this Mortgage and ending on the date upon which the Mortgagee is satisfied that all the Secured Obligations have been unconditionally and irrevocably paid and/or discharged in full in cash or the security interests contemplated to be created hereby have been unconditionally and irrevocably released and discharged in full.

“Shares” means the shares in the capital of the Issuer and owned either legally or beneficially at any time now or in the future by the Mortgagor or transferred or assigned to the Mortgagor pursuant to the Option Agreement.

“Transaction Document” has the meaning given in the Option Agreement.

1.2 Interpretation Unless expressly defined in this Mortgage, capitalised terms defined in the Option Agreement have the same meanings in this Mortgage and the construction rules set out in Clause 1.2 of the Option Agreement shall apply to this Mortgage, mutatis mutandis, as though they were set out in full in this Mortgage except that references to “this Agreement” shall be construed as references to this Mortgage.

2	COVENANT

The Mortgagor covenants with the Mortgagee that it will discharge each of the Secured Obligations when due in the manner provided for in the Option Agreement.

3	CREATION OF SECURITY

The Mortgagor as continuing security for the discharge and performance of all the Secured Obligations, hereby as legal and beneficial owner (subject to the terms of any Transaction Document):

(a)	mortgages and charges and agrees to mortgage and charge to the Mortgagee all the Shares held now or in the future by it and/or any nominee on its behalf, by way of first fixed charge and first equitable mortgage; and

(b)	mortgages and charges and agrees to mortgage and charge to the Mortgagee all the Related Rights held now or in the future by it and/or any nominee on its behalf, by way of first fixed charge and first equitable mortgage; and

(c)	(to the extent they are not effectively mortgaged or charged pursuant to paragraphs (a) and (b) above), charges the Shares and the Related Rights held now or in the future by it and/or any nominee on its behalf, by way of first floating charge,

PROVIDED THAT whilst no Enforcement Event has occurred and is continuing (and, other than in respect of the Enforcement Security Assets, at all times including whilst an Enforcement Event has occurred and is continuing) the Mortgagor shall be entitled (notwithstanding the security contemplated to be created hereby):

(i)	to receive all dividends, interest and income from and any property accruing or in respect of the Security Assets;

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(ii)	to make distributions to [Lion/Rally Carry Eng L.P.] pursuant to any Transaction Document (other than distributions in specie of the Shares); and

(iii)	to exercise, any voting or other rights attached to any of the Security Assets (subject to the terms of any Transaction Document), provided that if a resolution is proposed which, in the opinion of the Mortgagee (acting reasonably), might reasonably be expected to prejudice the security created under this Mortgage in any material respect, then such votes will be exercised by the Mortgagor only in accordance with the instructions of the Mortgagee, and the Mortgagee shall, if requested by the Mortgagor, appoint the Mortgagor its proxy to exercise such rights and powers or, insofar as necessary the Mortgagee will comply with or procure that any nominee of the Mortgagee shall comply with such instructions of the Mortgagor in respect thereof, in either case as soon as reasonably practicable.

4	TRANSFER DOCUMENTS

4.1 Delivery of Documents The Mortgagor shall, as soon as reasonably practicable after the date of this Mortgage and following the acquisition from time to time of Security Assets, subject to the terms of any Transaction Document:

(a)	deposit with the Mortgagee (or as the Mortgagee may direct) all bearer instruments, share certificates (if any) and any other documents of title or evidence of ownership in relation to the Security Assets as are owned by it, as at the date hereof and following the acquisition from time to time of Security Assets, or in which it has or acquires an interest which entitles it to control such documents;

(b)	deliver to the Mortgagee five copies of the share transfer form in the form set out in Schedule 1 to this Mortgage and any other documents (in each case duly executed but undated) as may be reasonably requested by the Mortgagee in order to enable the Mortgagee (or its nominee) to be registered as the owner or otherwise to obtain a legal title to the Security Assets on or following an Enforcement Event which is continuing pursuant to Clause 4.2 (Registration on Transfer) below; and

(c)	deliver to the Mortgagee a duly executed and dated irrevocable proxy and a duly executed and dated irrevocable power of attorney made in respect of the Security Assets in favour of the Mortgagee in respect of all general meetings and written resolutions of the Issuer respectively in the forms set out in Parts I and II of Schedule 2 to this Mortgage.

4.2 Registration on Transfer The Mortgagor hereby:

(a)	authorises the Mortgagee, at any time on or following an Enforcement Event which is continuing:

(i)	to arrange for any of the Enforcement Security Assets to be registered in the name of the Mortgagee (or its nominee); and/or

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(ii)	(under its powers of realisation) to transfer or cause the Enforcement Security Assets to be transferred to and registered in the name of the Mortgagee (or its nominee) or any purchaser or transferee and to date, issue and/or otherwise deal with any of the documents delivered under Clause 4.1 (Delivery of Documents); and

(b)	undertakes from time to time, following an Enforcement Event which is continuing:

(i)	promptly to execute and sign all transfers, contract notes, powers of attorney and other documents (and to procure the registration of any such transfer of the Enforcement Security Assets in the relevant shareholders register) that may be required by the Mortgagee in connection with paragraph (a) above; and

(ii)	if the Mortgagee so requests, to procure that all such share transfer forms are forthwith registered by the relevant person and that any share certificates in the name of the Mortgagee (or such nominee) in respect of the Enforcement Security Assets are forthwith delivered to the Mortgagee.

4.3 Liability to Perform Notwithstanding anything to the contrary herein contained, the Mortgagor shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Security Assets and, without limitation, to pay all calls or other payments that may become due in respect of any of the Security Assets. The Mortgagee shall not be required in any manner to perform or fulfil any obligation of the Mortgagor in respect of the Security Assets, or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled hereunder at any time or times.

4.4 Subsequently Acquired Shares The Mortgagor shall, forthwith upon it becoming the registered owner of and/or receiving any share certificates in respect of any Security Assets after the date hereof:

(a)	deliver to the Mortgagee the share certificates in respect thereof (if any) together with all such share transfer forms or other share transfer documentation (in the form set out at Schedule 1 to this Mortgage) in respect of such Security Assets duly executed in blank by or on behalf of the Mortgagor as appropriate; and

(b)	deliver to the Mortgagee any other documents as may be reasonably requested by the Mortgagee in order to enable the Mortgagee (or its nominee) to be registered as the owner or otherwise to obtain a legal title to the Security Assets on or following an Enforcement Event which is continuing pursuant to Clause 4.2 (Registration on Transfer) above.

5	CONTINUING SECURITY

5.1 Continuing Security The security constituted by this Mortgage shall be continuing security which shall extend to all the Secured Obligations and shall not be considered as satisfied or discharged by any intermediate performance or settlement of all or any of the Secured Obligations, or by any enforcement of this Mortgage in respect of any Enforcement Security Assets whilst any Secured Obligations remain outstanding.

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5.2 Avoided Payments Where any release or discharge or other arrangement in respect of all or part of the Secured Obligations (or in respect of any security for those Secured Obligations including the security created under this Mortgage) is made in reliance on any payment, security or other disposition which is avoided or must be restored in an insolvency, liquidation or otherwise and whether or not the Mortgagee has conceded or compromised any claim that any payment, security or other disposition will or should be avoided, the obligations of the Mortgagor to perform the Secured Obligation and the obligations of the Mortgagor under this Mortgage shall continue as if such release, discharge or other arrangement had not been made.

5.3 Waiver of Defences The obligations of the Mortgagor hereunder will not be affected by any act, omission, circumstance, matter or thing which but for this provision would release or prejudice any of its obligations hereunder or prejudice or diminish such obligations in whole or in part, including whether or not known to the Mortgagor or the Mortgagee or any other person whatsoever:

(a)	any time, indulgence or waiver granted to, or composition with, any the Mortgagor or any other person; or

(b)	the taking, variation, compromise, exchange, renewal or release of, refusal or neglect to perfect, take up or enforce any rights or remedies against, or any security over assets of the Mortgagor or any other person or any non-presentment or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any other security; or

(c)	any incapacity or lack of powers, authority or dissolution or change in the members or status of the Mortgagor or any other person; or

(d)	any variation (however fundamental and whether or not involving any increase in the liability of the Mortgagor or any other person thereunder), replacement and/or restatement of any Transaction Document or any other document or security so that references to that Option Agreement or other document or security in this Mortgage shall include each such variation, replacement and/or restatement; or

(e)	the unenforceability, illegality or invalidity of any obligation of any person under any Transaction Document or of any other security the Mortgagee may hold in respect of the Secured Obligations (or any of them) or otherwise; or

(f)	any postponement, discharge, reduction, non-provability or other similar circumstances affecting any obligation of the Mortgagor or any other person under any Transaction Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order or otherwise.

The Mortgagee shall not be concerned to see or investigate the powers or authorities of any Mortgagor or any of its respective officers or agents, and moneys obtained or Secured Obligations incurred in the purported exercise of such powers or authorities or by any person purporting to be the Mortgagor shall be deemed to form a part of the Secured Obligations, and “Secured Obligations” shall be construed accordingly.

5.4 Immediate Recourse The Mortgagee shall not be required to proceed against or enforce any other rights or security it may have or hold in respect of the Secured Obligations or claim payment from any other person before enforcing the security constituted by the Mortgage.

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5.5 No Competition Until all the Secured Obligations have been unconditionally and irrevocably discharged or performed in full, any rights (if any) which the Mortgagor may have:

(a)	to be subrogated to any rights or security of or moneys held, received or receivable by the Mortgagee (or any agent or trustee on its behalf) with respect to the Secured Obligations; or

(b)	to be entitled to any right of contribution or indemnity from any other person; or

(c)	to claim, rank, prove or vote as a creditor of such other person or its estate in competition with the Mortgagee (or any agent or trustee on its behalf),

shall be exercised by the Mortgagor only if and to the extent that the Mortgagee so requires and in such manner and upon such terms as the Mortgagee may specify and the Mortgagor shall hold any moneys, rights or security held or received by it as a result of the exercise of any such rights on trust for the Mortgagee for application in accordance with the terms hereof as if such moneys, rights or security were held or received by the Mortgagee under this Mortgage.

5.6 Additional Security This Mortgage is in addition to and shall not in any way be prejudiced by, prejudicial to or affect or merge with any other security or right now or hereafter held by the Mortgagee (or any agent or trustee on its behalf) for the Secured Obligations or any of them.

5.7 Remedies not Exclusive

(a)	The rights and remedies of the Mortgagee and any Receiver provided for in this Mortgage:

(i)	may be exercised as often as necessary;

(ii)	are cumulative and not exclusive of any rights or remedies provided by law; and

(iii)	may be waived only in writing and specifically.

Delay in exercising or non-exercise of any such right is not a waiver of that right.

(b)	The Mortgagee may waive any breach by the Mortgagor of any of its obligations hereunder.

5.8 Protection of the Mortgagee The Mortgagee shall not be liable in respect of any loss or damage which arises out of the exercise, or the attempted or purported exercise of, or the failure to exercise any of its powers, with the exception of the undertaking with respect to enforcement of this Mortgage in Clause 8.1(a), unless such loss or damage is caused by its gross negligence, fraud or wilful misconduct.

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6	REPRESENTATIONS AND WARRANTIES

The Mortgagor makes each of the representations and warranties set out in this Clause 7 and acknowledges that the Mortgagee has entered into the Option Agreement and this Mortgage in reliance on those representations and warranties.

6.1 No Filing or Stamp Taxes Under the laws of the Cayman Islands in force at the date hereof, it is not necessary that this Mortgage be filed, recorded or enrolled with any court or other authority or (save where this Mortgage is executed in, brought into or produced before the court in the Cayman Islands, in which case stamp duty will be payable) that any stamp, registration or similar tax be paid on or in relation to this Mortgage.

6.2 Security Assets As at the date hereof:

(a)	the Mortgagor has not received notice of any adverse claim in respect of any of the Security Assets;

(b)	the Mortgagor is (subject to the terms of any Transaction Document) the legal and beneficial owner of the Security Assets and it is the absolute legal owner of the Security Assets and, as legal and beneficial owner (subject to the terms of any Transaction Document), it is able to mortgage and has so mortgaged the Security Assets;

(c)	the security created over the Security Assets under this Mortgage constitutes a first priority security interest over the Security Assets;

(d)	the Security Assets are within the Mortgagor’s disposition and control (subject to the terms of any Transaction Document);

(e)	except as stated in Clause 3 (Creation of Security) and/or under any Transaction Document, the Mortgagor has not sold or granted any rights of pre-emption over or agreed to sell or grant any right of pre-emption over or otherwise disposed of or agreed to dispose of the benefit of all or any of its rights, title and interest in and to all or any part of the Security Assets; and

(f)	the Shares are non-assessable and, except under the Transaction Documents, neither the Shares nor the Related Rights, in each case owned by the Mortgagor, are subject to any options to purchase or similar rights of any person.

6.3 Ability to pay debts The Mortgagor is able to pay its debts as they fall due in the ordinary course of business.

6.4 Representations and Warranties in the Letter of Undertaking The Mortgagor repeats the representations and warranties given by it in Clause [11] of the Letter of Undertaking.

6.5	Times of Making Representations and Warranties The representations and warranties set out in this Clause 6:

(a)	will survive the execution of the Option Agreement and each transfer of any of the Shares to the Mortgagor or other transaction under the Option Agreement; and

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(b)	are made on the date hereof and are deemed to be repeated on the date of each transfer of any of the Shares to the Mortgagor under the Option Agreement during the Security Period with reference to the facts and circumstances then existing.

7	UNDERTAKINGS OF MORTGAGOR

7.1 Duration The undertakings in this Clause 7 shall remain in force throughout the Security Period.

7.2 Maintenance of Legal Validity Without prejudice to any other agreement entered into between the parties hereto, the Mortgagor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of the Cayman Islands to enable it lawfully to enter into and perform its obligations under this Mortgage and to ensure the legality, validity, enforceability or admissibility in evidence of this Mortgage.

7.3 Untrue Representations The Mortgagor shall notify the Mortgagee of the occurrence of any event which results in or may reasonably be expected to result in any of the representations and warranties contained in Clause 6 (Representations and Warranties) being untrue in any material respect.

7.4 Proxies and Powers of Attorney Pursuant to enforcement of the security constituted by this Mortgage, the Mortgagor shall not exercise its voting rights as shareholder of the Issuer so as to frustrate the Mortgagee’s exercise of any irrevocable proxy and/or irrevocable power of attorney delivered under Clause 4 (Transfer Documents) in the forms set out in Parts I and II of Schedule 2 to this Mortgage.

7.5 Restrictions on Dealing The Mortgagor undertakes that, except as permitted or otherwise provided under the terms of or set out in this Mortgage and/or any Transaction Document (as the case may be), it will not:

(a)	create or permit to subsist any Encumbrance over any Security Asset; or

(b)	lease, sell, transfer, assign or otherwise dispose of or agree to lease, sell, transfer, assign or otherwise dispose of, any Security Asset or any interest therein.

7.6 Security Assets The Mortgagor undertakes that, except as permitted or otherwise provided under the terms of or set out in this Mortgage and/or any Transaction Document (as the case may be):

(a)	it will remain the legal and beneficial owner of the Security Assets and it will remain the absolute legal owner of the Security Assets;

(b)	it will not nominate any person or persons to enjoy or exercise all or any of the Mortgagor’s rights in relation to the Security Assets;

(c)	it will not take any action whereby the rights attaching to the Shares or the Related Rights are altered or diluted except to the extent permitted by the Mortgagee; and

(d)	it will pay all calls and discharge all obligations in relation to the Security Assets.

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8	ENFORCEMENT OF SECURITY

8.1 Process upon Enforcement of Security

(a)	Notwithstanding any other provision of this Mortgage, the Mortgagee may only enforce its rights under this Mortgage in accordance with paragraph (b) below in relation to the Shares in respect of which the Mortgagor is in breach of its obligations under the Option Agreement to have transferred to [Lion/Rally Cayman 7] (the “Enforcement Shares”) and/or any Enforcement Related Rights. After any such enforcement, the security constituted by this Mortgage shall continue in force unaffected in respect of the remaining Security Assets.

(b)	On or following the occurrence of an Enforcement Event:

(i)	the Mortgagee may exercise its rights under Clause 4.2(a) of this Mortgage; and

(ii)	the Mortgagor shall promptly perform its obligations under Clause 4.2(b) of this Mortgage,

in order to transfer the Enforcement Security Assets to [Lion/Rally Cayman 7] in satisfaction of the Secured Obligations in respect of the Enforcement Security Assets.

8.2 Powers

(a)	At any time after an Enforcement Event has occurred and is continuing, without any further consent or authority on the part of the Mortgagor, the Mortgagee may, subject to Clause 8.1 (Process upon Enforcement of Security) above, exercise (or refrain from exercising) at its discretion in the name of the Mortgagor (or the registered holder) in respect of the Enforcement Security Assets any voting rights and any powers or rights under the terms thereof or otherwise which may be exercised by the person or persons in whose name or names the Enforcement Security Assets are registered or who is the holder thereof.

(b)	If the Mortgagee takes any such action as is referred to in paragraph (a) above, it shall give notice to the Mortgagor as soon as practicable.

(c)	For the purposes of giving effect to this Clause 8.2 (Powers) and to the extent that the Enforcement Security Assets remain registered in the name of the Mortgagor, the Mortgagor hereby irrevocably appoints the Mortgagee (or its nominee) as its proxy to exercise all voting and other rights in respect of the Enforcement Security Assets, in each case while an Enforcement Event has occurred and is continuing.

(d)	The Mortgagor and any Receiver shall have the powers conferred under this Mortgage (and those conferred on the Mortgagee) and under any applicable law.

9	RECEIVER

9.1 Appointment of Receiver Subject to Clause 8 above, at any time after the security constituted by this Mortgage becomes enforceable in accordance with its terms or if an application is made for the appointment of or notice is given of intention to appoint an administrator in respect of the Mortgagor or if requested by the Mortgagor, the Mortgagee

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may without further notice appoint under seal, deed or in writing under its hand any one or more persons to be a Receiver of all or any part of the Enforcement Security Assets in like manner in every respect as if the Mortgagee had become entitled under this Mortgage or under applicable law to exercise the powers thereby conferred.

9.2 Powers of Receiver Every Receiver appointed in accordance with Clause 9.1 (Appointment of Receiver) shall have and be entitled, subject to the terms of the Option Agreement, to exercise all of the powers of the Mortgagee conferred by Clause 8.2 (Powers) in addition to the powers conferred by applicable law on any receiver. The Receiver shall have the power to do all things which, in the opinion of the Receiver, are incidental to any of the powers, functions, authorities or discretions conferred or vested in the Receiver pursuant to this Mortgage or upon receivers by applicable law generally (including, without limitation, the bringing or defending of proceedings in the name of, or on behalf of, the Mortgagor; the collection and/or realisation of the Enforcement Security Assets in such manner and on such terms as the Receiver sees fit; and the execution of documents in the name of the Mortgagor (whether under hand, or by way of deed or by utilisation of the company seal of the Mortgagor or its general partner) and in particular shall have and be entitled to exercise in relation to the Mortgagor all the powers set out below:

(a)	to exercise all rights of the Mortgagee under or pursuant to this Mortgage including all voting and other rights attaching to the Enforcement Security Assets;

(b)	to make any arrangement or compromise with others over and/or in connection with any of the Enforcement Security Assets as he shall think fit;

(c)	to appoint managers, officers and agents for the above purposes at such remuneration as the receiver may determine;

(d)	to redeem any prior encumbrance over and/or in connection with any of the Enforcement Security Assets and settle and pass the accounts of the encumbrancer and any accounts so settled and passed shall (subject to any manifest error) be conclusive and binding on the Mortgagor and the money so paid shall be deemed an expense properly incurred by the receiver;

(e)	to pay the proper administrative charges in respect of time spent by its agents and employees in dealing with matters raised by the receiver or relating to the receivership of the Mortgagor; and

(f)	to do all such other acts and things as may be considered by the receiver to be incidental or conducive to any of the above matters or powers or otherwise incidental or conducive to the preservation, improvement or realisation of the Enforcement Security Assets or the value thereof.

If at any time there is more than one Receiver of all or any part of the Enforcement Security Assets, each such Receiver may (unless otherwise stated in any document appointing him) exercise all of the powers conferred on a Receiver under this Mortgage individually and separately from each other Receiver.

9.3 Removal and Remuneration The Mortgagee may from time to time by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it may

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deem it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated and may from time to time fix the remuneration of any Receiver appointed by it provided that such remuneration shall be substantially on market terms.

9.4 Mortgagee May Exercise Powers of Receiver To the fullest extent permitted by law, all or any of the powers, authorities and discretions which are conferred by this Mortgage (either expressly or implied) upon a Receiver may be exercised by the Mortgagee at any time after the security constituted by this Mortgage has become enforceable in relation to the whole of such Enforcement Security Assets or any part thereof without first appointing a Receiver of such property or any part thereof or notwithstanding the appointment of a Receiver of such property or any part thereof.

10	FURTHER ASSURANCES

The Mortgagor shall, at its own expense from time to time, execute and give all such assurances and do all acts and things as the Mortgagee may reasonably require or reasonably consider desirable under the laws of any jurisdiction governing the Security Assets to enable the Mortgagee to perfect or protect the security intended to be created hereby over the Security Assets or any part thereof or to facilitate the sale of the Security Assets or any part thereof or the exercise by the Mortgagee of any of the rights, powers, authorities and discretions vested in it or any Receiver of the Security Assets or any part thereof or any such delegate or sub-delegate as aforesaid. To that intent, without prejudice to the generality of the foregoing and subject to the terms and conditions set out in the other Clauses of this Mortgage, the Mortgagor shall execute all transfers, sales, dispositions and appropriations (whether to the Mortgagee or otherwise) and shall give all notices, orders and directions and make all registrations which the Mortgagee may (in its absolute discretion) consider expedient but containing terms no more onerous than reasonably required by the Mortgagee to give effect to this Mortgage.

11	POWER OF ATTORNEY

11.1 Appointment The Mortgagor hereby, by way of security and in order more fully to secure the performance of its obligations hereunder, irrevocably appoints the Mortgagee and every Receiver of the Security Assets (or any part thereof) appointed hereunder and any person nominated for the purpose by the Mortgagee or any Receiver in writing under hand by an officer of the Mortgagee or any Receiver severally as its attorney and on its behalf and in its name or otherwise to execute and do all such assurances, acts and things which the Mortgagor is required to do under the covenants and provisions contained in this Mortgage (including to make any demand upon or to give any notice or receipt to any person owing moneys to the Mortgagor and to execute and deliver any charges, legal mortgages, assignments or other security and any transfers of securities) and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Mortgage or by statute on the Mortgagee or any such Receiver, delegate or sub-delegate and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may reasonably deem proper in or for the purpose of exercising any of such powers, authorities and discretions.

11.2 Ratification The Mortgagor hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in Clause 11.1 (Appointment) shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause 11.1 (Appointment).

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12	DELEGATION

The Mortgagee or any Receiver appointed hereunder may at any time and from time to time delegate by power of attorney or in any other manner to any properly qualified person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Mortgagee or such Receiver under this Mortgage in relation to the Security Assets or any part thereof. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Mortgagee or such Receiver may think fit. Neither the Mortgagee nor any Receiver shall be in any way liable or responsible to the Mortgagor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate, provided the Mortgagee or Receiver gives the Mortgagor notice of such delegation.

13	NO LIABILITY AS MORTGAGEE IN POSSESSION

Neither the Mortgagee nor its nominee nor any Receiver shall by reason of entering into possession of the Enforcement Security Assets or any of them be liable:

(a)	to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable;

(b)	for failing to present any coupon or other document relating to any of the Enforcement Security Assets;

(c)	for accepting or failing to accept any offer relating to any of the Enforcement Security Assets;

(d)	for failing to attend or vote at any meetings relating to the Enforcement Security Assets;

(e)	for failing to notify the Mortgagor of any communication received by the Mortgagee or Receiver in relation to the Enforcement Security Assets; or

(f)	for any loss arising out of or in connection with the exercise or non-exercise of any rights or powers (with the exception of the undertaking with respect to enforcement of this Mortgage under Clause 8.1(a)) attaching or accruing to the Enforcement Security Assets or which may be exercised by the Mortgagee or any nominee for the Mortgagee or Receiver under this Mortgage.

except in the case of gross negligence, fraud or wilful misconduct on the part of the Mortgagee or such Receiver, respectively. Every Receiver duly appointed by the Mortgagee under the powers set forth herein shall be deemed to be the agent of the Mortgagor for all purposes and shall as such agent for all purposes be deemed to be in the same position as a Receiver duly appointed by a mortgagee under applicable law. The Mortgagor alone shall be responsible for its contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by it and neither the Mortgagee nor any Receiver shall incur any liability therefor (either to the Mortgagor or to any other person whatsoever) or for any other reason whatsoever other than for their gross negligence, fraud or wilful misconduct.

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14	PROTECTION OF THIRD PARTIES

No purchaser, mortgagee or other person dealing with the Mortgagee or the Receiver or its agents shall be concerned to enquire whether the Secured Obligations have become due for performance or whether any power which the Mortgagee or Receiver is purporting to exercise has become exercisable or whether any of the Secured Obligations remains outstanding or to see to the application of any money paid to the Mortgagee or to such Receiver.

15	STAMP DUTIES

The Mortgagor shall pay and, forthwith on demand, indemnify the Mortgagee against any liability it incurs in respect of any stamp, registration and similar tax which is or becomes payable in connection with the performance or enforcement of this Mortgage.

16	ADDITIONAL PROVISIONS

16.1 Provisions Severable

(a)	If a provision of this Mortgage is, or but for this Clause 15.1 would be, held to be illegal, invalid or unenforceable, in whole or in part, in any jurisdiction the provision shall be ineffective to the extent of such illegality, invalidity or unenforceability without rendering the remaining provisions of this Mortgage illegal, invalid or unenforceable, and any such illegality, invalidity or unenforceability in any jurisdiction shall not invalidate or render invalid or unenforceable such provisions in any other jurisdiction.

(b)	If a provision of this Mortgage is held to be illegal, invalid or unenforceable, in whole or in part and paragraph (a) of this Clause 15.1 (Provisions Severable) cannot be used to make it legal, valid and enforceable, either party to this Mortgage may require the other party to enter into a deed under which that other party undertakes in the terms of the original provision, but subject to such amendments as are necessary or required in order to make the provision legal, valid and enforceable. No party will be obliged to enter into a deed that would increase its liability beyond that contained in this Mortgage had all its provisions been legal, valid and enforceable.

16.2 Potentially Avoided Payments If the Mortgagee considers (acting reasonably) that an amount paid to the Mortgagee under the Option Agreement or this Mortgage is capable of being avoided or otherwise set aside on the liquidation or administration of the person by whom such amount is paid, then for the purposes of this Mortgage, such shall be regarded as not having been paid, provided that if such amount is not avoided or otherwise set aside following such liquidation or administration, the Mortgagee shall not be entitled to regard such amount as not having been paid.

16.3 Variation This Mortgage shall not be varied except by an agreement in writing between the Mortgagor and Mortgagee and, in the case of Clause 8.1 (Process upon Enforcement of Security) above, all parties including CEDC.

17	REMEDIES AND WAIVERS

A delay in exercising, or failure to exercise, any right or remedy under this Mortgage does not constitute a waiver of such or other rights or remedies and does not operate to prevent the

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exercise or enforcement of any such right or remedy. No single or partial exercise of any right or remedy under this Mortgage prevents further exercise of such or other rights or remedies. The rights, powers and remedies provided in this Mortgage are cumulative and not exclusive of any rights and remedies provided by law. The Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction scheme or arrangement whatsoever. A waiver given or consent granted by the Mortgagee under this Mortgage will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

18	NOTICES

18.1 Communications in Writing A notice, other communication or document given under this Mortgage other than as set out in Clause 22 (Notices) of the Option Agreement shall be in writing and signed by or on behalf of the person giving it and, unless otherwise stated, may be made or delivered personally, posted or faxed in accordance with Clause 19.3 (Delivery).

18.2 Addresses The address and fax number (and the department or officer, if any, for whose attention the notice, other communication or document is to be made or delivered) of each party for any notice, communication or document to be made or delivered under or in connection with this Mortgage is that identified with its name below, or any substitute address, fax number or department or officer as the relevant party notifies to the other party by not less than five Business Days notice.

18.3 Delivery

(a)	Any notice, other communication or document so addressed shall be deemed to have been received:

(i)	if personally delivered, at the time of delivery;

(ii)	if sent by pre-paid first class post, recorded delivery or registered post, two Business Days after the date of posting to the relevant address;

(iii)	if sent by registered air-mail, five Business Days after the date of posting to the relevant address; and

(iv)	if sent by fax, on successful completion of its transmission as per transmission report from the machine from which the fax was sent, save that if such notice, communication or document is received after normal working hours (which shall be deemed to be 8.30 a.m. and 5.30 p.m. on any Business Day in the country of the recipient), such notice, communication or document shall be deemed to have been received on the next Business Day, and, if a particular department or officer is specified as part of its address details provided under Clause 18.2 (Addresses), if addressed to that department or officer.

(b)	For the avoidance of doubt, notice given under this Mortgage shall not be validly served if given by e-mail.

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19	COSTS AND EXPENSES

19.1 Costs and Expenses Subject to any term of this Mortgage, any Transaction Document or any other agreement between the parties hereto, each party hereto shall bear its own costs and expenses in connection with the negotiation, preparation, execution, modification, amendment, release and/or preservation of any of its rights under this Mortgage.

19.2 Indemnity The Mortgagor shall indemnify the Mortgagee on demand against any and all properly incorrect costs, claims, losses, expenses (including legal fees) and liabilities, and any VAT thereon, which the Mortgagee may incur as a result of the occurrence of any Enforcement Event or the exercise by the Mortgagee of any of its rights and powers under this Mortgage.

19.3 Interest The amounts payable under Clauses 19.1 (Costs and Expenses) and 19.2 (Indemnity) above shall bear interest (compounded monthly) at the Default Rate (payable as well after as before judgment), from the dates on which they were paid or incurred by the Mortgagee to the date of payment thereof by the Mortgagor.

20	CURRENCY OF ACCOUNT

20.1 Currency of Account All payments hereunder shall be made in immediately available funds in the currency and to the account specified by the Mortgagee in the corresponding demand.

20.2 Currency Conversion If notwithstanding Clause 20.1 (Currency of Account) any monies are received or held by the Mortgagee in a currency other than that specified in such demand, such monies shall be converted into the currency specified in the demand issued by the Mortgagee pursuant to Clause 20.1 (Currency of Account) to cover the Secured Obligations in that other currency at the spot rate of exchange quoted by a bank selected by the Mortgagee (acting reasonably) then prevailing for purchasing that other currency with the existing currency.

20.3 No Discharge No payment to the Mortgagee (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Mortgagor unless and until the Mortgagee shall have received payment in full in the currency in which the obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Mortgagee shall have a further separate cause of action against the Mortgagor to recover the amount of the shortfall.

20.4 Currency Indemnity If any sum due from the Mortgagor under this Mortgage or any order or judgment given or made in relation hereto has to be converted from the currency (the “first currency”) in which the same is payable hereunder or under such order or judgment into another currency (the “second currency”) for the purpose of (1) making or filing a claim or proof against the Mortgagor; (2) obtaining an order or judgment in any court or other tribunal; or (3) enforcing any order or judgment given or made in relation hereto, the Mortgagor shall indemnify and hold harmless the Mortgagee from and against any loss suffered or incurred as a result of any discrepancy between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which the Mortgagee may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

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21	ASSIGNMENTS, ETC

21.1 The Mortgagee The Mortgagee may assign and transfer all of its respective rights and obligations hereunder to a replacement Mortgagee appointed in accordance with the terms of this Mortgage to act as Mortgagee on behalf [Lion/Rally Cayman 7 L.P.]. Upon such assignment and transfer taking effect, the replacement Mortgagee shall be and be deemed to be acting as Mortgagee for [Lion/Rally Cayman 7 L.P.] for the purposes of this Mortgage in place of the old Mortgagee.

21.2 The Mortgagor The Mortgagor shall not be entitled to transfer or assign all or any of its rights or obligations in respect of this Mortgage without the prior written consent of the Mortgagee.

22	SET-OFF

Where an Enforcement Event has occurred and is continuing, the Mortgagee may (but shall not be obliged to) set off any obligation which is due and payable by the Mortgagor and unpaid against any obligation (whether or not matured) owed by the Mortgagee to the Mortgagor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Mortgagee may convert either obligation at the closing mid-market rate of exchange applying to such currencies, as against the US Dollar, as published in the Financial Times on the day of such set off (in respect of the previous days’ closing mid-market rate) for the purpose of the set-off. If either obligation is unliquidated or unascertained, the Mortgagee may set off in an amount estimated by it in good faith to be the amount of that obligation.

23	COVENANT TO RELEASE

Upon the expiry of the Security Period or as otherwise permitted under the terms of any Transaction Document (but not otherwise), the Mortgagee shall (or procure that its nominees shall), at the request and cost of the Mortgagor, execute and do all such deeds, acts and things as may be necessary to release the Security Assets from the security constituted hereby. The Mortgagee shall not be bound to return the identical shares which were deposited, held or transferred and the Mortgagor shall accept shares of the same class and denomination.

24	GOVERNING LAW

This Mortgage is governed by, and shall be construed in accordance with, Cayman Islands law.

25	JURISDICTION

25.1 Exclusive jurisdiction For the benefit of the Mortgagee, and subject to Clause 25.4 (Proceedings in Other Jurisdictions) below, each of the Mortgagor and CEDC hereby irrevocably agrees that:

(a)	any dispute, controversy or claim arising out of or in connection with this Mortgage (including a dispute regarding the existence, validity or termination of this Mortgage or the consequences of its nullity), the security constituted by this Mortgage (a “Dispute”) shall be heard by the courts of the Cayman Islands; and

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(b)	the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any suit, action or proceedings (“Proceedings”) and to settle any Disputes and, for such purposes, irrevocably submits to the jurisdiction of such courts.

25.2 Service of Process The Mortgagor and CEDC each submit to the jurisdiction of the courts of the Cayman Islands. Without prejudice to any other mode of service allowed under any relevant law, CEDC:

(a)	irrevocably appoints Maples Corporate Services Limited (at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands, Tel: +1 345 949 8066, Fax: +1 345 949 8080) as its agent for service of process in relation to any Proceedings before the Cayman Islands courts in connection with any Dispute; and

(b)	agrees that failure by an agent for service of process to notify the Mortgagor and/or CEDC of the process will not invalidate the proceedings concerned.

If any person appointed as agent for service of process is unable for any reason to act as agent for service of process, CEDC must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the Mortgagee. Failing this, the Mortgagee may appoint another agent for this purpose.

25.3 Waiver of Objection Each of the parties to this Mortgage other than the Mortgagee irrevocably waives any objection which it might now or hereafter have to Proceedings being brought or Disputes settled in the courts of the Cayman Islands and agrees not to claim that any such court is an inconvenient or inappropriate forum.

25.4 Proceedings in Other Jurisdictions Nothing in this Mortgage limits (and shall not be construed so as to limit) the right of the Mortgagee to bring Proceedings, including third party proceedings, against the Mortgagor and/or CEDC or to apply for interim remedies, in connection with this Mortgage in any other court of competent jurisdiction, nor shall the taking of Proceedings by the Mortgagee in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law. The obtaining by the Mortgagee of judgement in one jurisdiction shall not prevent the Mortgagee from bringing or continuing Proceedings in any other jurisdiction, whether or not these shall be founded on the same cause of action.

25.5 Waiver of Immunity To the extent that any party to this Mortgage other than the Mortgagee may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claims), such party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

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26	COUNTERPARTS AND EFFECTIVENESS

26.1 Counterparts This Mortgage may be executed in any number of counterparts, each of which when executed and delivered constitutes an original of this Mortgage, but all the counterparts shall together constitute one and the same agreement.

26.2	Effectiveness This Mortgage shall come into effect as a Deed on the date set forth above.

IN WITNESS WHEREOF THIS MORTGAGE HAS BEEN EXECUTED AS A DEED by the parties hereto on the date stated at the beginning of this Mortgage.

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SCHEDULE 1

SHARE TRANSFER FORM

We, [            ] (the “Transferor”) for good and valuable consideration received by us from [            ] (the “Transferee”) do hereby:

1.	transfer to the Transferee [ ] ([ ]) [ ] shares of par value US$[ ] each (the “Share”) standing in our name in the register of the Company to hold unto the Transferee, and assigns, subject to the several conditions on which we held the same at the time of execution of this Share Transfer Form; and

2.	consent that our name remains on the register of the Company until such time as the Company enters the Transferee’s name in the register of the Company;

And I/we, the Transferee, do hereby agree to take the Share subject to the same conditions.

As Witness Our Hands

Signed by the Transferor on

[            ] in the presence of:

Witness	Transferor

Signed by the Transferee on

[            ] in the presence of:

Witness	Transferor

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And I/we do hereby agree to take the Shares.

SIGNED by the Transferee by:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:
)

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

21

SCHEDULE 2

PART I

IRREVOCABLE APPOINTMENT OF PROXY

We, [MORTGAGOR], hereby irrevocably appoint [MORTGAGEE] as our proxy to vote at meetings of the Shareholders of [Issuer] (the “Company”), while an Enforcement Event (as defined in the Mortgage) is continuing, in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name. This proxy is irrevocable by reason of being coupled with the interest of [MORTGAGEE] as mortgagee of the aforesaid shares pursuant to a Mortgage dated [—] (the “Mortgage”).

IN WITNESS whereof this instrument has been duly executed as a deed this [            ] day of [            ].

EXECUTED AS A DEED by [MORTGAGOR]:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:
)

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

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PART II

IRREVOCABLE APPOINTMENT OF POWER OF ATTORNEY

We, [MORTGAGOR], hereby irrevocably appoint [MORTGAGEE] as our duly authorised representative and duly appointed attorney-in-fact to sign resolutions in writing of [Issuer] (the “Company”), while an Enforcement Event (as defined in the Mortgage) is continuing, in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name. This power of attorney is irrevocable by reason of being coupled with the interest of [MORTGAGEE] as mortgagee of the aforesaid shares pursuant to a Mortgage dated [—] (the “Mortgage”).

IN WITNESS whereof this instrument has been duly executed as a deed this [            ] day of [            ].

EXECUTED AS A DEED by [MORTGAGOR]:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

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SIGNATORIES

THE MORTGAGOR

Executed as a deed by	)
[LION/RALLY CAYMAN 5]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

THE MORTGAGEE

Executed as a deed by	)
[LION/RALLY CAYMAN 7 L.P.]	)
acting by its general partner	)
[ ]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

24

CEDC
Executed as a deed by	)
[CENTRAL EUROPEAN	)
DISTRIBUTION	)
CORPORATION]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

25

[                    ] 2009

SHARE MORTGAGE

between

[LION/RALLY CAYMAN 7 L.P.]

as Mortgagor

and

[LION/RALLY CAYMAN 5]

as Mortgagee

and

[LION/RALLY CAYMAN 4]

and

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

One South Place London EC2M 2WG

Tel: +44 (0) 20 7903 1000 Fax: +44 (0) 20 7903 0990

www.weil.com

		Page
1	INTERPRETATION	1

2	COVENANT TO PAY	3

3	CREATION OF SECURITY	3

4	TRANSFER DOCUMENTS	4

5	CONTINUING SECURITY	6

6	REPRESENTATIONS AND WARRANTIES	8

7	UNDERTAKINGS OF MORTGAGOR	9

8	ENFORCEMENT OF SECURITY	10

9	RECEIVER	13

10	FURTHER ASSURANCES	14

11	POWER OF ATTORNEY	14

12	DELEGATION	15

13	NO LIABILITY AS MORTGAGEE IN POSSESSION	15

14	PROTECTION OF THIRD PARTIES	16

15	STAMP DUTIES	16

16	ADDITIONAL PROVISIONS	16

17	REMEDIES AND WAIVERS	17

18	NOTICES	17

19	COSTS AND EXPENSES	18

20	CURRENCY OF ACCOUNT	18

21	ASSIGNMENTS, ETC	19

22	SET-OFF	19

23	COVENANT TO RELEASE	19

24	MORTGAGEE AS TRUSTEE	20

25	GOVERNING LAW	21

26	JURISDICTION	21

27	COUNTERPARTS AND EFFECTIVENESS	22

SCHEDULE 1 SHARE TRANSFER FORM		23

SCHEDULE 2 PART I IRREVOCABLE APPOINTMENT OF PROXY		25

SIGNATORIES		27

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THIS MORTGAGE (this “Mortgage”) is made as a deed on the [—] day of [—] 2009

BETWEEN:

(1)	[LION/RALLY CAYMAN 7 L.P.], a Cayman Exempted Limited Partnership whose principal place of business is at [—] acting through its general partner [—] whose registered office is at [—] (the “Mortgagor”);

(2)	[LION/RALLY CAYMAN 5], a company incorporated in the Cayman Islands whose registered office is at [—] for itself (“Cayman 5”) and as trustee for the Secured Parties pursuant to the terms of this Mortgage (the “Mortgagee”, which expression includes any person which is for the time being a trustee for the Secured Parties for the purposes of this Mortgage);

(3)	[LION/RALLY CAYMAN 4], a company incorporated in the Cayman Islands whose registered office is at [—] (“Cayman 4”); and

(4)	CENTRAL EUROPEAN DISTRIBUTION CORPORATION, a company incorporated in Delaware, whose principal place of business is at ul. Babrowiecka 6, 02-278 Warszawa, Poland (“CEDC”).

WHEREAS:

(A)	The Secured Parties (defined below) have entered into an Option Agreement dated on or about the date hereof pursuant to which the Secured Parties have agreed to grant to the Mortgagor Call Options (as defined in the Option Agreement ) in respect of their shares in the Issuer (as defined below), and the Mortgagor has agreed to grant to the Secured Parties the Holdco Call Option and the Holdco Put Option (each as defined in the Option Agreement). The Option Agreement requires that the Mortgagor enter into this Mortgage.

(B)	The general partner of the Mortgagor is satisfied that the Mortgagor will receive direct and/or indirect economic benefit from the transactions under the Option Agreement and that entering into this Mortgage is for the purposes and to the benefit of the Mortgagor and its business.

(C)	The Mortgagee and the Mortgagor intend this Mortgage to, and it shall, take effect as a deed.

(D)	The Mortgagee is holding the benefit of this Mortgage on trust for the Secured Parties in accordance with the terms of this Mortgage.

IT IS AGREED as follows:

1	INTERPRETATION

1.1 Definitions In this Mortgage the following terms have the meanings given to them in this Clause 1.1, except where the context otherwise requires.

“Approved Bank” has the meaning set out in the Option Agreement.

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“Default Rate” means 12% per annum.

“Enforcement Date” has the meaning given in Clause 8.1 (Process Upon Enforcement of Security).

“Enforcement Event” has the meaning given in Clause 13.1 of the Option Agreement, which Enforcement Event is “continuing” until waived by the Mortgagee or remedied in full.

“Encumbrance” has the meaning given in the Option Agreement.

“Issuer” means [Lion/Rally Cayman 6].

“Letter of Undertaking” has the meaning given in the Option Agreement.

“Limited Partnership Agreement” means the Limited Partnership Agreement dated on or about the date of this Mortgage between the [Lion/Rally Guernsey 1] Limited, CEDC, Lion/Rally Cayman 2 and Lion/Rally Cayman 5.

“Option Agreement” means the Option Agreement dated on or about the date of this Mortgage between the Mortgagor, the Secured Parties and CEDC.

“Receiver” means a receiver and manager or (if the Mortgagee so specifies in the relevant appointment) a receiver, in either case, appointed under this Mortgage.

“Related Rights” means:

(a)	any dividend or interest paid or payable in relation to any of the Shares;

(b)	any stock, shares, debentures, bonds, warrants, options, securities, rights, benefits, advantages, moneys or property accruing or offered at any time, present and future, (whether by way of redemption, substitution, exchange, conversion, replacement, bonus or preference, under option rights or otherwise) to or in respect of any of the Shares or in substitution or exchange for or otherwise derived from any of the Shares; and

(c)	any dividend, interest or other income in respect of any asset referred to in paragraph (b) above.

“Secured Obligations” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Mortgagor to any of the Mortgagee and any Secured Party under the Option Agreement together with all costs, charges and expenses incurred by the Mortgagee and the Secured Parties in connection with the protection, preservation or enforcement of its respective rights under the Option Agreement and this Mortgage.

“Secured Parties” means Cayman 4 and Cayman 5 as parties to the Option Agreement and this Mortgage, and any successor, transferee, replacement and/or assignee of any of Cayman 4 and Cayman 5.

“Security Assets” means the Shares and the Related Rights.

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“Security Period” means the period beginning on the date of this Mortgage and ending on the date upon which the Mortgagee is satisfied that all the Secured Obligations have been unconditionally and irrevocably paid and/or discharged in full in cash or the security interests contemplated to be created hereby have been unconditionally and irrevocably released and discharged in full.

“Shareholders Agreement” means the Governance and Shareholders Agreement dated on or about the date of this Mortgage between the Mortgagor, the Secured Parties, the Issuer, [GP] Limited and CEDC.

“Shares” means the shares in the capital of the Issuer and owned either legally or beneficially at any time now or in the future by the Mortgagor or transferred or assigned to the Mortgagor pursuant to the Option Agreement.

“Transaction Document” has the meaning given in the Option Agreement.

1.2 Interpretation Unless expressly defined in this Mortgage, capitalised terms defined in the Option Agreement have the same meanings in this Mortgage and the construction rules set out in Clause 1.2 of the Option Agreement shall apply to this Mortgage, mutatis mutandis, as though they were set out in full in this Mortgage except that references to “this Agreement” shall be construed as references to this Mortgage.

2	COVENANT TO PAY

2.1 Covenant to Pay The Mortgagor covenants with the Mortgagee that it will pay or discharge each of the Secured Obligations when due in the manner provided for in the Option Agreement.

2.2 Default Interest The Mortgagor agrees to pay interest on any amount not paid when due under this Mortgage (after as well as before judgment) at the Default Rate from time to time from the due date until the date such amount is unconditionally and irrevocably paid and discharged in full, except to the extent such interest is included in such amount under Clause [4] of the Option Agreement (so that such interest is not double-counted under Clause [4] of the Option Agreement and this Clause 2.2 (Default Interest)).

3	CREATION OF SECURITY

The Mortgagor as continuing security for the payment, discharge and performance of all the Secured Obligations, hereby as legal and beneficial owner (subject to the terms of the Option Agreement and the Shareholders Agreement):

(a)	mortgages and charges and agrees to mortgage and charge to the Mortgagee all the Shares held now or in the future by it and/or any nominee on its behalf, by way of first charge and first equitable mortgage; and

(b)	mortgages and charges and agrees to mortgage and charge to the Mortgagee all the Related Rights held now or in the future by it and/or any nominee on its behalf, by way of first charge and first equitable mortgage; and

3

(c)	(to the extent they are not effectively mortgaged or charged pursuant to paragraphs (a) and (b) above), charges the Shares and the Related Rights held now or in the future by it and/or any nominee on its behalf, by way of first floating charge,

PROVIDED THAT:

(i)	whilst no Enforcement Event has occurred, the Mortgagor shall be entitled (notwithstanding the security contemplated to be created hereby) to receive all dividends, interest and income from and any property accruing or in respect of the Security Assets;

(ii)	whilst no Enforcement Event has occurred, the Mortgagor shall be entitled (notwithstanding the security contemplated to be created hereby) to make distributions to the Limited Partners and the General Partner (as defined in the Limited Partnership Agreement) pursuant to the Limited Partnership Agreement and the Option Agreement (other than distributions in specie of the Shares or any Related Rights); and

(iii)	whilst no Enforcement Event has occurred, the Mortgagor shall be entitled (notwithstanding the security contemplated to be created hereby) to exercise, any voting or other rights attached to any of the Security Assets (subject to the terms of the Option Agreement), provided that if a resolution is proposed which, in the opinion of the Mortgagee (acting reasonably), might reasonably be expected to prejudice the security created under this Mortgage in any material respect, then such votes will be exercised by the Mortgagor only in accordance with the instructions of the Mortgagee, and the Mortgagee shall, if requested by the Mortgagor, appoint the Mortgagor its proxy to exercise such rights and powers or, insofar as necessary the Mortgagee will comply with or procure that any nominee of the Mortgagee shall comply with such instructions of the Mortgagor in respect thereof, in either case as soon as reasonably practicable.

4	TRANSFER DOCUMENTS

4.1 Delivery of Documents The Mortgagor shall, as soon as reasonably practicable after the date of this Mortgage and following the acquisition from time to time of Security Assets, subject to the terms of any Transaction Document:

(a)	deposit with the Mortgagee (or as the Mortgagee may direct) all bearer instruments, share certificates (if any) and any other documents of title or evidence of ownership in relation to the Security Assets as are owned by it, as at the date hereof and following the acquisition from time to time of Security Assets, or in which it has or acquires an interest which entitles it to control such documents;

(b)	deliver to the Mortgagee five copies of the share transfer form in the form set out in Schedule 1 to this Mortgage and any other documents (in each case duly executed but undated) as may be reasonably requested by the Mortgagee in order to enable the Mortgagee (or its nominee) to be registered as the owner or otherwise to obtain a legal title to the Security Assets on or following an Enforcement Event which is continuing pursuant to Clause 4.2 (Registration on Transfer) below; and

4

(c)	deliver to the Mortgagee a duly executed and dated irrevocable proxy and a duly executed and dated irrevocable power of attorney made in respect of the Security Assets in favour of the Mortgagee in respect of all general meetings and written resolutions of the Issuer respectively in the forms set out in Parts I and II of Schedule 2 to this Mortgage.

4.2	Registration on Transfer The Mortgagor hereby:

(a)	authorises the Mortgagee, at any time on or following an Enforcement Event which is continuing:

(i)	to arrange for any of the Security Assets to be registered in the name of the Mortgagee (or its nominee); and/or

(ii)	(under its powers of realisation) to transfer or cause the Security Assets to be transferred to and registered in the name of the Mortgagee (or its nominee) or any purchaser or transferee and to date, issue and/or otherwise deal with any of the documents delivered under Clause 4.1 (Delivery of Documents); and

(b)	undertakes from time to time, following an Enforcement Event which is continuing:

(i)	promptly to execute and sign all transfers, contract notes, powers of attorney and other documents (and to procure the registration of any such transfer of the Security Assets in the relevant shareholders register) that may be required by the Mortgagee in connection with paragraph (a) above; and

(ii)	if the Mortgagee so requests, to procure that all such share transfer forms are forthwith registered by the relevant person and that any share certificates in the name of the Mortgagee (or such nominee) in respect of the Shares and their Related Rights are forthwith delivered to the Mortgagee.

4.3 Liability to Perform Notwithstanding anything to the contrary herein contained, the Mortgagor shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Security Assets and, without limitation, to pay all calls or other payments that may become due in respect of any of the Security Assets. The Mortgagee shall not be required in any manner to perform or fulfil any obligation of the Mortgagor in respect of the Security Assets, or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled hereunder at any time or times.

4.4 Subsequently Acquired Shares The Mortgagor shall, forthwith upon it becoming the registered owner of and/or receiving any share certificates in respect of any Security Assets after the date hereof:

(a)	deliver to the Mortgagee the share certificates in respect thereof (if any) together with all such share transfer forms or other share transfer documentation (in the form set out at Schedule 1 to this Mortgage) in respect of such Security Assets duly executed in blank by or on behalf of the Mortgagor as appropriate; and

(b)	deliver to the Mortgagee any other documents as may be reasonably requested by the Mortgagee in order to enable the Mortgagee (or its nominee) to be registered as the

5

owner or otherwise to obtain a legal title to the Security Assets on or following an Enforcement Event which is continuing pursuant to Clause 4.2 (Registration on Transfer) above.

5	CONTINUING SECURITY

5.1 Continuing Security The security constituted by this Mortgage shall be continuing security which shall extend to all the Secured Obligations and shall not be considered as satisfied or discharged by any intermediate payment or settlement of all or any of the Secured Obligations.

5.2 Avoided Payments Where any release or discharge or other arrangement in respect of all or part of the Secured Obligations (or in respect of any security for those Secured Obligations including the security created under this Mortgage) is made in reliance on any payment, security or other disposition which is avoided or must be restored in an insolvency, liquidation or otherwise and whether or not the Mortgagee has conceded or compromised any claim that any payment, security or other disposition will or should be avoided, the obligations of the Mortgagor for the payment of the Secured Obligation and the obligations of the Mortgagor under this Mortgage shall continue as if such release, discharge or other arrangement had not been made.

5.3 Waiver of Defences The obligations of the Mortgagor hereunder will not be affected by any act, omission, circumstance, matter or thing which but for this provision would release or prejudice any of its obligations hereunder or prejudice or diminish such obligations in whole or in part, including whether or not known to the Mortgagor or the Mortgagee or any other person whatsoever:

(a)	any time, indulgence or waiver granted to, or composition with, any the Mortgagor or any other person; or

(b)	the taking, variation, compromise, exchange, renewal or release of, refusal or neglect to perfect, take up or enforce any rights or remedies against, or any security over assets of the Mortgagor or any other person or any non-presentment or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any other security; or

(c)	any incapacity or lack of powers, authority or dissolution or change in the members or status of the Mortgagor or any other person; or

(d)	any variation (however fundamental and whether or not involving any increase in the liability of the Mortgagor or any other person thereunder), replacement and/or restatement of any Transaction Document or any other document or security so that references to that Option Agreement or other document or security in this Mortgage shall include each such variation, replacement and/or restatement; or

(e)	the unenforceability, illegality or invalidity of any obligation of any person under any Transaction Document or of any other security the Mortgagee may hold in respect of the Secured Obligations (or any of them) or otherwise; or

(f)	any postponement, discharge, reduction, non-provability or other similar circumstances affecting any obligation of the Mortgagor or any other person under any Transaction Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order or otherwise.

6

The Mortgagee shall not be concerned to see or investigate the powers or authorities of any Mortgagor or any of its respective officers or agents, and moneys obtained or Secured Obligations incurred in the purported exercise of such powers or authorities or by any person purporting to be the Mortgagor shall be deemed to form a part of the Secured Obligations, and “Secured Obligations” shall be construed accordingly.

5.4 Immediate Recourse Neither the Mortgagee nor any Secured Party shall be required to proceed against or enforce any other rights or security it may have or hold in respect of the Secured Obligations or claim payment from any other person before enforcing the security constituted by the Mortgage.

5.5 No Competition Until all the Secured Obligations have been unconditionally and irrevocably discharged in full, any rights (if any) which the Mortgagor may have:

(a)	to be subrogated to any rights or security of or moneys held, received or receivable by the Mortgagee or any Secured Party (or any agent or trustee on its behalf) with respect to the Secured Obligations; or

(b)	to be entitled to any right of contribution or indemnity from any other person; or

(c)	to claim, rank, prove or vote as a creditor of such other person or its estate in competition with the Mortgagee or any Secured Party (or any agent or trustee on its behalf),

shall be exercised by the Mortgagor only if and to the extent that the Mortgagee so requires and in such manner and upon such terms as the Mortgagee may specify and the Mortgagor shall hold any moneys, rights or security held or received by it as a result of the exercise of any such rights on trust for the Mortgagee for application in accordance with the terms hereof as if such moneys, rights or security were held or received by the Mortgagee under this Mortgage.

5.6 Appropriations Until all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full in cash, the Mortgagee and each Secured Party (or any agent or trustee on its behalf) may:

(a)	if it believes the Secured Obligations may not be repaid in full refrain from applying or enforcing any other moneys, security or rights held or received by it in respect of the Secured Obligations or apply and enforce the same in such manner and order as it sees fit (whether against the Secured Obligations or otherwise) and the Mortgagor shall not be entitled to the benefit of the same; and

(b)	hold in a suspense account any moneys received from the Mortgagor or any other person in respect of the Secured Obligations, without liability to pay interest on those moneys.

5.7 Additional Security This Mortgage is in addition to and shall not in any way be prejudiced by, prejudicial to or affect or merge with any other security or right now or hereafter held by the Mortgagee or any Secured Party (or any agent or trustee on its behalf) for the Secured Obligations or any of them.

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5.8	Remedies not Exclusive

(a)	The rights and remedies of the Mortgagee and any Receiver provided for in this Mortgage:

(i)	may be exercised as often as necessary;

(ii)	are cumulative and not exclusive of any rights or remedies provided by law; and

(iii)	may be waived only in writing and specifically.

Delay in exercising or non-exercise of any such right is not a waiver of that right.

(b)	The Mortgagee may waive any breach by the Mortgagor of any of its obligations hereunder.

5.9 Protection of the Mortgagee The Mortgagee shall not be liable in respect of any loss or damage which arises out of the exercise, or the attempted or purported exercise of, or the failure to exercise any of its powers, with the exception of the undertaking with respect to the power of sale, in Clause 8.1(a), unless such loss or damage is caused by its gross negligence, fraud or wilful misconduct.

6	REPRESENTATIONS AND WARRANTIES

The Mortgagor makes each of the representations and warranties set out in this Clause 7 and acknowledges that the Mortgagee and the Secured Parties have entered into the Option Agreement and this Mortgage in reliance on those representations and warranties.

6.1 No Filing or Stamp Taxes Under the laws of the Cayman Islands in force at the date hereof, it is not necessary that this Mortgage be filed, recorded or enrolled with any court or other authority or (save where this Mortgage is executed in, brought into or produced before the court in the Cayman Islands, in which case stamp duty will be payable) that any stamp, registration or similar tax be paid on or in relation to this Mortgage.

6.2	Security Assets As at the date hereof:

(a)	the Mortgagor has not received notice of any adverse claim in respect of any of the Security Assets;

(b)	the Mortgagor is (subject to the terms of any Transaction Document) the legal and beneficial owner of the Security Assets and it is the absolute legal owner of the Security Assets and, as legal and beneficial owner (subject to the terms of any Transaction Document), it is able to mortgage and has so mortgaged the Security Assets;

(c)	the security created over the Security Assets under this Mortgage constitutes a first priority security interest over the Security Assets;

(d)	the Security Assets are within the Mortgagor’s disposition and control (subject to the terms of any Transaction Document);

8

(e)	except as stated in Clause 3 (Creation of Security) and/or under any Transaction Document, the Mortgagor has not sold or granted any rights of pre-emption over or agreed to sell or grant any right of pre-emption over or otherwise disposed of or agreed to dispose of the benefit of all or any of its rights, title and interest in and to all or any part of the Security Assets; and

(f)	the Shares are non-assessable and, except under the Transaction Documents, neither the Shares nor the Related Rights, in each case owned by the Mortgagor, are subject to any options to purchase or similar rights of any person.

6.3 Ability to pay debts The Mortgagor is able to pay its debts as they fall due in the ordinary course of business.

6.4 Representations and Warranties in the Letter of Undertaking The Mortgagor repeats the representations and warranties given by it in Clause [11] of the Letter of Undertaking.

6.5 Times of Making Representations and Warranties The representations and warranties set out in this Clause 6:

(a)	will survive the execution of the Option Agreement and each transfer of any of the Shares to the Mortgagor or other transaction under the Option Agreement; and

(b)	are made on the date hereof and are deemed to be repeated on the date of each transfer of any of the Shares to the Mortgagor under the Option Agreement during the Security Period with reference to the facts and circumstances then existing.

7	UNDERTAKINGS OF MORTGAGOR

7.1 Duration The undertakings in this Clause 7 shall remain in force throughout the Security Period.

7.2 Maintenance of Legal Validity Without prejudice to any other agreement entered into between the parties hereto, the Mortgagor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of the Cayman Islands to enable it lawfully to enter into and perform its obligations under this Mortgage and to ensure the legality, validity, enforceability or admissibility in evidence of this Mortgage.

7.3 Untrue Representations The Mortgagor shall notify the Mortgagee of the occurrence of any event which results in or may reasonably be expected to result in any of the representations and warranties contained in Clause 6 (Representations and Warranties) being untrue in any material respect.

7.4 Proxies and Powers of Attorney Pursuant to enforcement of the security constituted by this Mortgage, the Mortgagor shall not exercise its voting rights as shareholder of the Issuer so as to frustrate the Mortgagee’s exercise of any irrevocable proxy and/or irrevocable power of attorney delivered under Clause 4 (Transfer Documents) in the forms set out in Parts I and II of Schedule 2 to this Mortgage.

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7.5 Restrictions on Dealing The Mortgagor undertakes that, except as permitted or otherwise provided under the terms of or set out in this Mortgage, and/or any Transaction Document (as the case may be), it will not:

(a)	create or permit to subsist any Encumbrance over any Security Asset; or

(b)	lease, sell, transfer, assign or otherwise dispose of or agree to lease, sell, transfer, assign or otherwise dispose of, any Security Asset or any interest therein.

7.6 Security Assets The Mortgagor undertakes that, except as permitted or otherwise provided under the terms of or set out in this Mortgage and/or any Transaction Document (as the case may be).

(a)	it will remain the legal and beneficial owner of the Security Assets and it will remain the absolute legal owner of the Security Assets;

(b)	it will not nominate any person or persons to enjoy or exercise all or any of the Mortgagor’s rights in relation to the Security Assets;

(c)	it will not take any action whereby the rights attaching to the Shares or the Related Rights are altered or diluted except to the extent permitted by the Mortgagee; and

(d)	it will pay all calls and discharge all obligations in relation to the Security Assets.

8	ENFORCEMENT OF SECURITY

8.1 Process upon Enforcement of Security

(a)	Upon the date on which any of the Mortgagee and/or Secured Parties exercises its rights under Clause 8 (Enforcement of Security) or Clause 9 (Receiver) on or following the occurrence of an Enforcement Event (the “Enforcement Date”), the Secured Parties undertake to use all commercially reasonable efforts to conduct an orderly process with the aim of realising the maximum value from a sale of the Security Assets.

(b)	Unless the Secured Parties and CEDC otherwise agree in writing, the Secured Parties shall, within 14 calendar days from the Enforcement Date, mandate a bank which is an Approved Bank to conduct a sale of the Security Assets. Following the appointment of the relevant Approved Bank, the Secured Parties and CEDC shall use their reasonable efforts to agree, within 28 calendar days following appointment of the Approved Bank, a process for the sale of the Security Assets and upon such agreement the Secured Parties shall instruct the Approved Bank to conduct a sale of the Security Assets on the agreed basis.

(c)

In the absence of agreement between CEDC and the Secured Parties as to a process for the sale of the Security Assets the Secured Parties shall instruct the Approved Bank to endeavour to realise the maximum value of the Security Assets by the requisite means and process which the Approved Bank shall in its discretion deem appropriate whilst using reasonable endeavours to effect such realisation within six months of its instruction to do as aforesaid subject to its endeavours to achieve the maximum value of the Security Assets reasonably possible considering the prevailing and future market conditions. In the event that the Approved Bank is not able to

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realise the Security Assets before the expiry of six months following its instruction to do so as aforesaid, the Mortgagee and CEDC shall for no more than 14 calendar days reconsider, each acting reasonably, the sale strategy and timetable with a view to reaching a mutually agreeable outcome, after which the Mortgagee and Secured Parties may exercise (or refrain from exercising) any other rights or powers under this Mortgage or under any applicable law.

(d)	All costs incurred by the Secured Parties in connection with performance of their obligations under this Clause 8.1 (Process upon Enforcement of Security) shall be paid out of the proceeds of a sale of the Security Assets before distribution to the Mortgagor.

8.2 Powers

(a)	At any time after an Enforcement Event has occurred and is continuing, without any further consent or authority on the part of the Mortgagor, the Mortgagee may, subject to Clause 8.1 (Process upon Enforcement of Security) above, exercise (or refrain from exercising) at its discretion in the name of the Mortgagor (or the registered holder) in respect of the Security Assets any voting rights and any powers or rights under the terms thereof or otherwise which may be exercised by the person or persons in whose name or names the Security Assets are registered or who is the holder thereof.

(b)	If the Mortgagee takes any such action as is referred to in paragraph (a) above, it shall give notice to the Mortgagor as soon as practicable.

(c)	For the purposes of giving effect to this Clause 8.2 (Powers) and to the extent that the Security Assets remain registered in the name of the Mortgagor, the Mortgagor hereby irrevocably appoints the Mortgagee (or its nominee) as its proxy to exercise all voting and other rights in respect thereof.

(d)	The Mortgagor and any Receiver shall have the powers conferred under this Mortgage (and those conferred on the Mortgagee) and under any applicable law.

8.3 Enforcement At any time on or following the occurrence of an Enforcement Event which is continuing, the Mortgagee shall be entitled, subject to Clause 8.1 (Process upon Enforcement of Security) above, in its absolute discretion and without prior authorisation of any court, to exercise immediately or as and when it may see fit any and every power possessed by the Mortgagee by virtue of this Mortgage or available to a secured creditor, including to:

(a)	sell all or any of the Security Assets in any manner permitted by law upon such terms as the Mortgagee shall in its absolute discretion determine;

(b)	collect, recover or compromise and give a good discharge for any moneys payable to the Mortgagor in respect of the Security Assets or in connection therewith;

(c)	solely and exclusively exercise all voting and/or consensual powers pertaining to the Security Assets or any part thereof and may exercise such powers in such manner as the Mortgagee may think fit (subject to Clause 8.1 (Process upon Enforcement of Security) above);

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(d)	receive and retain all dividends, interest or other moneys or assets accruing on or in respect of the Security Assets or any part thereof, such dividends, interest or other moneys or assets to be held by the Mortgagee, as additional security mortgaged and charged under and subject to the terms of this Mortgage and any such dividends, interest and other moneys or assets received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and paid or transferred to the Mortgagee on demand;

(e)	take possession of, get in, assign, exchange, sell, transfer, grant options over or otherwise dispose of the Security Assets or any part thereof at such place and in such manner and at such price or prices as the Mortgagee may deem fit, and thereupon the Mortgagee shall have the right to deliver, assign and transfer in accordance therewith the Security Assets so sold, transferred, granted options over or otherwise disposed of including by way of changing the ownership of the Shares as shown on the Issuer’s register of members;

(f)	settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Mortgagor or relating to the Security Assets;

(g)	bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Mortgagor’s title to the Security Assets;

(h)	redeem any security (whether or not having priority to the Mortgage) over the Security Assets and to settle the accounts of any person with an interest in the Security Assets;

(i)	exercise and do (or permit the Mortgagor to exercise and do) all such rights and things as the Mortgagee would be capable of exercising or doing if it were the absolute beneficial owner of the Security Assets; and

(j)	do anything else it may think fit for the realisation of the Security Assets or incidental to the exercise of any of the rights conferred on the Mortgagee under or by virtue of any document to which the Mortgagor is party.

For the avoidance of doubt, the Mortgagor agrees that the enforceability of this Mortgage is not dependent on the performance or non-performance by the Mortgagee or any Secured Party of its obligations under the Option Agreement or this Mortgage (other than under Clause 8.1 (Process upon Enforcement of Security) above).

8.4 No duty to enquire The Mortgagee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under this Mortgage or to make any claim or to take any action to collect any moneys assigned by this Mortgage or to enforce any rights or benefits assigned to the Mortgagee by this Mortgage or to which the Mortgagee may at any time be entitled hereunder.

8.5 Application Until all Secured Obligations have been unconditionally and irrevocably paid and discharged in full, the Mortgagee may refrain from applying or enforcing any other moneys, security or rights held by it in respect of the Secured Obligations or may apply and enforce such moneys, security or rights in such manner and in such order as it shall decide in its unfettered discretion.

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9	RECEIVER

9.1 Appointment of Receiver Subject to Clause 8 above, at any time after the security constituted by this Mortgage becomes enforceable in accordance with its terms or if an application is made for the appointment of or notice is given of intention to appoint an administrator in respect of the Mortgagor or if requested by the Mortgagor, the Mortgagee may without further notice appoint under seal, deed or in writing under its hand any one or more persons to be a Receiver of all or any part of the Security Assets in like manner in every respect as if the Mortgagee had become entitled under this Mortgage or under applicable law to exercise the power of sale thereby conferred.

9.2 Powers of Receiver Every Receiver appointed in accordance with Clause 9.1 (Appointment of Receiver) shall have and be entitled, subject to the terms of the Option Agreement, to exercise all of the powers of the Mortgagee conferred by Clause 8.2 (Powers) in addition to the powers conferred by applicable law on any receiver. The Receiver shall have the power to do all things which, in the opinion of the Receiver, are incidental to any of the powers, functions, authorities or discretions conferred or vested in the Receiver pursuant to this Mortgage or upon receivers by applicable law generally (including, without limitation, the bringing or defending of proceedings in the name of, or on behalf of, the Mortgagor; the collection and/or realisation of Security Assets in such manner and on such terms as the Receiver sees fit; and the execution of documents in the name of the Mortgagor (whether under hand, or by way of deed or by utilisation of the company seal of the Mortgagor or its general partner) and in particular shall have and be entitled to exercise in relation to the Mortgagor all the powers set out below:

(a)	to exercise all rights of the Mortgagee under or pursuant to this Mortgage including all voting and other rights attaching to the Security Assets;

(b)	to make any arrangement or compromise with others over and/or in connection with any of the Security Assets as he shall think fit;

(c)	to appoint managers, officers and agents for the above purposes at such remuneration as the receiver may determine;

(d)	to redeem any prior encumbrance over and/or in connection with any of the Security Assets and settle and pass the accounts of the encumbrancer and any accounts so settled and passed shall (subject to any manifest error) be conclusive and binding on the Mortgagor and the money so paid shall be deemed an expense properly incurred by the receiver;

(e)	to pay the proper administrative charges in respect of time spent by its agents and employees in dealing with matters raised by the receiver or relating to the receivership of the Mortgagor; and

(f)	to do all such other acts and things as may be considered by the receiver to be incidental or conducive to any of the above matters or powers or otherwise incidental or conducive to the preservation, improvement or realisation of the Security Assets or the value thereof.

If at any time there is more than one Receiver of all or any part of the Security Assets, each such Receiver may (unless otherwise stated in any document appointing him) exercise all of the powers conferred on a Receiver under this Mortgage individually and separately from each other Receiver.

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9.3 Removal and Remuneration The Mortgagee may from time to time by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it may deem it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated and may from time to time fix the remuneration of any Receiver appointed by it provided that such remuneration shall be substantially on market terms.

9.4 Mortgagee May Exercise Powers of Receiver To the fullest extent permitted by law, all or any of the powers, authorities and discretions which are conferred by this Mortgage (either expressly or implied) upon a Receiver may be exercised by the Mortgagee at any time after the security constituted by this Mortgage has become enforceable in relation to the whole of such Security Assets or any part thereof without first appointing a Receiver of such property or any part thereof or notwithstanding the appointment of a Receiver of such property or any part thereof.

9.5 Application of Proceeds Any moneys received by the Mortgagee or by any Receiver appointed by it pursuant to this Mortgage and/or under the powers hereby conferred shall, after the security hereby constituted shall have become enforceable, but subject to the payment of any claims having priority to the security constituted by this Mortgage and to the Mortgagee’s and such Receiver’s rights under Clause 9.2 (Powers of Receiver), be applied against the amounts due and payable by the Mortgagor to the Secured Parties and the Mortgagee under the Option Agreement, the Shareholders Agreement and this Mortgage, in accordance with Clause 24.3 (Ranking and Priority) of this Mortgage.

10	FURTHER ASSURANCES

The Mortgagor shall, at its own expense from time to time, execute and give all such assurances and do all acts and things as the Mortgagee may reasonably require or reasonably consider desirable under the laws of any jurisdiction governing the Security Assets to enable the Mortgagee to perfect or protect the security intended to be created hereby over the Security Assets or any part thereof or to facilitate the sale of the Security Assets or any part thereof or the exercise by the Mortgagee of any of the rights, powers, authorities and discretions vested in it or any Receiver of the Security Assets or any part thereof or any such delegate or sub-delegate as aforesaid. To that intent, without prejudice to the generality of the foregoing and subject to the terms and conditions set out in the other Clauses of this Mortgage, the Mortgagor shall execute all transfers, sales, dispositions and appropriations (whether to the Mortgagee or otherwise) and shall give all notices, orders and directions and make all registrations which the Mortgagee may (in its absolute discretion) consider expedient but containing terms no more onerous than reasonably required by the Mortgagee to give effect to this Mortgage.

11	POWER OF ATTORNEY

11.1 Appointment The Mortgagor hereby, by way of security and in order more fully to secure the performance of its obligations hereunder, irrevocably appoints the Mortgagee and every Receiver of the Security Assets (or any part thereof) appointed hereunder and any person nominated for the purpose by the Mortgagee or any Receiver in writing under hand by

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an officer of the Mortgagee or any Receiver severally as its attorney and on its behalf and in its name or otherwise to execute and do all such assurances, acts and things which the Mortgagor is required to do under the covenants and provisions contained in this Mortgage (including to make any demand upon or to give any notice or receipt to any person owing moneys to the Mortgagor and to execute and deliver any charges, legal mortgages, assignments or other security and any transfers of securities) and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Mortgage or by statute on the Mortgagee or any such Receiver, delegate or sub-delegate and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may reasonably deem proper in or for the purpose of exercising any of such powers, authorities and discretions.

11.2 Ratification The Mortgagor hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in Clause 11.1 (Appointment) shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause 11.1 (Appointment).

12	DELEGATION

The Mortgagee or any Receiver appointed hereunder may at any time and from time to time delegate by power of attorney or in any other manner to any properly qualified person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Mortgagee or such Receiver under this Mortgage in relation to the Security Assets or any part thereof. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Mortgagee or such Receiver may think fit. Neither the Mortgagee nor any Receiver shall be in any way liable or responsible to the Mortgagor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate, provided the Mortgagee or Receiver gives the Mortgagor notice of such delegation.

13	NO LIABILITY AS MORTGAGEE IN POSSESSION

Neither the Mortgagee nor its nominee nor any Receiver shall by reason of entering into possession of the Security Assets or any of them be liable:

(a)	to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable;

(b)	for failing to present any coupon or other document relating to any of the Security Assets;

(c)	for accepting or failing to accept any offer relating to any of the Security Assets;

(d)	for failing to attend or vote at any meetings relating to the Security Assets;

(e)	for failing to notify the Mortgagor of any communication received by the Mortgagee or Receiver in relation to the Security Assets; or

(f)	for any loss arising out of or in connection with the exercise or non-exercise of any rights or powers (with the exception of the undertaking with respect to the power of sale under Clause 8.1(a)) attaching or accruing to the Security Assets or which may be exercised by the Mortgagee or any nominee for the Mortgagee or Receiver under this Mortgage.

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except in the case of gross negligence, fraud or wilful misconduct on the part of the Mortgagee or such Receiver, respectively. Every Receiver duly appointed by the Mortgagee under the powers set forth herein shall be deemed to be the agent of the Mortgagor for all purposes and shall as such agent for all purposes be deemed to be in the same position as a Receiver duly appointed by a mortgagee under applicable law. The Mortgagor alone shall be responsible for its contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by it and neither the Mortgagee nor any Receiver shall incur any liability therefor (either to the Mortgagor or to any other person whatsoever) or for any other reason whatsoever other than for their gross negligence, fraud or wilful misconduct.

14	PROTECTION OF THIRD PARTIES

No purchaser, mortgagee or other person dealing with the Mortgagee or the Receiver or its or his agents shall be concerned to enquire whether the Secured Obligations have become due and payable or whether any power which the Mortgagee or Receiver is purporting to exercise has become exercisable or whether any of the Secured Obligations remains outstanding or to see to the application of any money paid to the Mortgagee or to such Receiver.

15	STAMP DUTIES

The Mortgagor shall pay and, forthwith on demand, indemnify the Mortgagee against any liability it incurs in respect of any stamp, registration and similar tax which is or becomes payable in connection with the performance or enforcement of this Mortgage.

16	ADDITIONAL PROVISIONS

16.1	Provisions Severable

(a)	If a provision of this Mortgage is, or but for this Clause 16.1 would be, held to be illegal, invalid or unenforceable, in whole or in part, in any jurisdiction the provision shall be ineffective to the extent of such illegality, invalidity or unenforceability without rendering the remaining provisions of this Mortgage illegal, invalid or unenforceable, and any such illegality, invalidity or unenforceability in any jurisdiction shall not invalidate or render invalid or unenforceable such provisions in any other jurisdiction.

(b)	If a provision of this Mortgage is held to be illegal, invalid or unenforceable, in whole or in part and paragraph (a) of this Clause 16.1 (Provisions Severable) cannot be used to make it legal, valid and enforceable, either party to this Mortgage may require the other party to enter into a deed under which that other party undertakes in the terms of the original provision, but subject to such amendments as are necessary or required in order to make the provision legal, valid and enforceable. No party will be obliged to enter into a deed that would increase its liability beyond that contained in this Mortgage had all its provisions been legal, valid and enforceable.

16.2 Potentially Avoided Payments If the Mortgagee considers (acting reasonably) that an amount paid to the Mortgagee or any Secured Party under the Option Agreement or this Mortgage is capable of being avoided or otherwise set aside on the liquidation or

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administration of the person by whom such amount is paid, then for the purposes of this Mortgage, such shall be regarded as not having been paid, provided that if such amount is not avoided or otherwise set aside following such liquidation or administration, the Mortgagee shall not be entitled to regard such amount as not having been paid.

16.3 Variation This Mortgage shall not be varied except by an agreement in writing between the Mortgagor and Mortgagee and, in the case of Clause 8.1 (Process upon Enforcement of Security) above, all parties including CEDC.

17	REMEDIES AND WAIVERS

A delay in exercising, or failure to exercise, any right or remedy under this Mortgage does not constitute a waiver of such or other rights or remedies and does not operate to prevent the exercise or enforcement of any such right or remedy. No single or partial exercise of any right or remedy under this Mortgage prevents further exercise of such or other rights or remedies. The rights, powers and remedies provided in this Mortgage are cumulative and not exclusive of any rights and remedies provided by law. The Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction scheme or arrangement whatsoever. A waiver given or consent granted by the Mortgagee under this Mortgage will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

18	NOTICES

18.1 Communications in Writing A notice, other communication or document given under this Mortgage other than as set out in Clause 22 (Notices) of the Option Agreement shall be in writing and signed by or on behalf of the person giving it and, unless otherwise stated, may be made or delivered personally, posted or faxed in accordance with Clause 19.3 (Delivery).

18.2 Addresses The address and fax number (and the department or officer, if any, for whose attention the notice, other communication or document is to be made or delivered) of each party for any notice, communication or document to be made or delivered under or in connection with this Mortgage is that identified with its name below, or any substitute address, fax number or department or officer as the relevant party notifies to the other party by not less than five Business Days notice.

18.3 Delivery

(a)	Any notice, other communication or document so addressed shall be deemed to have been received:

(i)	if personally delivered, at the time of delivery;

(ii)	if sent by pre-paid first class post, recorded delivery or registered post, two Business Days after the date of posting to the relevant address;

(iii)	if sent by registered air-mail, five Business Days after the date of posting to the relevant address; and

(iv)	if sent by fax, on successful completion of its transmission as per transmission report from the machine from which the fax was sent, save that if such notice,

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communication or document is received after normal working hours (which shall be deemed to be 8.30 a.m. and 5.30 p.m. on any Business Day in the country of the recipient), such notice, communication or document shall be deemed to have been received on the next Business Day, and, if a particular department or officer is specified as part of its address details provided under Clause 18.2 (Addresses), if addressed to that department or officer.

(b)	For the avoidance of doubt, notice given under this Mortgage shall not be validly served if given by e-mail.

19	COSTS AND EXPENSES

19.1 Costs and Expenses Subject to any term of this Mortgage, any Transaction Document or any other agreement between the parties hereto, each party hereto shall bear its own costs and expenses in connection with the negotiation, preparation, execution, modification, amendment, release and/or preservation of any of its rights under this Mortgage.

19.2 Indemnity The Mortgagor shall indemnify the Mortgagee on demand against any and all properly incorrect costs, claims, losses, expenses (including legal fees) and liabilities, and any VAT thereon, which the Mortgagee may incur as a result of the occurrence of any Enforcement Event or the exercise by the Mortgagee of any of its rights and powers under this Mortgage.

19.3 Interest The amounts payable under Clauses 19.1 (Costs and Expenses) and 19.2 (Indemnity) above shall bear interest (compounded monthly) at the Default Rate (payable as well after as before judgment), from the dates on which they were paid or incurred by the Mortgagee to the date of payment thereof by the Mortgagor.

20	CURRENCY OF ACCOUNT

20.1 Currency of Account All payments hereunder shall be made in immediately available funds in the currency and to the account specified by the Mortgagee in the corresponding demand, provided that any payments of Secured Obligations owing under the Option Agreement shall be made in the currency in which such payments are required to be made under the Option Agreement.

20.2 Currency Conversion If notwithstanding Clause 20.1 (Currency of Account) any monies are received or held by the Mortgagee in a currency other than that specified in such demand, such monies shall be converted into the currency specified in the demand issued by the Mortgagee pursuant to Clause 20.1 (Currency of Account) to cover the Secured Obligations in that other currency at the spot rate of exchange quoted by a bank selected by the Mortgagee (acting reasonably) then prevailing for purchasing that other currency with the existing currency.

20.3 No Discharge No payment to the Mortgagee (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Mortgagor unless and until the Mortgagee shall have received payment in full in the currency in which the obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Mortgagee shall have a further separate cause of action against the Mortgagor to recover the amount of the shortfall.

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20.4 Currency Indemnity If any sum due from the Mortgagor under this Mortgage or any order or judgment given or made in relation hereto has to be converted from the currency (the “first currency”) in which the same is payable hereunder or under such order or judgment into another currency (the “second currency”) for the purpose of (1) making or filing a claim or proof against the Mortgagor; (2) obtaining an order or judgment in any court or other tribunal; or (3) enforcing any order or judgment given or made in relation hereto, the Mortgagor shall indemnify and hold harmless the Mortgagee from and against any loss suffered or incurred as a result of any discrepancy between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which the Mortgagee may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

21	ASSIGNMENTS, ETC

21.1 The Mortgagee The Mortgagee may assign and transfer all of its respective rights and obligations hereunder to a replacement Mortgagee appointed in accordance with the terms of this Mortgage. Upon such assignment and transfer taking effect, the replacement Mortgagee shall be and be deemed to be acting as Mortgagee for the Secured Parties for the purposes of this Mortgage in place of the old Mortgagee.

21.2 The Mortgagor The Mortgagor shall not be entitled to transfer or assign all or any of its rights or obligations in respect of this Mortgage without the prior written consent of the Mortgagee.

22	SET-OFF

Where an Enforcement Event has occurred and is continuing, the Mortgagee may (but shall not be obliged to) set off any obligation which is due and payable by the Mortgagor and unpaid against any obligation (whether or not matured) owed by the Mortgagee to the Mortgagor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Mortgagee may convert either obligation at the closing mid-market rate of exchange applying to such currencies, as against the US Dollar, as published in the Financial Times on the day of such set off (in respect of the previous days’ closing mid-market rate) for the purpose of the set-off. If either obligation is unliquidated or unascertained, the Mortgagee may set off in an amount estimated by it in good faith to be the amount of that obligation.

23	COVENANT TO RELEASE

Upon the expiry of the Security Period or as otherwise permitted under the terms of any Transaction Document (but not otherwise), the Mortgagee shall (or procure that its nominees shall), at the request and cost of the Mortgagor, execute and do all such deeds, acts and things as may be necessary to release the Security Assets from the security constituted hereby. The Mortgagee shall not be bound to return the identical shares which were deposited, held or transferred and the Mortgagor shall accept shares of the same class and denomination.

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24	MORTGAGEE AS TRUSTEE

24.1 Declaration of trust The Mortgagee declares itself trustee of the security and other rights (including, without limitation, the benefit of the covenants, indemnities and representations and warranties), titles and interests constituted by this Mortgage and of all monies, property and assets paid to the Mortgagee or its order or held by the Mortgagee or received or recovered by the Mortgagee pursuant to or in connection with this Mortgage with effect from the date hereof to hold the same on trust for itself and each of the Secured Parties in accordance with the terms of this Mortgage and the Option Agreement (save as may otherwise be agreed between the Mortgagee and the Secured Parties from time to time).

24.2	Duration The trusts in this Mortgage shall remain in force until whichever is the earlier of:

(a)	the expiration of a period of 80 years from the date hereof; and

(b)	the date on which all Security Assets are released from the security constituted by the Mortgage in accordance with Clause 24 (Covenant to Release).

24.3 Ranking and priority The Secured Obligations owed by the Mortgagor to each of the Secured Parties shall rank in right and priority of payment, and the security constituted by this Mortgage shall rank and secure the Secured Obligations owed by the Mortgagor to each of the Secured Parties, pari passu and rateably, without any preference between them.

24.4 Indemnity The Mortgagee and the Secured Parties shall be indemnified out of monies recovered under this Mortgage in respect of all liabilities, costs, charges, losses and expenses properly incurred or suffered by them or any of them in the execution or the purported execution of the trusts created by this Mortgage or of any powers, authorities or discretions vested in them or any of them pursuant to this Mortgage and against all actions, proceedings, claims or demands in respect of any matter or thing done or omitted in any way relating to the provisions of this Mortgage (including in connection with any proceedings brought by the Mortgagor and/or CEDC in breach of Clause 26 (Jurisdiction)), except to the extent such claims, losses or liabilities result from the Mortgagee’s gross negligence, fraud or wilful misconduct as finally determined by a court of competent jurisdiction.

24.5 Expenditure Nothing contained in this Mortgage shall require the Mortgagee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder it is has grounds for believing the repayment of such funds or adequate indemnity against or security for such risk or liability is not assured to it.

24.6 Rights The Mortgagee may rely on exercise and be protected by the discretions, protections, powers and rights conferred on trustees, mortgagees or receivers under Cayman Trusts Law (2007 Revision).

24.7 Duties To the extent permitted by applicable law, the Mortgagee shall have only those duties, obligations and responsibilities expressly specified in this Mortgage and no other duties, obligations or responsibilities (whether implied by law or otherwise).

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24.8 Conflicts Where there are any inconsistencies between the applicable law insofar as it relates to trustees and their duties and the provisions of this Mortgage, the provisions of this Mortgage shall prevail to the extent allowed by the law.

24.9 Custody The Mortgagee shall be entitled to keep all certificates and documents of title relating to the Security Assets which it receives in safe custody at any of its branches or offices or otherwise provide for their safe custody by third parties and shall not be responsible for any loss or damage occurring to or in respect thereof unless such loss or damage shall be caused by its own gross negligence, fraud or wilful misconduct. The Mortgagee shall be deemed to have exercised reasonable care in the custody and preservation of any Security Assets in its actual possession if such Security Assets are accorded treatment substantially equal to that which the Mortgagee accords its own property.

24.10 No responsibility Neither the Mortgagee nor any of the Secured Parties will be liable to the Mortgagor or any other person for any costs, charges, losses, liabilities or expenses arising from or connected with any realisation by the Mortgagee or any of them of the Security Assets or from any exercise or non-exercise by the Mortgagee of any of them of any right or power exercisable by it under this Mortgage.

25	GOVERNING LAW

This Mortgage is governed by, and shall be construed in accordance with, Cayman Islands law.

26	JURISDICTION

26.1 Exclusive jurisdiction For the benefit of the Mortgagee and Secured Parties, and subject to Clause 26.4 (Proceedings in Other Jurisdictions) below, each of the Mortgagor and CEDC hereby irrevocably agrees that:

(a)	any dispute, controversy or claim arising out of or in connection with this Mortgage (including a dispute regarding the existence, validity or termination of this Mortgage or the consequences of its nullity), the security constituted by this Mortgage (a “Dispute”) shall be heard by the courts of the Cayman Islands; and

(b)	the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any suit, action or proceedings (“Proceedings”) and to settle any Disputes and, for such purposes, irrevocably submits to the jurisdiction of such courts.

26.2 Service of Process The Mortgagor and CEDC each submit to the jurisdiction of the courts of the Cayman Islands. Without prejudice to any other mode of service allowed under any relevant law, CEDC:

(a)	irrevocably appoints Maples Corporate Services Limited (at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands, Tel: +1 345 949 8066, Fax: +1 345 949 8080) as its agent for service of process in relation to any Proceedings before the Cayman Islands courts in connection with any Dispute; and

(b)	agrees that failure by an agent for service of process to notify the Mortgagor and/or CEDC of the process will not invalidate the proceedings concerned.

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If any person appointed as agent for service of process is unable for any reason to act as agent for service of process, CEDC must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the Mortgagee. Failing this, the Mortgagee may appoint another agent for this purpose.

26.3 Waiver of Objection Each of the parties to this Mortgage other than the Mortgagee and Secured Parties irrevocably waives any objection which it might now or hereafter have to Proceedings being brought or Disputes settled in the courts of the Cayman Islands and agrees not to claim that any such court is an inconvenient or inappropriate forum.

26.4 Proceedings in Other Jurisdictions Nothing in this Mortgage limits (and shall not be construed so as to limit) the right of the Mortgagee and/or the Secured Parties to bring Proceedings, including third party proceedings, against the Mortgagor and/or CEDC, or to apply for interim remedies, in connection with this Mortgage in any other court of competent jurisdiction, nor shall the taking of Proceedings by the Mortgagee and/or Secured Parties in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law. The obtaining by the Mortgagee and/or any Secured Party of judgement in one jurisdiction shall not prevent the Mortgagee and/or any Secured Party from bringing or continuing Proceedings in any other jurisdiction, whether or not these shall be founded on the same cause of action.

26.5 Waiver of Immunity To the extent that any party to this Mortgage other than the Mortgagee and the Secured Parties may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claims), such party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

27	COUNTERPARTS AND EFFECTIVENESS

27.1 Counterparts This Mortgage may be executed in any number of counterparts, each of which when executed and delivered constitutes an original of this Mortgage, but all the counterparts shall together constitute one and the same agreement.

27.2 Effectiveness This Mortgage shall come into effect as a Deed on the date set forth above.

IN WITNESS WHEREOF THIS MORTGAGE HAS BEEN EXECUTED AS A DEED by the parties hereto on the date stated at the beginning of this Mortgage.

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SCHEDULE 1

SHARE TRANSFER FORM

We, [            ] (the “Transferor”) for good and valuable consideration received by us from [            ] (the “Transferee”) do hereby:

1.	transfer to the Transferee [ ] ([ ]) [ ] shares of par value US$[ ] each (the “Share”) standing in our name in the register of the Company to hold unto the Transferee, and assigns, subject to the several conditions on which we held the same at the time of execution of this Share Transfer Form; and

2.	consent that our name remains on the register of the Company until such time as the Company enters the Transferee’s name in the register of the Company;

And I/we, the Transferee, do hereby agree to take the Share subject to the same conditions.

As Witness Our Hands

Signed by the Transferor on

[            ] in the presence of:

Witness	Transferor

Signed by the Transferee on

[            ] in the presence of:

Witness	Transferee

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And I/we do hereby agree to take the Shares.

SIGNED by the Transferee by:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:
)

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

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SCHEDULE 2

PART I

IRREVOCABLE APPOINTMENT OF PROXY

We, [MORTGAGOR], hereby irrevocably appoint [MORTGAGEE] as our proxy to vote at meetings of the Shareholders of [Issuer] (the “Company”), while an Enforcement Event (as defined in the Mortgage) is continuing, in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name. This proxy is irrevocable by reason of being coupled with the interest of [MORTGAGEE] as mortgagee of the aforesaid shares pursuant to a Mortgage dated [—] (the “Mortgage”).

IN WITNESS whereof this instrument has been duly executed as a deed this [            ] day of [            ].

EXECUTED AS A DEED by [MORTGAGOR]:	)
	)	Duly Authorised Signatory
)
	)	Name:
)

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PART II

IRREVOCABLE APPOINTMENT OF POWER OF ATTORNEY

We, [MORTGAGOR], hereby irrevocably appoint [MORTGAGEE] as our duly authorised representative and duly appointed attorney-in-fact to sign resolutions in writing of [Issuer] (the “Company”), while an Enforcement Event (as defined in the Mortgage) is continuing, in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name. This power of attorney is irrevocable by reason of being coupled with the interest of [MORTGAGEE] as mortgagee of the aforesaid shares pursuant to a Mortgage dated [—] (the “Mortgage”).

IN WITNESS whereof this instrument has been duly executed as a deed this [            ] day of [            ].

EXECUTED AS A DEED by [MORTGAGOR]:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

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SIGNATORIES

THE MORTGAGOR

Executed as a deed by	)
[LION/RALLY CAYMAN 7 L.P.]	)
acting by its general partner	)
[ ]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

THE MORTGAGEE

Executed as a deed by	)
[LION/RALLY CAYMAN 4]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

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Executed as a deed by	)
[LION/RALLY CAYMAN 5]	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

Executed as a deed by	)
CENTRAL EUROPEAN	)
DISTRIBUTION CORPORATION	)

Signature of director	Signature of director/secretary

Name of director	Name of director/secretary

in the presence of:

[                    ]

Address:

Fax number:

Attn:

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